UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

June 30, 2011

Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

CONTENTS

Waddell & Reed Advisors Funds

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2011

PRESIDENT’S LETTER

Waddell & Reed Advisors Funds	JUNE 30, 2011 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

While economic conditions have improved over the past year, a number of challenges slowed the recovery in the first half of calendar 2011. Investors, who rediscovered an appetite for risk early in the fiscal year as the recovery gained momentum, have turned cautious in recent weeks and have moved away from riskier assets and toward quality, ultimately driving U.S. bond yields to historic lows.

The reemergence of the European debt crisis in mid-2010, and concerns surrounding the potential for an economic double-dip in the United States, tempered investor optimism about the recovery. The European banking system was negatively impacted when investors began to question the credit quality of several sovereign governments, particularly Greece, Ireland and Portugal. That, in conjunction with disappointing U.S. economic growth and concern about China’s ability to deter inflation, drove a sharp global market correction. The tide turned in August, however, when talk surfaced about additional government stimulus plans and mid-term elections held out the potential for a more investor-friendly environment in Washington. Stocks rallied late in the third calendar quarter of 2010, boosted by the Federal Reserve’s renewed Asset Purchase Program (QEII) and by Congress’s decision to extend the Bush-era tax cuts.

U.S. economic growth continued but slowed in the first calendar quarter of 2011 with Gross Domestic Product (GDP) growing at a 0.4 percent annual rate, compared with 3.1 percent in the fourth quarter of calendar 2010. Political unrest intensified in the Middle East and North Africa, driving oil prices higher. Investors’ attention turned abruptly to Japan on March 11, 2011, when a massive earthquake and tsunami struck the island’s northern-Pacific coastline, causing supply chain disruptions that reverberated globally, particularly in the auto sector during the second calendar quarter 2011. Meanwhile, in the U.S., uncertainty continued around a number of issues, including financial reform, health care reform, government spending and lingering concerns about high unemployment and a lackluster housing market.

Despite the difficult backdrop, the markets enjoyed another solid year overall. The S&P 500 Index posted a 28 percent gain for the 12 months ended June 30, 2011. Many international markets also saw progress as well, as evidenced by the MSCI EAFE Index, which rose 27 percent over the period.

Numerous issues remain, including the challenges in the Middle East, which are likely to remain unresolved for some time, and government debt and budget problems abroad and in the United States. Nonetheless, we are optimistic that better days are ahead. Supply chain issues related to the events in Japan are improving, which means auto production should provide a significant lift to second half GDP. Interest rates are still low, Federal Reserve and government policy is accommodative, and companies are reporting robust activity and very strong profits.

Economic Snapshot

	6-30-2011	6-30-2010
S&P 500 Index	1320.64	1030.71
MSCI EAFE Index	1708.08	1348.11
Citigroup Broad Investment Grade Index (annualized yield to maturity)	2.63%	2.62%
U.S. unemployment rate	9.2%	9.5%
30-year fixed mortgage rate	4.51%	4.74%
Oil price per barrel	$95.42	$75.63

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2011	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2011.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of

IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Accumulative Fund
Class A	$1,000	$1,054.70	$5.86	$1,000	$1,019.11	$5.75	1.15%
Class B	$1,000	$1,047.90	$11.78	$1,000	$1,013.26	$11.58	2.33%
Class C	$1,000	$1,048.90	$11.06	$1,000	$1,013.98	$10.88	2.18%
Class Y	$1,000	$1,056.00	$4.42	$1,000	$1,020.54	$4.34	0.86%
Asset Strategy Fund
Class A	$1,000	$1,069.70	$5.80	$1,000	$1,019.20	$5.65	1.13%
Class B	$1,000	$1,064.70	$10.43	$1,000	$1,014.66	$10.17	2.04%
Class C	$1,000	$1,065.60	$9.91	$1,000	$1,015.17	$9.67	1.94%
Class Y	$1,000	$1,071.60	$4.25	$1,000	$1,020.69	$4.14	0.83%
Continental Income Fund
Class A	$1,000	$1,065.40	$6.09	$1,000	$1,018.86	$5.96	1.20%
Class B	$1,000	$1,059.80	$11.53	$1,000	$1,013.59	$11.28	2.26%
Class C	$1,000	$1,061.10	$10.82	$1,000	$1,014.29	$10.58	2.12%
Class Y	$1,000	$1,067.10	$4.55	$1,000	$1,020.36	$4.44	0.89%

See footnotes on page 6.

4	ANNUAL REPORT	2011

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Core Investment Fund
Class A	$1,000	$1,089.80	$5.75	$1,000	$1,019.27	$5.55	1.11%
Class B	$1,000	$1,086.20	$11.89	$1,000	$1,013.42	$11.48	2.29%
Class C	$1,000	$1,085.30	$10.84	$1,000	$1,014.40	$10.47	2.10%
Class Y	$1,000	$1,093.10	$4.19	$1,000	$1,020.76	$4.04	0.81%
Dividend Opportunities Fund
Class A	$1,000	$1,044.60	$6.44	$1,000	$1,018.48	$6.36	1.27%
Class B	$1,000	$1,038.80	$11.83	$1,000	$1,013.20	$11.68	2.34%
Class C	$1,000	$1,040.10	$11.02	$1,000	$1,013.95	$10.88	2.19%
Class Y	$1,000	$1,046.50	$4.60	$1,000	$1,020.28	$4.55	0.91%
Energy Fund
Class A	$1,000	$1,060.50	$8.04	$1,000	$1,016.96	$7.87	1.58%
Class B	$1,000	$1,055.10	$13.56	$1,000	$1,011.58	$13.28	2.67%
Class C	$1,000	$1,056.60	$12.13	$1,000	$1,012.98	$11.88	2.38%
Class Y	$1,000	$1,063.60	$5.57	$1,000	$1,019.39	$5.45	1.09%
International Growth Fund
Class A	$1,000	$1,064.30	$7.53	$1,000	$1,017.54	$7.36	1.46%
Class B	$1,000	$1,057.80	$14.20	$1,000	$1,011.03	$13.88	2.78%
Class C	$1,000	$1,059.30	$12.77	$1,000	$1,012.44	$12.48	2.49%
Class Y	$1,000	$1,067.40	$5.48	$1,000	$1,019.53	$5.35	1.06%
New Concepts Fund
Class A	$1,000	$1,092.60	$7.22	$1,000	$1,017.88	$6.96	1.40%
Class B	$1,000	$1,087.00	$12.73	$1,000	$1,012.57	$12.28	2.46%
Class C	$1,000	$1,088.80	$12.01	$1,000	$1,013.32	$11.58	2.31%
Class Y	$1,000	$1,095.10	$5.34	$1,000	$1,019.73	$5.15	1.02%
Science and Technology Fund
Class A	$1,000	$1,064.50	$6.81	$1,000	$1,018.15	$6.66	1.34%
Class B	$1,000	$1,059.90	$12.46	$1,000	$1,012.66	$12.18	2.45%
Class C	$1,000	$1,060.60	$11.85	$1,000	$1,013.28	$11.58	2.32%
Class Y	$1,000	$1,067.20	$5.17	$1,000	$1,019.75	$5.05	1.02%
Small Cap Fund
Class A	$1,000	$1,111.20	$7.81	$1,000	$1,017.41	$7.46	1.49%
Class B	$1,000	$1,104.80	$13.26	$1,000	$1,012.16	$12.68	2.55%
Class C	$1,000	$1,106.40	$12.01	$1,000	$1,013.36	$11.48	2.31%
Class Y	$1,000	$1,113.30	$5.49	$1,000	$1,019.64	$5.25	1.04%
Tax-Managed Equity Fund
Class A	$1,000	$1,055.60	$5.65	$1,000	$1,019.25	$5.55	1.12%
Class B	$1,000	$1,051.20	$10.36	$1,000	$1,014.66	$10.17	2.04%
Class C	$1,000	$1,050.50	$10.36	$1,000	$1,014.73	$10.17	2.03%

See footnotes on page 6.

2011	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES

Waddell & Reed Advisors Funds	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Beginning Account Value 12-31-10	Ending Account Value 6-30-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Value Fund
Class A	$1,000	$1,043.20	$6.84	$1,000	$1,018.14	$6.76	1.34%
Class B	$1,000	$1,038.00	$12.43	$1,000	$1,012.58	$12.28	2.46%
Class C	$1,000	$1,039.40	$11.52	$1,000	$1,013.52	$11.38	2.27%
Class Y	$1,000	$1,046.40	$4.71	$1,000	$1,020.23	$4.65	0.92%
Vanguard Fund
Class A	$1,000	$1,062.00	$6.19	$1,000	$1,018.77	$6.06	1.21%
Class B	$1,000	$1,055.10	$12.23	$1,000	$1,012.87	$11.98	2.41%
Class C	$1,000	$1,056.00	$11.72	$1,000	$1,013.40	$11.48	2.30%
Class Y	$1,000	$1,063.50	$4.44	$1,000	$1,020.53	$4.34	0.86%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2011, and divided by 365.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

6	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Accumulative Fund	(UNAUDITED)

Barry M. Ogden

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. Mr. Ogden has managed the fund since 2004 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Accumulative Fund (Class A shares at net asset value)	33.44%
Benchmarks(s) and/or Lipper Category
S&P 500 Index	30.69%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Multi-Cap Core Funds Universe Average	30.97%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Strong fiscal year performance

The Fund outperformed both its benchmark and Lipper universe, before the effects of sales charge. This is particularly pleasing given our decision to let the cash position grow in response to market situations. The Fund started the fiscal year fully invested at only 1 percent cash, but by the end of the September quarter, it was more than 6 percent as some uncertainties persisted with respect to the macroeconomic environment. From here, we built the cash position to more than 9 percent at the end of the December quarter, this time just trying to err on the side of asset protection as the markets were discounting quite a bit of good news already. We modestly raised the Fund’s cash buffer to 10 percent at the end of the March quarter, again focusing on a few macroeconomic concerns and waiting for a consolidation or some pullback in the broader markets. Our patience finally was rewarded as we experienced one in early May. We took that opportunity to get a bit more aggressive and put a lot of cash back into the market. As mentioned below, the Fund finished the end of the fiscal year with approximately 6 percent cash on the sidelines, but this was due to some tax-related selling.

Key performers for the Fund

In reflecting on the Fund’s performance, several stocks are worth noting as having had a meaningful positive impact. One of the Fund’s strongest performers was Under Armour, Inc., which is a rapidly growing, small-cap company that specializes in branded apparel, footwear and accessories for athletes and continues to grow their footprint into more categories and into more casual wear. The stock was up considerably during the fiscal year, and we believe the company will deliver strong results for the foreseeable future, as it is still just scratching the surface in terms of market share. Another key performer for the Fund was Halliburton Company, a leader in the oil service industry that we believe is well positioned within this space as drilling intensity increases and companies are expanding their drilling programs and exploration efforts to try to increase reserves. The stock performed well for the Fund during its past fiscal year. A final stock we’d like to highlight is Patterson UTI Energy, Inc., a small-cap driller that owns and operates a large number of land-based rigs used in oil and gas drilling. This stock increased considerably during the past fiscal year. All three of these stocks are still in the Fund and we are optimistic they will continue to perform well.

Several laggards

One of the Fund’s top holdings remains Google Inc., which we believe is well positioned to take market share in a variety of rapidly expanding markets, including traditional and mobile search, local advertising, payment platforms and social networking. The company accelerated investment spending over the past 12 months and the market initially penalized them for doing so. In recent months, the market’s focus appears to have shifted back to seeing Google as a growth company with a lot of opportunity still in front of it. Investors have begun to applaud the company’s revenue acceleration trends and seem to be willing to look past the bump up in spending. However, during the fiscal year, the stock lagged the broader markets and delivered a moderate return for the Fund. We fully expect during the upcoming few quarters, the recent momentum the stock and company have shown will continue and Google should be a strong performer for the Fund. Another stock that had a similar return for the Fund was Microsoft Corporation, though in our opinion, the outlook for it is not quite as good. The Fund owned this stock as Microsoft has exposure to and tentacles in so many aspects of technology spending. However, it appears that Microsoft is simply unable to react as quickly as some of its competitors and is likely going to bleed market share for the foreseeable future. The Fund no longer owns this security, despite its inexpensive valuation relative to a variety of measures.

Exhausting on most fronts

The Fund’s final fiscal quarter was an exhausting one for most investors as they were bombarded with a handful of difficult issues and had to battle the ever-present, risk on / risk off trading mentality of the markets. Here in the U.S., the issue with the most

2011	ANNUAL REPORT	7

near-term impact is the need to raise the debt ceiling, which seemingly governs our ability to meet our debt obligations. Both sides in Congress have engaged in the ultimate game of “chicken,” with both parties thus far making little progress toward a solution. The reality is that we’re running out of time, but we’re hopeful something gets passed that can at least give the administration more time to find a long-term resolution. Until something is passed, all eyes will remain on this issue. Our economy seems to have lost its footing and momentum it had for most of 2010 and early into 2011. The main question is whether we’re in just a soft patch or the beginning of something much worse. We tend to believe it’s more of a soft patch and we’ll look back and see it was just a mid-cycle slowdown and adjustment period, but it’s still too early to make a definitive conclusion and feel good about it. Making matters a bit more touch and go is that the rest of the world is dealing with their own set of issues. Severe funding and austerity issues appear to be negatively impacting parts of Europe while its leaders try to figure out a solution palatable to all parties involved. A solution must be put in place to control the fear and spreading of debt defaults that would trigger a whole set of other problems. As for China, it seems to be all about building inflationary pressures and whether it can control them while still trying to allow for sufficient growth for the nation. Many market pundits think commodity prices are peaking in China and it will free the nation up to be a little less restrictive in some of its policies. If they are right, this could ease investors’ fears as we head into the second half of the calendar year.

The largest exposures at the end of the period remain in energy, industrials, technology and consumer discretionary. We are particularly bullish on energy, where we expect higher prices as demand growth continues to accelerate and incremental supply additions are becoming tougher to come by. Higher commodity prices appear to be leading to more exploration and, longer term, more supply, but in the interim, we anticipate the energy sector will be a strong contributor to performance. The Fund finished the quarter and the fiscal year with just over 6 percent cash, down from 10 percent at the beginning of the final quarter. This is a bit higher than it was throughout most of the quarter, as we did some fiscal year-end maneuvering to take advantage of some loss carry forwards that were nearing expiration. As such, we sold some positions with gains, and the timing of this led to the elevated cash position at fiscal year end.

Where we go from here

As we look out to the rest of 2011, several other key issues are front and center in terms of importance and are likely to determine how the equity markets finish the year. Will housing prices stabilize? Will a third round of quantitative easing be needed and if so, how would it be interpreted by investors? Are companies going to start hiring on a sustainable basis? Despite so much near-term uncertainty, we are yet again cautiously optimistic as the upcoming earnings season approaches that corporations will be able to deliver strong results. We think valuations remain reasonable relative to historical time periods and especially relative to other investment alternatives. Stay tuned for what we think is going to be an exciting back half of 2011.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Accumulative Fund.

8	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Accumulative Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	93.7%
Industrials	18.9%
Energy	15.9%
Information Technology	15.8%
Consumer Discretionary	13.9%
Consumer Staples	9.3%
Financials	9.1%
Health Care	7.2%
Materials	3.6%
Cash and Cash Equivalents	6.3%

Lipper Rankings

Category: Lipper Multi-Cap Core Funds	Rank	Percentile
1 Year	228/826	28
3 Year	630/725	87
5 Year	266/605	44
10 Year	233/294	79

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Schlumberger Limited	Energy
Precision Castparts Corp.	Industrials
Costco Wholesale Corporation	Consumer Staples
Google Inc., Class A	Information Technology
General Dynamics Corporation	Industrials
Halliburton Company	Energy
BorgWarner Inc.	Consumer Discretionary
Under Armour, Inc., Class A	Consumer Discretionary
Equitable Resources, Inc.	Energy

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Accumulative Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1	) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	25.76%	27.99%	32.07%	33.91%
5-year period ended 6-30-11	2.09%	1.97%	2.26%	3.58%
10-year period ended 6-30-11	1.45%	0.91%	1.02%	2.34%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 9.8%
Boeing Company (The)	290	$21,440
General Dynamics Corporation	380	28,318
Honeywell International Inc.	195	11,620
Precision Castparts Corp.	260	42,809
Rockwell Collins, Inc.	350	21,592

		125,779

Air Freight & Logistics – 2.4%
FedEx Corporation	173	16,409
United Parcel Service, Inc., Class B	195	14,221

		30,630

Airlines – 0.6%
Delta Air Lines, Inc. (A)	220	2,017
Southwest Airlines Co.	500	5,710

		7,727

Apparel Retail – 0.3%
Urban Outfitters, Inc. (A)	115	3,237

Apparel, Accessories & Luxury Goods – 2.5%
Columbia Sportswear Company	60	3,804
Under Armour, Inc., Class A (A)(B)	300	23,193
Warnaco Group, Inc. (The) (A)	90	4,703

		31,700

Application Software – 0.3%
salesforce.com, inc. (A)	29	4,320

Asset Management & Custody Banks – 1.9%
BlackRock, Inc., Class A	25	4,795
Invesco Ltd.	820	19,188

		23,983

Auto Parts & Equipment – 2.7%
BorgWarner Inc. (A)	300	24,237
Gentex Corporation	355	10,732

		34,969

Automobile Manufacturers – 1.1%
Bayerische Motoren Werke AG (C)	55	5,492
Ford Motor Company (A)	585	8,067

		13,559

Biotechnology – 1.6%
Gilead Sciences, Inc. (A)	380	15,736
Vertex Pharmaceuticals Incorporated (A)	95	4,944

		20,680

Brewers – 0.9%
Anheuser-Busch Inbev S.A., ADR	190	11,022

Broadcasting – 1.2%
CBS Corporation, Class B	185	5,271
Discovery Holding Company, Class A (A)(B)	250	10,240

		15,511

Communications Equipment – 1.0%
QUALCOMM Incorporated	215	12,210

COMMON STOCKS (Continued)	Shares	Value

Computer Hardware – 7.1%
Apple Inc. (A)	265	$88,953

Computer Storage & Peripherals – 1.1%
NetApp, Inc. (A)	268	14,145

Construction & Farm Machinery & Heavy Trucks – 2.6%
Caterpillar Inc. (B)	150	15,969
Cummins Inc.	36	3,726
Westinghouse Air Brake Technologies Corporation	200	13,144

		32,839

Consumer Finance – 1.0%
American Express Company	255	13,184

Department Stores – 0.5%
Kohl’s Corporation	115	5,751

Diversified Banks – 0.1%
Wells Fargo & Company	40	1,122

Electrical Components & Equipment – 0.1%
Acuity Brands, Inc.	24	1,347

Electronic Equipment & Instruments – 0.1%
OSI Systems, Inc. (A)	30	1,290

Footwear – 0.6%
NIKE, Inc., Class B (B)	80	7,198

Health Care Equipment – 1.0%
DexCom, Inc. (A)	200	2,898
Hologic, Inc. (A)	500	10,085

		12,983

Health Care Facilities – 0.8%
Community Health Systems, Inc. (A)	125	3,210
HCA Holdings, Inc. (A)	205	6,765

		9,975

Hotels, Resorts & Cruise Lines – 2.0%
Hyatt Hotels Corporation, Class A (A)	110	4,490
Starwood Hotels & Resorts Worldwide, Inc.	365	20,455

		24,945

Household Products – 1.6%
Procter & Gamble Company (The)	330	20,978

Human Resource & Employment Services – 1.0%
Manpower, Inc.	245	13,160

Hypermarkets & Super Centers – 2.8%
Costco Wholesale Corporation (B)	430	34,933

Industrial Conglomerates – 0.7%
General Electric Company	425	8,016
Textron Inc.	40	944

		8,960

Industrial Gases – 0.7%
Air Products and Chemicals, Inc.	90	8,602

2011	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands) JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Integrated Oil & Gas – 0.8%
ConocoPhillips	113	$8,519
Petroleo Brasileiro S.A.– Petrobras, ADR	65	2,201

		10,720

Internet Software & Services – 3.3%
Boingo Wireless, Inc. (A)	33	301
eBay Inc. (A)	275	8,874
Google Inc., Class A (A)	65	32,915

		42,090

Investment Banking & Brokerage – 3.8%
Charles Schwab Corporation (The)	1,295	21,303
Goldman Sachs Group, Inc. (The)	164	21,827
Morgan Stanley	230	5,292

		48,422

Managed Health Care – 0.7%
WellPoint, Inc.	115	9,059

Oil & Gas Drilling – 2.7%
Diamond Offshore Drilling, Inc.	65	4,577
Patterson-UTI Energy, Inc.	460	14,541
Transocean Inc.	245	15,816

		34,934

Oil & Gas Equipment & Services – 7.1%
Halliburton Company	545	27,795
National Oilwell Varco, Inc.	180	14,078
Schlumberger Limited	560	48,384

		90,257

Oil & Gas Exploration & Production – 5.3%
Equitable Resources, Inc.	439	23,061
Kosmos Energy Ltd. (A)	45	764
Noble Energy, Inc.	120	10,756
Southwestern Energy Company (A)	395	16,938
Ultra Petroleum Corp. (A)	340	15,572

		67,091

Other Diversified Financial Services – 2.0%
Bank of America Corporation	275	3,014
JPMorgan Chase & Co.	535	21,903

		24,917

Packaged Foods & Meats – 0.5%
Mead Johnson Nutrition Company	100	6,755

Paper Packaging – 0.9%
Sealed Air Corporation	465	11,062

Pharmaceuticals – 3.1%
Allergan, Inc. (B)	230	19,147
Hospira, Inc. (A)	105	5,949
Teva Pharmaceutical Industries Limited, ADR	280	13,502

		38,598

Publishing – 0.2%
Valassis Communications, Inc. (A)	100	3,030

COMMON STOCKS (Continued)	Shares	Value

Railroads – 0.2%
Kansas City Southern (A)	40	$2,373

Restaurants – 2.8%
Arcos Dorados Holdings Inc.	30	633
McDonald’s Corporation	250	21,079
Starbucks Corporation	375	14,809

		36,521

Semiconductors – 2.4%
Broadcom Corporation, Class A	270	9,083
First Solar, Inc. (A)	82	10,846
Microchip Technology Incorporated	290	10,994

		30,923

Soft Drinks – 1.8%
Coca-Cola Company (The)	200	13,458
PepsiCo, Inc.	95	6,691
Primo Water Corporation (A)	225	3,238

		23,387

Specialized Finance – 0.3%
IntercontinentalExchange, Inc. (A)	34	4,240

Specialty Chemicals – 1.6%
Ecolab Inc.	375	21,143

Steel – 0.4%
Allegheny Technologies Incorporated	73	4,637

Systems Software – 0.5%
Oracle Corporation	200	6,582

Tobacco – 1.7%
Philip Morris International Inc.	320	21,366

Trucking – 1.5%
J.B. Hunt Transport Services, Inc.	405	19,071

TOTAL COMMON STOCKS – 93.7%		$1,192,870
(Cost:$ 956,547)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 1.3%
Air Products and Chemicals, Inc., 0.100%, 7–11–11 (D)	$3,000	3,000
General Mills, Inc.:
0.160%, 7–5–11 (D)	5,000	5,000
0.180%, 7–20–11 (D)	3,000	3,000
Heinz (H.J.) Co.,
0.240%, 7–25–11 (D)	2,000	2,000
Prudential Funding LLC,
0.000%, 7–1–11 (D)	3,050	3,050

		16,050

Commercial Paper (backed by irrevocable letter of credit) – 0.4%
Avon Capital Corp. (Avon Products, Inc.),
0.260%, 7–14–11 (D)	5,000	4,999

Master Note – 0.2%
Toyota Motor Credit Corporation,
0.081%, 7–1–11 (E)	2,107	2,107

12	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Accumulative Fund (in thousands)	JUNE 30, 2011

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – Taxable – 0.7%
Indl Dev Auth of Phoenix, AZ, Adj Mode, Multifam Hsng Rev Rfdg Bonds (Paradise Lakes Apt Proj), Ser 2007A (Wachovia Bank, N.A.),
0.070%, 7–7–11 (E)	$5,394	$5,394
Los Angeles, CA, Wastewater Sys Sub Rev Bonds, Var Rate Rfdg, Ser 2008-A (Bank of America, N.A.),
0.040%, 7–1–11 (E)	3,550	3,550

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – Taxable (Continued)
Norfolk, VA, Redev and Hsng Auth, Var Rate Demand Rev and Rfdg Bonds (Old Dominion Univ Real Estate Fndtn 45th Street Parking Garage, LLC Univ Vlg Parking Fac Proj), Ser 2008 (Bank of America, N.A.),
0.070%, 7–1–11 (E)	$549	$549

		9,493

TOTAL SHORT-TERM SECURITIES – 2.6%		$32,649
(Cost: $32,649)

TOTAL INVESTMENT SECURITIES – 96.3%		$1,225,519
(Cost: $989,196)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 3.7%		46,715

NET ASSETS – 100.0%		$1,272,234

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities serve as cover or collateral for all or a portion of the following written options outstanding at June 30, 2011:

Underlying Security	Broker/Counterparty	Type	Number of Contracts (Unrounded)	Expiration Month	Exercise Price	Premium Received	Market Value
Allergan, Inc.:	Goldman, Sachs & Company	Put	242	July 2011	$72.50	$15	$(2)
	Goldman, Sachs & Company	Call	230	July 2011	87.50	18	(3)
Boeing Company (The):	Morgan Stanley Smith Barney LLC	Put	249	August 2011	62.50	13	(8)
	Morgan Stanley Smith Barney LLC	Put	249	August 2011	67.50	27	(19)
Caterpillar Inc.	Goldman, Sachs & Company	Call	150	August 2011	115.00	11	(17)
eBay Inc.:	Goldman, Sachs & Company	Put	989	July 2011	28.00	34	(5)
	Morgan Stanley Smith Barney LLC	Put	969	July 2011	29.00	35	(8)
National Oilwell Varco, Inc.:	Morgan Stanley Smith Barney LLC	Put	199	July 2011	65.00	16	(2)
	Morgan Stanley Smith Barney LLC	Put	497	August 2011	55.00	49	(8)
NIKE, Inc., Class B	Goldman, Sachs & Company	Call	195	July 2011	90.00	14	(28)
S&P 500 Index	UBS Securities LLC	Put	243	July 2011	1,165.00	99	(10)
salesforce.com, inc.	Morgan Stanley Smith Barney LLC	Put	146	August 2011	120.00	41	(18)
Starwood Hotels & Resorts Worldwide, Inc.	Morgan Stanley Smith Barney LLC	Put	440	August 2011	50.00	46	(41)
Under Armour, Inc., Class A:	Goldman, Sachs & Company	Call	300	August 2011	85.00	40	(58)
	Goldman, Sachs & Company	Call	300	August 2011	90.00	19	(29)

						$477	$(256)

(C)	Listed on an exchange outside the United States.

(D)	Rate shown is the yield to maturity at June 30, 2011.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$170,929	$5,492	$—
Other Sectors	1,016,449	—	—
Total Common Stocks	$1,187,378	$5,492	$—
Short-Term Securities	—	32,649	—
Total	$1,187,378	$38,141	$—

Liabilities
Written Options	$256	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	13

MANAGEMENT DISCUSSION

Asset Strategy Fund	(UNAUDITED)

Michael L. Avery	Ryan F. Caldwell	Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed Advisors Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2011. Mr. Avery has managed the Fund since 1997 and has 33 years of industry experience. Mr. Caldwell has managed the Fund since 2007 and has 14 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Asset Strategy Fund (Class A shares at net asset value)	26.27%
Benchmarks(s) and/or Lipper Category
S&P 500 Index	30.69%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Broad Investment Grade Index	3.66%
(Generally reflects the performance of the bond markets
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.24%
(generally reflects cash)
Lipper Global Flexible Portfolio Funds Universe Average	19.54%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

Economic conditions continued to improve during the fiscal year ending June 30, 2011, although the markets weathered several events that had the potential to threaten recovery, chief among them the mid-2010 reemergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality in the early part of the Fund’s fiscal year, ultimately driving U.S. bond yields to historical lows. Intensifying concerns about massive deficits in the world’s developed economies further weighted on equities and fueled fear among investors that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism on the part of investors that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter 2010 rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in

June 2009. During the third quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street registering an impressive profit for the year. Stocks rose again in December, when Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses.

During the first calendar half of 2011, the markets faced yet another challenge. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northern-Pacific coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover, but the full impact on the global supply technology chain is yet to be determined. U.S. and global markets conditions grew increasingly volatile and uncertain as the second quarter progressed, as a number of issues impacted the capital markets. Topping the list of concerns facing investors were – and remain – the ongoing sovereign debt issues in peripheral Europe, uncertainty surrounding the U.S. deficit, a sliding dollar, rising social tension in the Middle East and North Africa, continued sluggishness in U.S. employment and housing, and the end of the Federal Reserve’s second round of quantitative easing. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

A responsive approach

As the period opened, the equity portion of the portfolio was allocated in line with the investment strategy we have been pursing for some time – global rebalancing and the emerging middle class. The fund was most heavily concentrated in the consumer discretionary, information technology and financials sectors, on the premise that they offered the greatest potential, despite a de-leveraging cycle on the part of the consumer. The focus has been on high-end consumers, who have recovered faster than the average consumer. As the dollar strengthened, however, we began to restructure the Fund to manage risk and preserve capital. Our primary concerns surrounded valuation in emerging markets, which were beginning to look expensive to us.

14	ANNUAL REPORT	2011

In response, we began the fiscal year by reducing the portfolio’s net equity exposure substantially, hedging downside risk through index futures instead of selling assets we deem to have long-term value. Although the cost of this strategy restrained performance, it operated as intended by effectively reducing the Fund’s risk during the period.

Another factor that caused the Fund’s performance during the period to trail that of the broader market, as defined by the S&P 500 Index, was its exposure to Chinese cyclicals that were negatively impacted when the Chinese authorities began to reduce liquidity. That caused a fairly large downdraft in the Chinese market, and the Fund’s exposure suffered accordingly.

The Fund’s stake in gold bullion represented approximately 11 percent of investments at June 30, 2011, which is slightly down from its stake at the time of our last annual report to you. We took advantage of the rise in the gold market at the end of the fourth quarter of 2010 to reduce the Fund’s position, which had peaked at 15 percent earlier in the period. We continue to believe gold is a good long-term investment, because unlike currency, governments cannot devalue gold. And, in a world where governments are approaching their individual problems by creating more fiat currency, i.e., more pieces of paper, we believe the desire to have an alternative to currency likely will increase as long as governments pursue aggressive monetary policy as a way of influencing real output.

Hedging volatility

The market experienced heightened volatility during the latter months of 2010, as investors grappled with concern about sovereign debt issues in Europe and a pause in U.S. economic growth. Rising tension and conflict in the Middle East and North Africa and the March 2011 natural disaster in Japan only drove anxiety higher. Against this volatile backdrop, we employed forward currency exchange contracts as a defensive hedge to back the Fund’s base currency, the U.S. dollar. All currency exposures are marked to the market daily. Therefore, the risks of the forwards are equivalent to the risk of the underlying currency. We also used equity derivatives to help cushion volatility. These instruments collectively represented a small portion of the overall Fund, and although they detracted from the Fund’s performance relative to the broader market as represented by the S&P 500 Index, they effectively lessened the Fund’s volatility and helped the Fund manage risk.

During the period, we made several changes to the Fund, which remains geographically diverse and focused on the global emerging middle class. In terms of sector shifts, we decreased the Fund’s exposure to financials and added significantly to its stake in consumer discretionary and energy stocks. At fiscal year end, the Fund’s equity exposure was overweight relative to the S&P 500 Index in information technology and, notably, consumer discretionary, which reflects our heavy stake in automobile manufacturers whose profits are driven by increasingly robust global demand. Relative underweight positions at year end included health care, consumer staples and industrials. With respect to fixed income, although these products have outperformed equities over the last decade, we don’t project this trend to be sustainable. We continue to believe that investors are overpaying for capital structure protections and corporate fixed income, and we believe that equities continue to be a more attractive asset class than corporate or sovereign fixed income. We continue to favor gold as a currency hedge. Despite these sector shifts, the Fund’s allocation among gold and fixed income remained largely unchanged, while we invested un-deployed cash to marginally increase the Fund’s equity exposure.

Challenges remain

Our outlook remains guarded, as significant challenges remain. Sovereign debt issues in European periphery countries are yet to be resolved, and debt levels in the United States, particularly on the part of the consumer, are coming down but are still very high. For that reason, we anticipate only modest improvement and low to modest GDP growth for some time to come. We believe the outlook for U.S. equities is improving given that excess liquidity is finding its way into those financial assets. Our outlook for China and India economic growth on a relative basis continues to be positive. We do, however, expect a slowdown as their respective policymakers attempt to pare the growth rate and manage inflation. We remain focused on companies that we believe will have a growth trajectory based on domestic consumption.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The Fund may allocate from 0–100 percent of its assets between stocks, bonds and short-term instruments, across domestic and foreign securities; therefore, the Fund may invest up to 100 percent of its assets in foreign securities. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. With regard to fixed-income securities in which the Fund may invest, these are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Because the Fund may concentrate its investments, the Fund may experience greater volatility than an investment with greater diversification. The Fund may use short-selling or derivatives to hedge various instruments, for risk management purposes or to increase investment income or gain in the Fund. These techniques involve additional risk. Investing in physical commodities, such as gold, exposes the

2011	ANNUAL REPORT	15

Fund to other risk considerations such as potentially severe price fluctuations over short periods of time.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Asset Strategy Fund.

16	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Asset Strategy Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	86.4%
Consumer Discretionary	32.7%
Information Technology	20.1%
Energy	11.9%
Financials	10.9%
Industrials	7.4%
Consumer Staples	2.4%
Materials	0.6%
Health Care	0.4%
Bullion (Gold)	11.1%
Options	0.4%
Bonds	0.6%
Corporate Debt Securities	0.4%
United States Government and Government Agency Obligations	0.2%
Cash and Cash Equivalents	1.5%

Lipper Rankings

Category: Lipper Global Flexible Portfolio Funds	Rank	Percentile
1 Year	38/222	18
3 Year	63/115	55
5 Year	4/75	6
10 Year	6/44	14

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	45.3%
United States	45.3%
Pacific Basin	21.2%
China	11.9%
Hong Kong	5.7%
Other Pacific Basin	3.6%
Europe	18.8%
Germany	8.0%
Other Europe	10.8%
Bullion (Gold)	11.1%
South America	1.7%
Cash and Cash Equivalents and Options	1.9%

Top 10 Equity Holdings

Company	Country	Sector
Wynn Resorts, Limited	United States	Consumer Discretionary
Volkswagen AG	Germany	Consumer Discretionary
ConocoPhillips	United States	Energy
Apple Inc.	United States	Information Technology
Baidu.com, Inc., ADR	China	Information Technology
Compagnie Financiere Richemont S.A.	Switzerland	Consumer Discretionary
Sands China Ltd.	China	Consumer Discretionary
Cognizant Technology Solutions Corporation, Class A	United States	Information Technology
Starwood Hotels & Resorts Worldwide, Inc.	United States	Consumer Discretionary
LVMH Moet Hennessy—Louis Vuitton	France	Consumer Discretionary

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	17

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	19.01%	21.22%	25.36%	26.77%
5-year period ended 6-30-11	8.67%	8.87%	9.09%	10.29%
10-year period ended 6-30-11	10.66%	10.33%	10.39%	11.69%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 0.0%
Raytheon Company	1	$56

Airlines – 0.5%
Cathay Pacific Airways Limited, H Shares (A)	7,860	18,284

Apparel Retail – 0.8%
PRADA S.p.A. (A)(B)(C)	4,592	27,702

Apparel, Accessories & Luxury Goods – 5.2%
Compagnie Financiere Richemont S.A. (A)	1,578	103,418
LVMH Moet Hennessy – Louis Vuitton (A)	414	74,377

		177,795

Asset Management & Custody Banks – 1.7%
Apollo Global Management, LLC	1,456	25,045
Blackstone Group L.P. (The)	1,462	24,211
KKR & Co. L.P.	633	10,327

		59,583

Automobile Manufacturers – 3.9%
Bayerische Motoren Werke AG (A)	612	61,104
Hyundai Motor Company (A)	325	72,342

		133,446

Brewers – 0.2%
Anheuser-Busch Inbev S.A., ADR	112	6,497

Broadcasting – 1.8%
CBS Corporation, Class B	2,122	60,453

Casinos & Gaming – 11.6%
Sands China Ltd. (A)(B)(C)	36,606	99,223
Wynn Macau, Limited (A)	18,925	61,974
Wynn Macau, Limited (A)(C)	2,644	8,660
Wynn Resorts, Limited	1,545	221,784

		391,641

Commodity Chemicals – 0.3%
PTT Chemical Public Company Limited (A)(C)	2,133	10,253

Communications Equipment – 1.3%
Juniper Networks, Inc. (B)	1,355	42,667

Computer Hardware – 3.5%
Apple Inc. (B)	360	120,774

Computer Storage & Peripherals – 2.0%
NetApp, Inc. (B)	1,291	68,113

Construction & Farm Machinery & Heavy Trucks – 4.3%
AB Volvo, Class B (A)	2,204	38,580
AB Volvo, Class B (A)(C)	395	6,915
Caterpillar Inc.	499	53,167
Cummins Inc.	461	47,740

		146,402

Diversified Banks – 3.6%
BOC Hong Kong (Holdings) Limited (A)	11,417	33,257
Standard Chartered plc (A)	1,995	52,411

COMMON STOCKS (Continued)	Shares	Value

Diversified Banks (Continued)
Turkiye Garanti Bankasi Anonim Sirketi (A)	7,957	$36,106

		121,774

Diversified Metals & Mining – 0.3%
Freeport-McMoRan Copper & Gold Inc., Class B	206	10,919

Hotels, Resorts & Cruise Lines – 2.3%
Starwood Hotels & Resorts Worldwide, Inc.	1,393	78,069

Industrial Conglomerates – 2.6%
General Electric Company	1,866	35,185
Hutchison Port Holdings Trust (A)(B)	294	249
Hutchison Whampoa Limited, Ordinary Shares (A)	4,821	52,235

		87,669

Integrated Oil & Gas – 4.9%
ConocoPhillips	1,735	130,440
Exxon Mobil Corporation	421	34,269
Occidental Petroleum Corporation	33	3,423

		168,132

Internet Software & Services – 6.0%
Baidu.com, Inc., ADR (B)	756	105,980
Google Inc., Class A (B)	97	48,916
Tencent Holdings Limited (A)	1,851	50,518

		205,414

IT Consulting & Other Services – 2.5%
Cognizant Technology Solutions Corporation, Class A (B)	1,177	86,299

Life & Health Insurance – 2.0%
AIA Group Limited (A)(B)	2,650	9,224
AIA Group Limited (A)(B)(C)	14,591	50,792
Ping An Insurance (Group) Company of China, Ltd., A Shares (A)(B)	879	6,585

		66,601

Multi-Line Insurance – 2.0%
China Pacific Insurance (Group) Co. Ltd., H Shares (A)	16,677	69,391

Oil & Gas Drilling – 1.4%
Seadrill Limited (A)	1,318	46,352

Oil & Gas Equipment & Services – 5.6%
Halliburton Company	1,392	70,981
National Oilwell Varco, Inc.	678	53,042
Schlumberger Limited	773	66,813

		190,836

Packaged Foods & Meats – 0.8%
Mead Johnson Nutrition Company	422	28,513

Pharmaceuticals – 0.4%
Allergan, Inc.	181	15,060

Restaurants – 0.8%
Starbucks Corporation	730	28,824

2011	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands) JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Semiconductor Equipment – 1.0%
ASML Holding N.V., Ordinary Shares (A)	956	$35,273

Semiconductors – 2.4%
ARM Holdings plc, ADR	335	9,516
Broadcom Corporation, Class A	921	30,976
First Solar, Inc. (B)	308	40,672

		81,164

Systems Software – 1.4%
Oracle Corporation	1,407	46,308

Tobacco – 1.4%
Philip Morris International Inc.	724	48,308

TOTAL COMMON STOCKS – 78.5%		$2,678,572
(Cost: $1,931,684)

INVESTMENT FUNDS – 0.1%
Multiple Industry
Vietnam Azalea Fund Limited (B)(D)(E)	1,100	$4,609

(Cost: $7,268)

PREFERRED STOCKS
Automobile Manufacturers – 6.3%
Volkswagen AG (A)	749	154,919
Volkswagen AG (A)(C)	280	57,882

		212,801

Diversified Banks – 1.5%
Itau Unibanco Holding S.A., ADR	2,242	52,801

TOTAL PREFERRED STOCKS – 7.8%		$265,602
(Cost: $128,991)

CALL OPTIONS	Number of Contracts (Unrounded)
Hang Seng China Enterprises Index:
HKD12,000.00, Expires 9–29–11 (F)	598	3,210
HKD12,200.00, Expires 9–29–11 (F)	594	2,792
Hang Seng Index,
HKD21,600.00, Expires 9–29–11 (F)	996	7,345

TOTAL CALL OPTIONS – 0.4%		$13,347
(Cost: $16,075)

CORPORATE DEBT SECURITIES	Principal
Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation, 4.660%, 1-18-15 (G)	$2,400	2,368

Construction Materials – 0.1%
CEMEX Espana, S.A., 9.250%, 5–12–20 (C)	2,789	2,761

Homebuilding – 0.0%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9–28–15	830	849

CORPORATE DEBT SECURITIES (Continued)	Principal		Value

Independent Power Producers & Energy Traders – 0.2%
CESP - Companhia Energetica de Sao Paulo, 9.750%, 1–15–15 (C)(F)	BRL	8,400	$7,570

TOTAL CORPORATE DEBT SECURITIES – 0.4%			$13,548
(Cost: $10,708)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.2%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.500%, 9–15–17 (H)		$1,159	91
5.000%, 11–15–17 (H)		523	32
5.000%, 4–15–19 (H)		995	61
5.000%, 11–15–22 (H)		197	6
5.500%, 3–15–23 (H)		863	117
5.000%, 5–15–23 (H)		414	19
5.000%, 8–15–23 (H)		395	25
5.500%, 4–15–25 (H)		112	3
5.500%, 10–15–25 (H)		3,663	547
5.500%, 2–15–30 (H)		175	2
5.000%, 8–15–30 (H)		155	5
5.500%, 3–15–31 (H)		497	18
5.500%, 10–15–32 (H)		2,179	196
5.500%, 5–15–33 (H)		2,031	390
6.000%, 11–15–35 (H)		1,401	295
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 5–25–22 (H)		156	3
5.500%, 6–25–23 (H)		1,119	159
5.000%, 8–25–23 (H)		957	61
5.000%, 11–25–23 (H)		955	74
5.000%, 9–25–30 (H)		648	11
5.500%, 8–25–33 (H)		2,310	370
5.500%, 12–25–33 (H)		2,709	384
5.500%, 4–25–34 (H)		3,484	733
5.500%, 11–25–36 (H)		4,533	933
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 1–20–30 (H)		718	9
5.000%, 6–20–31 (H)		1,429	65
5.500%, 3–20–32 (H)		1,290	124
5.000%, 7–20–33 (H)		477	64
5.500%, 11–20–33 (H)		2,034	241
5.500%, 6–20–35 (H)		1,396	304
5.500%, 7–20–35 (H)		1,738	267
5.500%, 10–16–35 (H)		1,512	321

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.2%			$5,930
(Cost: $8,981)
BULLION – 11.1%	Troy Ounces
Gold		252	$378,055

(Cost: $251,265)

20	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands)	JUNE 30, 2011

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 0.9%
Caterpillar Financial Services Corporation, 0.000%, 7–1–11 (I)	$3,000	$3,000
Heinz (H.J.) Co.:
0.200%, 7–19–11 (I)	5,000	4,999
0.240%, 7–25–11 (I)	5,000	4,999
ITT Corporation,
0.000%, 7–1–11 (I)	5,000	5,000
Kellogg Co.,
0.000%, 7–1–11 (I)	4,347	4,347
Wisconsin Electric Power Co.:
0.000%, 7–1–11 (I)	4,582	4,582
0.110%, 7–8–11 (I)	5,234	5,234

		32,161

SHORT-TERM SECURITIES (Continued)	Principal	Value

Commercial Paper (backed by irrevocable letter of credit) – 0.1%
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
0.070%, 7–15–11 (I)	$2,500	$2,500

TOTAL SHORT-TERM SECURITIES – 1.0%		$34,661
(Cost: $34,661)

TOTAL INVESTMENT SECURITIES – 99.5%		$3,394,324
(Cost: $2,389,633)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		18,681

NET ASSETS – 100.0%		$3,413,005

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at June 30, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Canadian Dollar	Goldman Sachs International	34,200	11–25–11	$487	$—
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	541,420	6–25–12	1,015	—
Buy	Chinese Yuan Renminbi	Citibank, N.A.	179,300	6–28–12	524	—
Sell	Japanese Yen	Citibank, N.A.	3,813,600	7–12–11	—	1,527
Sell	Japanese Yen	Deutsche Bank AG	14,120,400	4–12–12	—	9,051
Buy	Malaysian Ringgit	Citibank, N.A.	103,400	7–18–11	197	—
Buy	Malaysian Ringgit	Goldman Sachs International	105,600	7–25–11	280	—
Buy	Malaysian Ringgit	Citibank, N.A.	104,800	8–8–11	100	—
Buy	Malaysian Ringgit	Goldman Sachs International	105,500	9–12–11	12	—
Buy	Singapore Dollar	Deutsche Bank AG	42,900	7–14–11	775	—
Buy	Singapore Dollar	Deutsche Bank AG	68,100	7–14–11	—	36
Buy	Singapore Dollar	Deutsche Bank AG	43,400	8–5–11	166	—
Buy	Singapore Dollar	Deutsche Bank AG	61,700	8–5–11	—	114
Buy	Singapore Dollar	Deutsche Bank AG	43,300	8–23–11	265	—
Buy	South Korean Won	Citibank, N.A.	38,000,000	7–25–11	496	—

					$4,317	$10,728

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the total value of these securities amounted to $271,758 or 8.0% of net assets.

(D)	Restricted security. At June 30, 2011, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6–14–07 to 1–28–09	1,100	$7,268	$4,609

The total value of this security represented 0.1% of net assets at June 30, 2011.

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities. The Fund and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company or other related parties, together own approximately 30% of the outstanding shares of this security at June 30, 2011.

(F)	Principal amounts and strike prices are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real and HKD - Hong Kong Dollar).

(G)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(H)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(I)	Rate shown is the yield to maturity at June 30, 2011.

2011	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS

Asset Strategy Fund (in thousands)	JUNE 30, 2011

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$416,832	$481,097	$—
Consumer Staples	83,318	—	—
Energy	358,969	46,352	—
Financials	59,583	257,767	—
Health Care	15,060	—	—
Industrials	136,396	116,015	—
Information Technology	600,221	85,791	—
Materials	10,918	10,253	—
Total Common Stocks	$1,681,297	$997,275	$—
Investment Funds	—	—	4,609
Preferred Stocks	52,801	212,801	—
Call Options	—	13,347	—
Corporate Debt Securities	—	13,548	—
United States Government Agency Obligations	—	5,930	—
Bullion	378,055	—	—
Short-Term Securities	—	34,661	—
Total	$2,112,153	$1,277,562	$4,609
Forward Foreign Currency Contracts	$—	$4,317	$—

Liabilities
Forward Foreign Currency Contracts	$—	$10,728	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Stocks	Investment Funds	Corporate Debt Securities
Beginning Balance 7-1-10	$41,855	$5,192	$2,352
Net realized gain (loss)	—	—	—
Net unrealized appreciation (depreciation)	—	(583)	—
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3 during the period	—	—	—
Transfers out of Level 3 during the period	(41,855)	—	(2,352)
Ending Balance 6-30-11	$—	$4,609	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-11	$—	$(583)	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	45.3%
China	11.9%
Germany	8.0%
Hong Kong	5.7%
Switzerland	3.0%
France	2.2%
South Korea	2.1%

Country Diversification (Continued)

United Kingdom	1.8%
Brazil	1.7%
Norway	1.4%
Sweden	1.3%
Turkey	1.1%
Netherlands	1.0%
Other Countries	0.5%
Other+	13.0%

+	Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Continental Income Fund	(UNAUDITED)

Cynthia P. Prince-Fox

Below, Cynthia P. Prince-Fox, portfolio manager of the Waddell & Reed Advisors Continental Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. She has managed the Fund since 1993 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Continental Income Fund (Class A shares at net asset value)	27.65%
Benchmarks(s) and/or Lipper Category
S&P 500 Index	30.69%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Treasury/Govt Sponsored/Credit Index	3.66%
(Generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	23.31%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund’s strong performance (before the effects of sales charges) relative to its Lipper category (Mixed Asset Target Allocation Growth) was driven almost entirely by strong stock selection and secondarily by sector selection. Asset allocation also played an important role as the Fund’s equity holdings substantially outperformed its fixed-income holdings. Two key areas of strong performance were the Fund’s consumer and energy holdings. The consumer discretionary area was the largest contributor to relative performance. Our research helped us identify companies that were well positioned to benefit from a global consumer that was willing to shop and possibly take a vacation. Rising demand coupled with strong financial discipline resulted in a robust earnings rebound for Fund holdings. Throughout the year we maintained a relatively shorter duration in the Fund given our belief that the next move in interest rates would likely be up not down. The Fund’s performance relative to the S&P 500 Index suffered as lower-rated bonds outperformed more highly rated securities. We have maintained a very high-grade portfolio. Lastly, we maintained little or no cash for the majority of the year.

Sovereign debt, rising inflation

Equity markets spent most of the year reacting to the sovereign debt crisis in Europe and worrying about rising inflation and a possible economic slowdown in China. While these events made for a highly volatile and challenging environment on a global basis, the U.S. equity markets posted some of the best returns for the fiscal year. As the year proved to be volatile, we stood by our long-term themes this year. This strategy helped us to avoid getting whipsawed by the markets and resulted in the Fund’s equity portfolio outperforming the S&P 500 Index in 2011. Additionally, the Fund’s fixed-income portfolio provided ballast during market sell-offs as its holdings are mostly highly rated investment-grade and government securities.

Top contributors to overall performance were names that fell into either the consumer discretionary, technology or energy sectors. This was not surprising given that these sectors were two of the four best-performing for the S&P 500 as a whole. One of the highlights for the year was BorgWarner Inc. BorgWarner is the global leader in an automotive systems and components that aid in improving fuel efficiency and emissions for autos and trucks. We believe this is a long-term trend on a global basis as global automotive companies look to improve both fuel efficiency and performance of their product offerings.

Among the Fund’s energy holdings, National Oilwell Varco, Inc. was the top contributor to overall performance. It is a leading supplier of equipment for new oil rigs. During the economic downturn, demand for its equipment was pushed out, but the company now is seeing new orders placed as oil prices approach $100 again. Oil service companies continue to capture the majority of the economics on increased drilling activity on a global basis.

Technology and financials lagged

Detractors from performance were found in technology and financials. We maintained a market weight position in technology given our belief that Information Technology spending would improve with better corporate profit growth. While that thought process was correct, the names in the portfolio were and are the larger technology companies that are faced with diminishing growth opportunities. The best-performing technology stocks were smaller companies that demonstrated faster growth or were acquired. The tech industry has consolidated in various ways for decades and we would expect this trend to continue, so we will look for the companies that appear likely to be beneficiaries of that trend. We have also positioned Fund holdings in equipment suppliers, where strong demand for their tools is the result of customers continuing to move towards smaller, faster and better chips.

2011	ANNUAL REPORT	23

Improving trends, accelerating business activity

As we look ahead, we have positioned the Fund to benefit from the improving trends that we have identified. Over the last 12 months, the economic evidence pointed toward acceleration in business activity and increasing confidence among consumers and corporations. Small business optimism rose to a three- year high and retail sales were better than expected as we exited the year. Consumer confidence climbed to a six-month high in December, according to the University of Michigan survey. Durable goods orders and personal income and spending also provide confirmation that the expansion shows signs of self-sustaining. With these economic developments, we believe business confidence should start to improve and create much-needed job growth. However, recovery may stay at bay as long as concerns remain around the European debt crisis, inflation in emerging markets, the degree of slowdown in China and rising debt in the U.S.

Pockets of positive economic data and higher corporate earnings proved enough to keep equity markets from experiencing meaningful declines as we exited the year. The performance has been aided by strong fundamental support by a number of our core holdings. We remain focused on the long term and look to position the Fund accordingly. The pieces appear to be falling in place for something more sustainable, and we continue to monitor the situation and will make changes to the Fund as events unfold.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Continental Income Fund

24	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Continental Income Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	72.1%
Consumer Discretionary	15.5%
Consumer Staples	11.4%
Energy	11.0%
Information Technology	9.8%
Industrials	9.5%
Financials	6.5%
Health Care	6.5%
Materials	1.1%
Utilities	0.8%
Bonds	25.7%
Corporate Debt Securities	16.6%
United States Government and Government Agency Obligations	8.6%
Other Government Securities	0.5%
Cash and Cash Equivalents	2.2%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	49/552	9
3 Year	29/500	6
5 Year	9/420	3
10 Year	35/213	17

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
National Oilwell Varco, Inc.	Energy
JPMorgan Chase & Co.	Financials
Emerson Electric Co.	Industrials
Microchip Technology Incorporated	Information Technology
CBS Corporation, Class B	Consumer Discretionary
ConocoPhillips	Energy
Halliburton Company	Energy
Allergan, Inc.	Health Care
Mead Johnson Nutrition Company	Consumer Staples

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	25

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Continental Income Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	20.31%	22.25%	26.37%	28.05%
5-year period ended 6-30-11	5.41%	5.42%	5.68%	6.99%
10-year period ended 6-30-11	4.69%	4.27%	4.31%	5.63%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands) JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 2.5%
General Dynamics Corporation	82	$6,140
Honeywell International Inc.	179	10,666

		16,806

Air Freight & Logistics – 1.3%
Expeditors International of Washington, Inc.	170	8,718

Apparel Retail – 1.5%
Limited Brands, Inc.	260	9,989

Application Software – 0.5%
Intuit Inc. (A)	71	3,682

Auto Parts & Equipment – 3.0%
BorgWarner Inc. (A)	133	10,729
Johnson Controls, Inc.	247	10,286

		21,015

Brewers – 0.9%
Anheuser-Busch Inbev S.A., ADR	102	5,894

Broadcasting – 2.3%
CBS Corporation, Class B	536	15,262

Casinos & Gaming – 1.5%
Wynn Resorts, Limited	68	9,804

Computer Hardware – 2.5%
Apple Inc. (A)	52	17,354

Construction & Farm Machinery & Heavy Trucks – 0.7%
Cummins Inc.	47	4,854

Data Processing & Outsourced Services – 0.4%
Paychex, Inc.	79	2,436

Department Stores – 1.3%
Macy’s Inc.	300	8,766

Distillers & Vintners – 1.6%
Brown-Forman Corporation, Class B	141	10,561

Diversified Chemicals – 1.1%
Dow Chemical Company (The)	199	7,150

Electric Utilities – 0.8%
PPL Corporation	196	5,455

Electrical Components & Equipment – 2.3%
Emerson Electric Co.	273	15,379

Food Retail – 0.7%
Whole Foods Market, Inc.	76	4,848

Footwear – 1.5%
NIKE, Inc., Class B	110	9,925

Health Care Distributors – 1.5%
Henry Schein, Inc. (A)	145	10,409

Health Care Equipment – 0.7%
Stryker Corporation	84	4,936

Health Care Supplies – 1.3%
DENTSPLY International Inc.	223	8,488

COMMON STOCKS (Continued)	Shares	Value

Hotels, Resorts & Cruise Lines – 1.6%
Hyatt Hotels Corporation, Class A (A)	269	$10,972

Household Products – 1.2%
Colgate-Palmolive Company	92	8,042

Industrial Machinery – 1.2%
Eaton Corporation	161	8,283

Integrated Oil & Gas – 3.3%
ConocoPhillips	199	14,985
Exxon Mobil Corporation	91	7,414

		22,399

IT Consulting & Other Services – 1.6%
Accenture plc, Class A	175	10,592

Motorcycle Manufacturers – 1.2%
Harley-Davidson, Inc.	201	8,227

Oil & Gas Equipment & Services – 6.8%
Halliburton Company	252	12,867
National Oilwell Varco, Inc.	217	16,948
Schlumberger Limited	127	10,999
Tenaris S.A., ADR	122	5,565

		46,379

Oil & Gas Exploration & Production – 0.9%
Southwestern Energy Company (A)	134	5,759

Other Diversified Financial Services – 2.6%
JPMorgan Chase & Co.	409	16,745

Packaged Foods & Meats – 2.5%
General Mills, Inc.	162	6,011
Mead Johnson Nutrition Company	164	11,091

		17,102

Personal Products – 1.6%
Estee Lauder Companies Inc. (The), Class A	101	10,666

Pharmaceuticals – 3.0%
Allergan, Inc.	150	12,496
Johnson & Johnson	117	7,783

		20,279

Property & Casualty Insurance – 1.3%
Travelers Companies, Inc. (The)	154	9,002

Railroads – 1.5%
Union Pacific Corporation	100	10,388

Real Estate Management & Development – 1.2%
CB Richard Ellis Group, Inc., Class A (A)	336	8,444

Regional Banks – 1.4%
PNC Financial Services Group, Inc. (The)	159	9,490

Restaurants – 1.6%
McDonald’s Corporation	129	10,903

Semiconductor Equipment – 2.5%
ASML Holding N.V., NY Registry Shares	248	9,151
Lam Research Corporation (A)	178	7,860

		17,011

Semiconductors – 2.3%
Microchip Technology Incorporated	405	15,365

Soft Drinks – 1.3%
PepsiCo, Inc.	124	8,733

2011	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands) JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Tobacco – 1.6%
Philip Morris International Inc.	163	$10,884

TOTAL COMMON STOCKS – 72.1%		$487,396
(Cost: $337,790)

CORPORATE DEBT SECURITIES	Principal
Airlines – 0.2%
Southwest Airlines Co., 6.500%, 3–1–12	$1,500	1,552

Apparel Retail – 0.4%
Limited Brands, Inc., 6.625%, 4–1–21	2,915	2,981

Automobile Manufacturers – 0.9%
Ford Motor Company, Convertible, 4.250%, 11–15–16	4,000	6,854

Brewers – 0.5%
Anheuser-Busch InBev Worldwide Inc.:
3.000%, 10–15–12	1,000	1,027
5.375%, 11–15–14	1,500	1,674

		2,701

Broadcasting – 0.6%
CBS Corporation:
8.875%, 5–15–19	2,000	2,548
4.300%, 2–15–21	1,500	1,463

		4,011

Cable & Satellite – 0.2%
DirecTV Holdings LLC and DirecTV Financing Co., Inc., 3.500%, 3–1–16	500	516
Discovery Communications, LLC, 4.375%, 6–15–21	750	742

		1,258

Communications Equipment – 0.1%
Cisco Systems, Inc., 2.900%, 11–17–14	500	526

Construction & Farm Machinery & Heavy Trucks – 0.5%
Caterpillar Inc.:
0.355%, 11–21–12 (B)	300	300
1.375%, 5–27–14	1,500	1,506
John Deere Capital Corporation, 5.250%, 10–1–12	1,250	1,321

		3,127

Consumer Finance – 0.4%
American Express Credit Corporation, 5.125%, 8–25–14	400	436
Caterpillar Financial Services Corporation, 1.550%, 12–20–13	500	504
Ford Motor Credit Company LLC, 7.000%, 4–15–15	1,500	1,621

		2,561

Data Processing & Outsourced Services – 0.4%
Western Union Company (The), 6.500%, 2–26–14	3,000	3,339

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Banks – 0.6%
Bank of New York Mellon Corporation (The), 1.500%, 1–31–14	$1,250	$1,262
Barclays Bank plc, 2.375%, 1–13–14	600	607
U.S. Bancorp,
4.200%, 5–15–14	1,500	1,615
Wells Fargo & Company, 3.676%, 6–15–16 (B)	250	257

		3,741

Diversified Capital Markets – 0.5%
Deutsche Bank AG:
3.450%, 3–30–15	750	774
3.250%, 1–11–16	2,500	2,528

		3,302

Diversified Chemicals – 0.2%
E.I. du Pont de Nemours and Company, 3.250%, 1–15–15	1,000	1,047

Diversified Metals & Mining – 0.2%
Rio Tinto Finance (USA) Limited, 8.950%, 5–1–14	1,000	1,201

Drug Retail – 0.3%
CVS Caremark Corporation, 3.250%, 5–18–15	2,000	2,075

Education Services – 0.2%
Yale University, 2.900%, 10–15–14	1,000	1,053

Environmental & Facilities Services – 0.1%
Republic Services, Inc., 5.000%, 3–1–20	500	528

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Company, 2.750%, 4–15–16	500	512

Food Retail – 0.3%
Kroger Co. (The), 6.200%, 6–15–12	2,000	2,101

Gold – 0.3%
Newmont Mining Corporation, Convertible, 3.000%, 2–15–12	1,500	1,838

Health Care Services – 0.3%
Quest Diagnostics Incorporated, 3.200%, 4–1–16	2,000	2,042

Home Improvement Retail – 0.1%
Home Depot, Inc. (The), 4.400%, 4–1–21	375	377

Household Products – 0.0%
Colgate-Palmolive Company, 1.250%, 5–1–14	250	252

Hypermarkets & Super Centers – 0.1%
Wal-Mart Stores, Inc., 2.875%, 4–1–15	875	911

28	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Industrial Gases – 0.3%
Praxair, Inc., 4.375%, 3–31–14	$2,500	$2,700

Industrial Machinery – 0.5%
Eaton Corporation, 0.575%, 6–16–14 (B)	750	751
Illinois Tool Works Inc., 5.150%, 4–1–14	2,500	2,773

		3,524

Integrated Oil & Gas – 0.7%
Cenovus Energy Inc., 4.500%, 9–15–14	1,000	1,085
Chevron Corporation, 3.450%, 3–3–12	1,000	1,021
ConocoPhillips, 4.750%, 2–1–14	2,500	2,726

		4,832

Integrated Telecommunication Services – 0.3%
AT&T Inc., 4.850%, 2–15–14	2,000	2,172

Investment Banking & Brokerage – 0.5%
Morgan Stanley, 4.100%, 1–26–15	3,000	3,081

IT Consulting & Other Services – 0.7%
International Business Machines Corporation:
2.100%, 5–6–13	3,000	3,076
1.250%, 5–12–14	2,000	2,004

		5,080

Life & Health Insurance – 0.8%
MetLife Global Funding I:
2.000%, 1–10–14 (C)	1,000	1,005
5.125%, 6–10–14 (C)	1,500	1,639
2.500%, 9–29–15 (C)	1,500	1,498
Prudential Financial, Inc., 4.750%, 9–17–15	1,000	1,075

		5,217

Movies & Entertainment – 0.2%
Viacom Inc., 4.375%, 9–15–14	1,000	1,074

Multi-Utilities – 0.2%
Duke Energy Ohio, Inc., 2.100%, 6–15–13	1,000	1,022

Office Electronics – 0.2%
Xerox Corporation, 4.250%, 2–15–15	1,000	1,064

Oil & Gas Equipment & Services – 0.1%
Schlumberger S.A., 2.650%, 1–15–16 (C)	500	506

Oil & Gas Exploration & Production – 0.1%
EOG Resources, Inc., 2.500%, 2–1–16	1,000	1,000

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Other Diversified Financial Services – 0.9%
JPMorgan Chase & Co.:
4.650%, 6–1–14	$3,000	$3,223
3.450%, 3–1–16	2,000	2,036
3.150%, 7–5–16	750	754
7.900%, 4–29–49 (B)	1,000	1,074

		7,087

Packaged Foods & Meats – 0.7%
Kellogg Company, 4.450%, 5–30–16	1,000	1,090
Kraft Foods Inc., 4.125%, 2–9–16	2,000	2,139
Unilever Capital Corporation, 2.750%, 2–10–16	1,000	1,025

		4,254

Pharmaceuticals – 0.8%
Novartis Capital Corporation, 1.900%, 4–24–13	500	512
Pfizer Inc., 4.450%, 3–15–12	2,500	2,570
Roche Holdings Ltd, 5.000%, 3–1–14 (C)	1,906	2,086

		5,168

Property & Casualty Insurance – 0.8%
Berkshire Hathaway Finance Corporation, 4.000%, 4–15–12 (C)	3,000	3,085
Fidelity National Financial, Inc., 6.600%, 5–15–17	2,600	2,743

		5,828

Restaurants – 0.1%
YUM! Brands, Inc., 4.250%, 9–15–15	500	531

Semiconductors – 0.1%
Texas Instruments Incorporated, 0.439%, 5–15–13 (B)	500	501

Soft Drinks – 0.3%
Coca-Cola Enterprises Inc., 3.750%, 3–1–12	1,000	1,022
PepsiCo, Inc., 3.750%, 3–1–14	1,250	1,333

		2,355

Systems Software – 0.1%
Microsoft Corporation, 2.950%, 6–1–14	500	528

Tobacco – 0.1%
Philip Morris International Inc., 4.500%, 3–26–20	750	779

Wireless Telecommunication Service – 0.6%
America Movil, S.A.B. de C.V., 3.625%, 3–30–15	2,500	2,618
American Tower Corporation, 4.625%, 4–1–15	1,500	1,579

		4,197

TOTAL CORPORATE DEBT SECURITIES – 16.6%		$112,390
(Cost: $104,558)

2011	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands)	JUNE 30, 2011

OTHER GOVERNMENT SECURITIES	Principal		Value

Qatar – 0.2%
State of Qatar, 4.000%, 1–20–15 (C)	$1,500		$1,571

Supranational – 0.3%
International Bank for Reconstruction and Development, 2.375%, 5–26–15	1,650		1,704

TOTAL OTHER GOVERNMENT SECURITIES – 0.5%			$3,275
(Cost: $3,143)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.5%
National Archives Facility Trust, 8.500%, 9–1–19	2,578		3,106

Mortgage–Backed Obligations – 0.9%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.500%, 12–1–31	252		285
6.500%, 1–1–32	158		179
Federal National Mortgage Association Fixed Rate Pass–Through Certificates:
4.500%, 7–1–18	1,108		1,185
4.500%, 9–1–19	3,011		3,219
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
9.000%, 1–15–17	—	*	—	*
4.000%, 9–15–18	1,167		1,243
6.500%, 8–15–28	184		210

			6,321

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.4%			$9,427
(Cost: $8,522)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 0.6%
United States Treasury Notes, 3.000%, 7–15–12 (D)	3,753		3,916

Treasury Obligations – 6.6%
United States Treasury Bonds:
7.250%, 5–15–16	8,500		10,726
6.250%, 8–15–23	5,000		6,339
United States Treasury Notes:
4.250%, 11–15–14	10,000		11,071
4.250%, 8–15–15	15,000		16,735

			44,871

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 7.2%			$48,787
(Cost: $42,706)

SHORT-TERM SECURITIES
Commercial Paper – 0.6%
PACCAR Financial Corp., 0.100%, 7–5–11 (E)	4,000		4,000

SHORT–TERM SECURITIES (Continued)	Principal	Value

Commercial Paper (backed by irrevocable letter of credit) – 0.3%
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)), 0.070%, 7–15–11 (E)	$2,000	$2,000

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (F)	1,522	1,522

Municipal Obligations – Taxable – 0.9%
IL Fin Auth (Loyola Univ of Chicago Fin Proj), Commercial Paper Rev Notes (JPMorgan Chase Bank, N.A.), 0.130%, 7–1–11	4,000	4,000
Los Angeles, CA, Wastewater Sys Sub Rev Bonds, Var Rate Rfdg, Ser 2008–A (Bank of America, N.A.), 0.040%, 7–1–11 (F)	1,950	1,950

		5,950

TOTAL SHORT–TERM SECURITIES – 2.0%		$13,472
(Cost: $13,472)

TOTAL INVESTMENT SECURITIES – 99.8%		$674,747
(Cost: $510,191)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		1,251

NET ASSETS – 100.0%		$675,998

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the total value of these securities amounted to $11,390 or 1.7% of net assets.

(D)	The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(E)	Rate shown is the yield to maturity at June 30, 2011.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

30	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Continental Income Fund (in thousands) JUNE 30, 2011

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$487,396	$—	$—
Corporate Debt Securities	—	112,390	—
Other Government Securities	—	3,275	—
United States Government Agency Obligations	—	9,427	—
United States Government Obligations	—	48,787	—
Short-Term Securities	—	13,472	—
Total	$487,396	$187,351	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	31

MANAGEMENT DISCUSSION

Core Investment Fund	(UNAUDITED)

Erik R. Becker	Gustaf C. Zinn	Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of the Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2011. They have each managed the Fund since 2006. Both men have 13 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Core Investment Fund (Class A shares at net asset value)	38.39%
Benchmarks(s) and/or Lipper Category
S&P 500 Index	30.69%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	28.58%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

All market sectors posted double-digit returns for the fiscal year ended June 30, 2011. As the economy continued to improve, most cyclical sectors of the market outperformed, with energy leading the way. Significant corporate cost cutting during the recession set the stage for strong profit growth in cyclical sectors, with sales growth improving as the year progressed.

Solid stock selection, continued recovery

The Fund’s solid absolute and relative performance (before the effect of sales charges) was driven by stock selection versus sector positions. Stock picking within the consumer discretionary sector led the way as company-specific improvements at CBS Corporation, Macy’s Inc. and Harley-Davidson, Inc. led to strong share price gains. Industrial and energy names also were notable outperformers for the year, as these companies were able to take advantage of strong growth outside the United States. Other sources of absolute and relative strength included industrials (Union Pacific Corporation), and energy (ConocoPhillips, Halliburton Company).

There were some disappointments during the period, such as Broadcom Corporation, Wells Fargo (no longer held in the portfolio) and Teva Pharmaceutical (no longer held in the portfolio), although these stocks’ impact on performance was minimal.

Our strategy has been and continues to focus on holding a relatively concentrated portfolio of companies that we believe are in strong competitive positions and are forecasted to exceed multi-year earnings per share expectations. While portfolio concentration can produce some quarterly swings in performance, we feel it is a key element of long-term outperformance. We remain confident that portfolio weightings of 3-5 percent in a handful of companies in which our conviction level for outperformance is highest remain a critical component of our strategy to produce long-term value for clients.

Historical perspective

A year ago, we held the view that the U.S. economy was on a path to sustainable expansion, led first by stronger-than-expected corporate profits that would be followed by a significant increase in hiring and capital spending. Throughout the past year, the recovery generally has progressed in line with these expectations, though hiring has been below expectation. We expect U.S. real gross domestic product (GDP) to grow 2.5-3 percent in 2011, and S&P 500 earnings appear to be on track to surpass the 2007 June quarter peak run rate of $91 per share. It is our view that while current corporate and economic performance is at an impressive level, sustainable growth from here is the key issue for future market performance.

When we think about recent events, we are reminded of the movie “Groundhog Day,” in which meteorologist Phil Connors (played by Bill Murray) is forced to relive the same experience over and over. In the second calendar quarter of 2010, shortly before the period covered by this report, the economy experienced a slowing in real GDP to 1.7 percent from 3.7 percent the previous quarter, a stall in the rate of improvement in the labor market as measured by initial claims for unemployment, a substantial decline in bond yields (from 4 percent to under 2.5 percent on the 10-year Treasury), and a substantial decline in the equity market (a peak-to-trough decline of 16 percent on the S&P 500). The problem last year was mostly attributed to worries about European sovereign debt that zapped business and investor confidence, yet was proven short lived as European policy makers worked to reassure the market with multi-year loan guarantees to member states and the U.S. Federal Reserve committed to further bond purchases.

The similarities this year are almost uncanny. In the second quarter of 2011, GDP slowed to 1.9 percent from 3.1 percent in the fourth quarter. Unemployment claims bottomed at 393,000 in the month of February on average and have increased above 425,000. Bond yields, which peaked at 3.74 percent in early April, have declined to under 2.9 percent, as investors shunned risk assets and the Fed continued to buy bonds. And, finally, the equity market corrected 7 percent at its low in mid June. The

32	ANNUAL REPORT	2011

culprit in 2011? A Japanese earthquake that affected global supply chains, another round of European debt concerns, atrocious spring weather, surging fuel prices thanks to military activity in places such as Libya, and continued stalemate in Washington.

What seemed to add reassurance to the market last year and help to dramatically change sentiment by the year end was action by policy makers in Europe to effectively push out the regions problems, further indications that the Federal Reserve (The Fed) would be highly accommodative, and robust earnings growth from companies that slashed expenses throughout the ‘08 and ‘09 downturn. At the moment, our best guess is that policy makers will do just enough to provide troubled nations in Europe with a backstop for their fiscal woes so as to prevent a sovereign default that could roil global markets. We have every assurance from The Fed that although systematic bond purchases designed to lower interest rates (otherwise known as quantitative easing) are mostly complete, it will stay highly accommodative until the recovery becomes more self-sustaining or inflation increases.

Looking ahead

There is increasing evidence that the effects on global economic activity associated with the Japanese earthquake will begin to inflect to the positive in the third quarter of 2011 as companies restart production and rebuild depleted inventories. Commodities of many types appear to have peaked, at least for the time being, as their self-correcting nature has allowed supplies to catch up to slightly slower rate of demand growth. And finally and most importantly, corporate earnings thus far remain on an upward trajectory. In fact, analyst estimates for 1-year forward earnings for the S&P continue to edge higher as companies continue to turn modest revenue growth into strong earnings growth through cost containment.

Despite a generally optimistic view that most of the recent volatility in the stock market is due to issues that appear transitory, we are not complacent. The profit cycle is one year further along last year and we do not believe that companies will benefit from the same rate of growth off the bottom as they did in 2010. Emerging markets such as China are fighting a battle against inflation that could threaten social harmony and force further action to slow growth there. Thus, we are on the lookout for areas of stability or where a company’s prospects are more tied to real positive change at the company that is not correctly anticipated by the market as opposed to a reliance on a maturing business cycle. As always, we look forward to updating you next year.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Core Investment Fund.

2011	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS

Core Investment Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	99.0%
Consumer Discretionary	23.0%
Industrials	19.3%
Energy	14.2%
Information Technology	14.2%
Consumer Staples	10.6%
Health Care	7.5%
Financials	6.3%
Telecommunication Services	2.8%
Materials	1.1%
Cash and Cash Equivalents	1.0%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	8/1,072	1
3 Year	121/948	13
5 Year	44/815	6
10 Year	72/491	15

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
CBS Corporation, Class B	Consumer Discretionary
Harley-Davidson, Inc.	Consumer Discretionary
ConocoPhillips	Energy
Precision Castparts Corp.	Industrials
Apple Inc.	Information Technology
Halliburton Company	Energy
Capital One Financial Corporation	Financials
Macy’s Inc.	Consumer Discretionary
Schlumberger Limited	Energy
AT&T Inc.	Telecommunication Services

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

34	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Investment Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	30.43%	32.72%	36.84%	38.91%
5-year period ended 6-30-11	4.13%	4.04%	4.33%	5.72%
10-year period ended 6-30-11	3.39%	2.83%	2.93%	4.34%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS

Core Investment Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense - 10.5%
Boeing Company (The)	1,059	$78,270
General Dynamics Corporation	635	47,328
Honeywell International Inc.	1,143	68,123
Precision Castparts Corp.	796	131,061

		324,782

Auto Parts & Equipment – 2.1%
Johnson Controls, Inc.	1,542	64,240

Automobile Manufacturers – 2.6%
Bayerische Motoren Werke AG (A)	803	80,167

Biotechnology – 2.5%
Amgen Inc. (B)	1,308	76,310

Brewers – 1.7%
Anheuser-Busch Inbev S.A., ADR	927	53,764

Broadcasting – 4.7%
CBS Corporation, Class B	5,267	150,058

Cable & Satellite – 3.8%
DirecTV Group, Inc. (The) (B)	1,050	53,379
Time Warner Cable Inc.	820	64,016

		117,395

Communications Equipment – 1.8%
Juniper Networks, Inc. (B)	1,733	54,578

Computer Hardware – 3.9%
Apple Inc. (B)	358	120,237

Computer Storage & Peripherals – 1.0%
NetApp, Inc. (B)	569	30,005

Construction & Farm Machinery & Heavy Trucks – 4.4%
Caterpillar Inc.	776	82,561
Cummins Inc.	530	54,813

		137,374

Consumer Finance – 3.2%
Capital One Financial Corporation	1,926	99,511

Department Stores – 3.1%
Macy’s Inc.	3,236	94,631

Fertilizers & Agricultural Chemicals – 1.1%
Monsanto Company	455	32,969

Health Care Equipment – 1.4%
Covidien plc	793	42,227

Hypermarkets & Super Centers – 1.8%
Costco Wholesale Corporation	685	55,682

Industrial Machinery – 1.7%
Parker Hannifin Corporation	588	52,744

Integrated Oil & Gas – 4.6%
ConocoPhillips	1,890	142,075

COMMON STOCKS (Continued)	Shares	Value

Integrated Telecommunication Services – 2.8%
AT&T Inc.	2,750	$86,387

Investment Banking & Brokerage – 0.9%
Lazard Group LLC	775	28,738

Motorcycle Manufacturers – 4.7%
Harley-Davidson, Inc.	3,574	146,417

Oil & Gas Equipment & Services – 7.7%
Halliburton Company	2,127	108,464
National Oilwell Varco, Inc.	526	41,099
Schlumberger Limited	1,011	87,356

		236,919

Oil & Gas Exploration & Production – 1.9%
Noble Energy, Inc.	661	59,254

Other Diversified Financial Services – 2.2%
JPMorgan Chase & Co.	1,664	68,141

Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Company	464	31,343

Personal Products – 2.2%
Estee Lauder Companies Inc. (The), Class A	637	67,028

Pharmaceuticals – 3.6%
Allergan, Inc.	594	49,446
Johnson & Johnson	956	63,614

		113,060

Railroads – 2.7%
Union Pacific Corporation	787	82,131

Restaurants – 2.0%
McDonald’s Corporation	727	61,326

Semiconductors – 5.4%
Broadcom Corporation, Class A	1,837	61,791
First Solar, Inc. (B)	324	42,798
Microchip Technology Incorporated	1,670	63,319

		167,908

Soft Drinks – 2.0%
Coca-Cola Company (The)	915	61,564

Systems Software – 2.1%
Oracle Corporation	2,000	65,807

Tobacco – 1.9%
Philip Morris International Inc.	891	59,496

TOTAL COMMON STOCKS – 99.0%		$3,064,268
(Cost: $2,315,885)

36	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Core Investment Fund (in thousands) JUNE 30, 2011

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 1.0%
Bemis Company, Inc., 0.290%, 8–2–11 (C)	$5,000	$4,999
Clorox Co., 0.280%, 7–18–11 (C)	9,000	8,999
Danaher Corporation, 0.120%, 7–21–11 (C)	3,328	3,328
Sara Lee Corporation: 0.240%, 7–5–11 (C)	2,132	2,132
0.190%, 7–6–11 (C)	9,000	8,999
Wisconsin Electric Power Co.,

0.000%, 7–1–11 (C)	3,234	3,234

		31,691

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.1%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (D)	$1,551	$1,551

TOTAL SHORT-TERM SECURITIES – 1.1%		$33,242
(Cost: $33,242)

TOTAL INVESTMENT SECURITIES – 100.1%		$3,097,510
(Cost: $2,349,127)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(1,911)

NET ASSETS – 100.0%		$3,095,599

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at June 30, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$634,067	$80,167	$—
Other Sectors	2,350,034	—	—
Total Common Stocks	$2,984,101	$80,167	$—
Short-Term Securities	—	33,242	—
Total	$2,984,101	$113,409	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	37

MANAGEMENT DISCUSSION

Dividend Opportunities Fund	(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Dividend Opportunities Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since its inception and has 16 years of industry experience.

David P. Ginther

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Dividend Opportunities Fund (Class A shares at net asset value)	35.15%
Benchmarks(s) and/or Lipper Category
Russell 1000 Index	31.93%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	29.69%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Another volatile year

Economic conditions continued to improve during the fiscal year ending June 30, 2011, although the markets weathered several events that had the potential to threaten recovery, chief among them the mid-2010 emergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. Intensifying concerns about massive deficits in the world’s developed economies further weighted on equities and fueled fear among investors that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism on the part of investors that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter 2010 rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street registering an impressive profit for the year. Stocks rose again in December, when Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses.

During the first calendar half of 2011, the markets faced yet another challenge. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northern-Pacific coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover, but the full impact on the global supply technology chain is yet to be determined. U.S. and global markets conditions grew increasingly volatile and uncertain as the second quarter progressed, as a number of issues impacted the capital markets. Topping the list of concerns facing investors were — and remain — the ongoing sovereign debt issues in peripheral Europe, uncertainty surrounding the U.S. deficit, a sliding dollar, rising social tension in the Middle East and North Africa, continued sluggishness in U.S. employment and housing, and the end of the Federal Reserve’s second round of quantitative easing. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

Steadfast approach

Despite the rapidly evolving market that characterized the Fund’s fiscal year, we did not stray from our long-held approach to identifying those companies that we feel possess balance-sheet strength, sustainable business models and earning power and that, in our belief, stand to benefit the most from continued economic recovery. We maintained our focus on dividend growth, rather than high-yielding stocks, and focused on total return. We attribute the Fund’s stronger performance relative to its benchmark index (before the effects of sales charges) to our having become less defensively postured as equities gained momentum during the course of the year.

Energy holdings, which represented the Fund’s second-largest sector exposure and a relative overweight, added the most to performance during the period. Top names included National Oilwell Varco, Inc., which has, in the wake of the Deepwater Horizon accident in the Gulf of Mexico, developed a new cutting technology that can sever drill pipe at its thickest joints and stop an eruption of oil and natural gas in a blowout using less force than its counterparts. Other top contributors were Schlumberger

38	ANNUAL REPORT	2011

Limited and Halliburton Company, which were also among the Fund’s 10 largest holdings. Their success during the period was tied to increased international exploration and spending and the upturn in the global economy. Industrials, another overweight stake for the Fund, delivered the second largest sector contribution to absolute returns. A top name in this arena was Deere & Company, which has benefited from successfully launching advanced new products and expanding its market presence, especially in developing parts of the world. During the final quarter of 2010, the company announced a new combine-harvester factory and opened a joint-venture production facility for construction equipment, both in India. Another successful industrial holding was Union Pacific Corporation. As the overall economy has improved, Union Pacific Corporation has enjoyed strong volume growth, pricing gains and operating efficiencies, enabling it to increase dividends twice in 2010 and also to repurchase more than 7.6 million shares. Yet another source of considerable strength for the Fund was the consumer discretionary sector, where stock selection was strong. A leader in this arena was Wynn Resorts, Limited, which owns and operates destination luxury casinos and resorts in Las Vegas and Macau, China, the only place in China where gambling is legal. The company has expanded in both markets and has enjoyed dramatic growth as the global economy rebounds.

The greatest performance detractors hailed from the financial and information technology sectors. Although the Fund had beneficial underweights in theses arenas relative to its index, it wasn’t enough to compensate for untimely stock selection. Names that detracted included Bank of America Corp., whose bundling of shoddy mortgages contributed to the collapse of the U.S. housing sector and the 2008/2009 recession. The behemoth institution, among the country’s largest mortgage service providers, is currently negotiating settlements with its investors in troubled mortgage securities. Hewlett Packard, another detractor, has suffered increasing competition with rival Cisco, which has entered into Hewlett Packard’s server system space. Both Bank of America Corp and Hewlett Packard have been removed from the portfolio. As the year progressed, earnings growth, driven by revenue growth and cost cutting, continued to surprise on the upside. We made some tactical shifts in an effort to take advantage of this changing environment, primarily positioning the Fund a bit more aggressively. We added to the Fund’s exposure to the energy sector where we think increased demand for energy will outstrip supply. In conjunction with the increase in energy names, we decreased exposure to materials, consumer staples and financials.

Brighter days ahead

We think the economic outlook continues to improve, and the latest round of quantitative easing by the Federal Reserve could enable additional progress. Some progress has been made in Washington, in small steps rather than big strides, and we are optimistic progress will continue. We are not too concerned about inflation because unemployment remains high — a factor that we think will keep wages from rising too quickly. In the near term, we remain cautious on consumer spending due to the high unemployment, although we believe employment growth will improve, slowly, in the months ahead. Higher interest rates may be on the distant horizon, and we will adjust our strategies accordingly should that occur. Finally, we believe that dividend-paying stocks should benefit from a continued low-interest-rate environment in which total returns become increasingly important.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Dividend-paying investments may not experience the same price appreciation as non-dividend paying investments. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Dividend Opportunities Fund.

2011	ANNUAL REPORT	39

PORTFOLIO HIGHLIGHTS

Dividend Opportunities Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Industrials	25.1%
Energy	22.1%
Financials	12.2%
Consumer Discretionary	11.9%
Consumer Staples	9.2%
Information Technology	8.9%
Materials	4.1%
Health Care	3.1%
Telecommunication Services	1.7%
Cash and Cash Equivalents	1.7%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	22/271	9
3 Year	224/242	93
5 Year	124/194	64

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Schlumberger Limited	Energy
National Oilwell Varco, Inc.	Energy
Microchip Technology Incorporated	Information Technology
Caterpillar Inc.	Industrials
Capital One Financial Corporation	Financials
Deere & Company	Industrials
Halliburton Company	Energy
Wynn Resorts, Limited	Consumer Discretionary
JPMorgan Chase & Co.	Financials
Union Pacific Corporation	Industrials

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

40	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	27.38%	29.69%	33.92%	35.77%
5-year period ended 6-30-11	1.31%	1.30%	1.62%	2.92%
10-year period ended 6-30-11	—	—	—	—
Since inception of Class(3) through 6-30-11	6.24%	5.99%	6.10%	7.43%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)	7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS

Dividend Opportunities Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 4.9%
Boeing Company (The)	250	$18,482
General Dynamics Corporation	100	7,415
Honeywell International Inc.	201	11,965

		37,862

Asset Management & Custody Banks – 1.7%
T. Rowe Price Group, Inc.	218	13,154

Broadcasting – 1.2%
CBS Corporation, Class B	320	9,115

Casinos & Gaming – 2.8%
Wynn Resorts, Limited	154	22,112

Communications Equipment – 1.4%
QUALCOMM Incorporated	193	10,938

Construction & Engineering – 2.1%
Fluor Corporation	254	16,450

Construction & Farm Machinery & Heavy Trucks – 8.1%
Caterpillar Inc.	246	26,215
Cummins Inc.	126	12,998
Deere & Company	284	23,391

		62,604

Consumer Finance – 3.1%
Capital One Financial Corporation	458	23,678

Data Processing & Outsourced Services – 2.3%
Visa Inc., Class A	210	17,665

Diversified Banks – 2.3%
Wells Fargo & Company	633	17,758

Diversified Chemicals – 0.5%
Dow Chemical Company (The)	100	3,596

Diversified Metals & Mining – 3.1%
Rio Tinto plc, ADR	210	15,202
Southern Copper Corporation	278	9,149

		24,351

Electrical Components & Equipment – 2.5%
Emerson Electric Co.	349	19,612

Homebuilding – 1.3%
D.R. Horton, Inc.	858	9,886

Hotels, Resorts & Cruise Lines – 2.0%
Starwood Hotels & Resorts Worldwide, Inc.	283	15,876

Household Products – 1.9%
Colgate-Palmolive Company	95	8,317
Procter & Gamble Company (The)	99	6,309

		14,626

Industrial Conglomerates – 0.9%
General Electric Company	389	7,329

COMMON STOCKS (Continued)	Shares	Value

Industrial Gases – 0.5%
Air Products and Chemicals, Inc.	44	$4,196

Industrial Machinery – 2.7%
Eaton Corporation	143	7,334
Ingersoll-Rand plc	302	13,732

		21,066

Integrated Oil & Gas – 2.3%
ConocoPhillips	55	4,118
Exxon Mobil Corporation	173	14,083

		18,201

Integrated Telecommunication Services – 1.7%
AT&T Inc.	412	12,941

Investment Banking & Brokerage – 2.3%
Goldman Sachs Group, Inc. (The)	136	18,160

Movies & Entertainment – 1.9%
Walt Disney Company (The)	376	14,681

Oil & Gas Drilling – 1.5%
Seadrill Limited	324	11,438

Oil & Gas Equipment & Services – 15.2%
Baker Hughes Incorporated	194	14,084
Halliburton Company	458	23,340
National Oilwell Varco, Inc.	419	32,743
Schlumberger Limited	556	48,056

		118,223

Oil & Gas Exploration & Production – 3.1%
Anadarko Petroleum Corporation	96	7,350
Apache Corporation	135	16,627

		23,977

Other Diversified Financial Services – 2.8%
JPMorgan Chase & Co.	539	22,074

Personal Products – 1.3%
Estee Lauder Companies Inc. (The), Class A	99	10,435

Pharmaceuticals – 3.1%
Johnson & Johnson	148	9,848
Merck & Co., Inc.	66	2,319
Pfizer Inc.	585	12,045

		24,212

Railroads – 3.9%
Norfolk Southern Corporation	121	9,089
Union Pacific Corporation	201	21,011

		30,100

Restaurants – 2.7%
McDonald’s Corporation	147	12,433
Starbucks Corporation	224	8,834

		21,267

Semiconductors – 3.9%
Microchip Technology Incorporated	795	30,123

42	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Dividend Opportunities Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Soft Drinks – 2.4%
Coca-Cola Company (The)	152	$10,231
PepsiCo, Inc.	116	8,202

		18,433

Systems Software – 1.3%
Oracle Corporation	314	10,332

Tobacco – 3.6%
Altria Group, Inc.	289	7,630
Philip Morris International Inc.	307	20,472

		28,102

TOTAL COMMON STOCKS – 98.3%		$764,573
(Cost: $563,047)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper (backed by irrevocable letter of credit) – 1.0%
Avon Capital Corp. (Avon Products, Inc.), 0.250%, 7–8–11 (A)	$5,000	$5,000
John Deere Credit Limited (John Deere Capital Corporation), 0.110%, 7–14–11 (A)	1,000	1,000
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)), 0.070%, 7–15–11 (A)	2,000	2,000

		8,000

Master Note – 0.7%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (B)	5,495	5,495

TOTAL SHORT-TERM SECURITIES – 1.7%		$13,495
(Cost: $13,495)

TOTAL INVESTMENT SECURITIES – 100.0%		$778,068
(Cost: $576,542)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(197)

NET ASSETS – 100.0%		$777,871

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at June 30, 2011.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$764,573	$—	$—
Short-Term Securities	—	13,495	—
Total	$764,573	$13,495	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	43

MANAGEMENT DISCUSSION

Energy Fund	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since its inception in March of 2006 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Energy Fund (Class A shares at net asset value)	47.94%
Benchmarks(s) and/or Lipper Category
S&P 1500 Energy Sector Index	53.49%
(generally reflects the performance of stocks that represent the energy market)
Lipper Natural Resources Funds Universe Average	45.39%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Another volatile year

Economic conditions continued to improve during the fiscal year ending June 30, 2011, although the markets weathered several events that had the potential to threaten recovery, chief among them the mid-2010 emergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. Intensifying concerns about massive deficits in the world’s developed economies further weighted on equities and fueled fear among investors that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism on the part of investors that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter 2010 rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street registering an impressive profit for the year. Stocks rose again in December, when Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses.

During the first calendar half of 2011, the markets faced yet another challenge. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northern-Pacific coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover, but the full impact on the global supply technology chain is yet to be determined. U.S. and global markets conditions grew increasingly volatile and uncertain as the second quarter progressed, as a number of issues impacted the capital markets. Topping the list of concerns facing investors were — and remain — the ongoing sovereign debt issues in peripheral Europe, uncertainty surrounding the U.S. deficit, a sliding dollar, rising social tension in the Middle East and North Africa, continued sluggishness in U.S. employment and housing, and the end of the Federal Reserve’s second round of quantitative easing. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

Tragedy in the Gulf, Japan

Although the market was fluid and rapidly changing throughout the Fund’s fiscal year, we remained focused on long-term fundamentals. We believe this contributed to the Fund’s strong absolute performance; however, the Fund lagged both its benchmark index and Lipper peers for the period, for reasons we will discuss in this commentary.

A new holding acquired during the year, SandRidge Energy, Inc., detracted from returns and contributed significantly to relative underperformance. SandRidge is a high-quality, rapidly growing natural gas and oil company focused primarily on Texas exploration. Unfortunately, SandRidge’s progress during the period was stymied due to lower natural gas prices, which led to the bulk of the Fund’s underperformance in the energy sector. The Fund no longer holds this stock. Southwestern Energy Company also detracted; this oil and gas exploration and production company has had a rough year as it has tried to transition from a natural gas company to an oil producer. In addition, natural gas prices remained under pressure during

44	ANNUAL REPORT	2011

much of the period, effectively restraining the firm’s progress despite its efforts to reduce costs.

Our focus remained on long-term fundamentals following the first part of the Fund’s fiscal year, which was heavily influenced by the March 2010 oil spill in the Gulf of Mexico, for many months following the incident (also referred to as the Macondo Prospect). The Fund was not exposed to BP, which was named as the primary responsible party, but it did hold stock of other firms that were meaningfully involved: Transocean Inc., which owned the rig; Halliburton Company, which provided cementing services, and Anadarko Petroleum Corporation, which had a 25 percent working interest in the Macondo Prospect. We sold down the Fund’s position in Transocean Inc., but we rebuilt a stake when the stock price fell to what we deemed to be attractive and then eliminated this position later, at a gain. The stock prices of Halliburton Company and Anadarko Petroleum Corporation fell on the news of the spill but both have subsequently rebounded. Halliburton Company emerged as the Fund’s second-greatest contributor during the year, while Anadarko Petroleum Corporation ended the period as the Fund’s fourth-greatest contributor to performance.

Few of the Fund’s holdings were impacted by the nuclear crisis in Japan, although the event will of course have implications for the future of the energy sector in general and nuclear power in particular. Initially, shares of companies that supply the nuclear power industry declined sharply in the wake of Japan’s crisis. However, we believe these firms will rebound in short order. Despite the concerns raised by the crisis in Japan and the potential for slow growth in the immediate future, we believe the long-term future of this energy source is intact.

China recently declared its six operating plants safe, while suspending approval of new nuclear plants while it reviews safety standards. China is in the process of quadrupling its uranium consumption to 50 to 60 million pounds a year, and says it plans to build 10 nuclear power plants a year for the next decade. We think the U.S. likely will continue to pursue nuclear energy as well, but there will undoubtedly be greater scrutiny and regulation. The nuclear plants currently in the planning phase in the U.S. will likely be completed but we think future building will be delayed, at least for awhile. President Obama has made it clear that he believes nuclear power will play an important role going forward, and we would not disagree.

Another concern the energy sector is facing is the tension in the Middle East. While Libya is not the largest oil supplier in OPEC, it is definitely a meaningful player. The concern about oil supplies surrounds not Libya, but rather the political stability of the surrounding countries. Spare capacity is falling and growing tighter. Higher oil prices leads to lower demand, which is negative for energy stocks and global economic recovery. We believed that we would see oil prices move higher, and that was indeed what happened; the price of Brent crude soared to near $120 a barrel by mid June, and the price at the pump was touching $4 a gallon. Given our conviction, we made no material changes to our strategy, and the Fund benefited from the higher prices.

A steadfast approach, few detractors

Despite these major events that transpired during the period, we maintained our preference for globally diversified oil service companies and exploration and production firms, given our belief that they would be well positioned to gain from increased international exploration and spending and an upturn in the global economy. That strategy was successful; many of the Fund’s top contributors were such firms. One of the Fund’s largest holdings, Continental Resources, Inc., represents another successful investment in energy. Continental Resources is in our view a well-managed and fundamentally sound firm. It is planning to develop the largest new American oilfield in years — the Bakken shale, which is a 200,000-square-mile swatch of land located in Montana, North Dakota and Canada — where newer horizontal drilling technology could make this area, previously nearly worthless to drillers, a rich and viable source of oil.

We also continued to pursue natural gas suppliers as fundamentals deteriorated and we anticipated the market was nearing a bottom, suggesting production would decrease due to falling rig count and lower prices. Other energy investments of note include Baker Hughes Incorporated, which acquired another Fund holding, BJ Services Company, a worldwide producer of fracturing services for shale oil and gas operators, during the period, and Bucyrus International, Inc., a maker of equipment for extracting coal and oil sands that is benefiting from rising global demand. Bucyrus was purchased by Caterpillar (which the Fund now owns) for $7.6 billion, the largest deal in Caterpillar history, with Bucyrus shareholders receiving $92 per share.

Brighter days ahead

The economic outlook continues to improve, although serious challenges remain. Sovereign debt issues in European periphery countries are yet to be resolved, and debt levels in the United States, particularly on the part of the consumer, are coming down but are still very high. There is much work to be done to bring down the deficit, which continues to be a contentious topic in Washington. For that reason, we anticipate only modest improvement and low to modest GDP growth for some time to come. We believe oil prices will continue to move higher as the world economies continue to recover. Supply and demand should remain tight, as demand continues to outstrip supply. Demand for oil and gas has historically moved higher following major earthquakes in Japan due to their need to shut down their nuclear power plants to inspect and rebuild them and the need to turn to other energy sources to meet daily need. Oil and liquid natural gas typically becomes the source of energy to run power plants, and Japan will struggle to produce the electricity it needs in the months ahead — another reason we think these prices will move up. We also anticipate oil production growth may be limited, another factor driving prices. Higher interest rates may be on the distant horizon, and we will adjust our strategies accordingly.

2011	ANNUAL REPORT	45

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Energy Fund.

46	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Energy Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Energy	86.1%
Industrials	8.8%
Materials	1.4%
Information Technology	1.1%
Consumer Discretionary	1.1%
Cash and Cash Equivalents	1.5%

Lipper	Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	41/76	54
3 Year	24/66	36
5 Year	11/53	21

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country	Weightings

North America	85.4%
United States	80.3%
Canada	5.1%
Europe	7.7%
Netherlands	3.5%
Other Europe	4.2%
Pacific Basin	2.6%
Other	1.8%
Bahamas/Caribbean	1.0%
Cash and Cash Equivalents	1.5%

Top	10 Equity Holdings

Company	Sector	Industry
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Baker Hughes Incorporated	Energy	Oil & Gas Equipment & Services
Halliburton Company	Energy	Oil & Gas Equipment & Services
Apache Corporation	Energy	Oil & Gas Exploration & Production
Anadarko Petroleum Corporation	Energy	Oil & Gas Exploration & Production
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Newfield Exploration Company	Energy	Oil & Gas Exploration & Production

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	47

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	39.44%	42.29%	46.76%	48.74%
5-year period ended 6-30-11	5.95%	5.94%	6.39%	7.84%
10-year period ended 6-30-11	—	—	—	—
Since inception of Class(3) through 6-30-11	6.40%	6.32%	6.78%	8.20%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)	3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

48	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Energy Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Auto Parts & Equipment – 1.1%
BorgWarner Inc. (A)	36	$2,945

Coal & Consumable Fuels – 3.7%
Alpha Natural Resources, Inc. (A)	43	1,971
Arch Coal, Inc.	103	2,737
Cameco Corporation	60	1,577
Peabody Energy Corporation	67	3,917

		10,202

Construction & Engineering – 4.8%
Chicago Bridge & Iron Company N.V., NY Shares	88	3,421
Fluor Corporation	105	6,756
Jacobs Engineering Group Inc. (A)	64	2,749

		12,926

Construction & Farm Machinery & Heavy Trucks – 2.7%
Bucyrus International, Inc., Class A	28	2,566
Caterpillar Inc.	20	2,135
Cummins Inc.	27	2,748

		7,449

Diversified Metals & Mining – 1.4%
BHP Billiton Limited, ADR	41	3,908

Industrial Machinery – 1.3%
Gardner Denver, Inc.	41	3,467

Integrated Oil & Gas – 9.0%
ConocoPhillips	80	5,978
Exxon Mobil Corporation	89	7,202
Occidental Petroleum Corporation	75	7,771
Suncor Energy Inc.	87	3,410

		24,361

Oil & Gas Drilling – 5.7%
ENSCO International Incorporated	43	2,273
Helmerich & Payne, Inc.	110	7,267
Nabors Industries Ltd. (A)	106	2,619
Seadrill Limited	98	3,468

		15,627

Oil & Gas Equipment & Services – 30.8%
Baker Hughes Incorporated	130	9,401
Cameron International Corporation (A)	108	5,431
Core Laboratories N.V.	54	6,001
Dresser-Rand Group Inc. (A)	75	4,039
Dril-Quip, Inc. (A)	41	2,812
FMC Technologies, Inc. (A)	104	4,672
Halliburton Company	182	9,282
McDermott International, Inc. (A)	118	2,346
National Oilwell Varco, Inc.	170	13,279
Schlumberger Limited	146	12,576
Superior Energy Services, Inc. (A)	99	3,662
Tenaris S.A., ADR	127	5,785
Weatherford International Ltd. (A)	240	4,492

		83,778

Oil & Gas Exploration & Production – 29.5%
Anadarko Petroleum Corporation	104	7,949
Apache Corporation	69	8,509

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Exploration & Production (Continued)
Cabot Oil & Gas Corporation	54	$3,597
CNOOC Limited, ADR	14	3,256
Concho Resources Inc. (A)	27	2,443
Continental Resources, Inc. (A)	121	7,828
Devon Energy Corporation	38	2,979
EOG Resources, Inc.	38	4,020
Forest Oil Corporation (A)	54	1,434
Kosmos Energy Ltd. (A)	152	2,584
Newfield Exploration Company (A)	114	7,771
Noble Energy, Inc.	58	5,167
Oasis Petroleum LLC (A)	178	5,283
Plains Exploration and Production Company (A)	80	3,057
Southwestern Energy Company (A)	184	7,907
St. Mary Land & Exploration Company	40	2,921
Ultra Petroleum Corp. (A)	79	3,604

		80,309

Oil & Gas Refining & Marketing – 1.2%
Clean Energy Fuels Corp. (A)	112	1,468
Gevo, Inc. (A)	115	1,801

		3,269

Oil & Gas Storage & Transportation – 6.2%
El Paso Corporation	273	5,520
El Paso Pipeline Partners, L.P.	101	3,501
Enbridge Inc.	159	5,151
Williams Companies, Inc. (The)	90	2,719

		16,891

Semiconductors – 1.1%
First Solar, Inc. (A)	22	2,969

TOTAL COMMON STOCKS – 98.5%		$268,101
(Cost: $180,520)

SHORT-TERM SECURITIES – 1.6%	Principal
Master Note
Toyota Motor Credit Corporation, 0.081%, 7-1-11 (B)	$4,254	$4,254

(Cost: $4,254)

TOTAL INVESTMENT SECURITIES – 100.1%		$272,355
(Cost: $184,774)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(293)

NET ASSETS – 100.0%		$272,062

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

2011	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS

Energy Fund (in thousands)	JUNE 30, 2011

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$268,101	$—	$—
Short-Term Securities	—	4,254	—
Total	$268,101	$4,254	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification

(as a % of net assets)
United States	80.3%
Canada	5.1%
Netherlands	3.5%
Luxembourg	2.1%
Australia	1.4%
Norway	1.3%
Hong Kong	1.2%
Bermuda	1.0%
Other Countries	2.6%
Other+	1.5%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

50	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

International Growth Fund	(UNAUDITED)

Chace Brundige

Below, Chace Brundige, CFA, portfolio manager of the Waddell & Reed Advisors International Growth Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since 2009 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
International Growth Fund (Class A shares at net asset value)	36.98%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	31.25%
(generally reflects the performance of securities representing international growth securities markets)
Lipper International Large-Cap Growth Funds Universe Average	30.92%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Amid the persistent battle between long-term problems and short-term liquidity, investors overall hit the “risk-off” button late in the 12-month period ended June 30, 2011. Continued easy monetary policy in the U.S. led to dollar-based commodity price inflation as well as general inflation for fast-growing economies whose currencies are pegged to the dollar, such as China. However, the effects appear to have cooled somewhat with the end of the U.S. government’s Quantitative Easing 2 program and a slowing of Western economies. Commodities prices, other than gold, were mostly lower late in the period; stocks were mixed globally; U.S., German and Japanese yields were lower and spreads were wider for the countries that were under debt pressure; and the U.S. dollar was broadly weaker because of low U.S. interest rates as well as economic and budget issues. Reports from Purchasing Manager Indexes generally weakened late in the period, including in the U.S., leading to fears of an economic “soft patch” or worse. The U.S. employment and housing situations continued to founder, adding to economic concerns.

Brazil was among the weakest stock markets as monetary tightening continued and investors grew skeptical of the government’s ability to limit spending. Emerging market countries broadly pursued monetary policy tightening to fight food and input inflation, and generally higher price levels were reinforced by wage inflation. There continued to be unease within the European Union about the solvency of Greece, Ireland and Portugal, and Italy joined that group late in the period. Market concerns added pressure to European leaders to define a long-term solution, although that had not happened at mid 2011.

Factors impacting performance

The Fund’s strong performance during the period can be attributed to several factors. We had strong stock selection in the information technology sector, including HTC Corp., a global handset maker (no longer held by the Fund); SINA Corp., a Chinese internet company; TEMENOS Group AG, a Swiss banking software maker; KONAMI Corp., a Japanese video game producer; and Qualcomm, Inc., a U.S. communications semiconductor and intellectual property company. The Fund was overweight the energy sector, especially in oil field services companies as well as engineering and construction companies. Top names included Saipem S.p.A., Technip-Coflexip, JGC Corp. and Seadrill Limited. In the consumer discretionary sector, top names included German carmaker Daimler, whose luxury vehicles are in high demand among newly prosperous citizens of China’s and India’s emerging middle classes (no longer held by the Fund); Wynn Macau, Limited, which owns resorts and casinos in Macau, the only place in China where gambling is legal; Pinault-Printemps-Redoute S.A., which owns Gucci; and adidas AG.

We made new investments in aerospace, given what we believe is an under-appreciation for the aftermarket potential. Top names included Safran in France, MTU Aero Engines Holding AG in Germany and Meggitt plc in the U.K. Near the end of the period, we closed the total return swap that we used to gain exposure to SANY Heavy Industry Co. Ltd. in the A-share market. SANY is a premium Chinese construction equipment company.

In geographic terms, the Fund was underweight Japan, where the March 2011 natural disaster created massive problems, and the U.K.; and was overweight in Germany, which is Europe’s largest economy.

There were a few detractors from performance during the period. The Fund’s underweight in the materials sector continued to hamper performance. Our exposure to India also was a drag on performance, especially from an infrastructure lending company that was hit by inflation concerns in the country and also by a slowdown in government permits because of the overhang from charges of improprieties linked to the auction of India’s wireless telecommunications spectrum.

2011	ANNUAL REPORT	51

Outlook for economic uptick

As the world’s supply chains normalize following Japan’s natural disaster and auto production accelerates, we believe economic activity should improve noticeably in the second half of 2011. Generally high levels of corporate margins combined with rising input prices and higher wages are likely to hamper earnings revisions going forward. Such revisions of earnings (where expectations are constantly raised) were a powerful force behind the performance of international stock markets during the past two years, but it is becoming a headwind.

Several important questions will be answered in the coming months. Will inflation in China peak in the third quarter, plateau and eventually decline? Can U.S. politicians find agreement and get the country on a reasonable fiscal footing? Will European leaders find a long-term resolution to the sovereign debt issues in several countries there? Will economic growth in the West accelerate in the second half? Given these uncertainties, it is not reasonable to make bold predictions about where the world is headed. Instead, we will continue to do what we’ve always done: invest in companies we feel are competitively well-positioned in growth markets and avoid those whose positions appear over-appreciated or where good news has been extrapolated too aggressively.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund’s prospectus.

The Fund may use derivatives to hedge various instruments, for risk management purposes or to increase investment income or gain in the Fund. These techniques involve additional risk, as the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors International Growth Fund.

52	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

International Growth Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	94.2%
Industrials	19.1%
Consumer Discretionary	15.1%
Information Technology	13.4%
Consumer Staples	10.1%
Health Care	10.0%
Energy	9.5%
Materials	7.1%
Financials	5.0%
Telecommunication Services	4.9%
Cash and Cash Equivalents	5.8%

Lipper Rankings

Category: Lipper International Large-Cap Growth Funds	Rank	Percentile
1 Year	9/233	4
3 Year	50/190	27
5 Year	27/153	18
10 Year	63/90	70

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Europe	57.2%
Germany	15.4%
United Kingdom	14.6%
France	9.6%
Switzerland	9.0%
Other Europe	8.6%
Pacific Basin	28.3%
Japan	12.4%
China	6.5%
Australia	4.5%
Other Pacific Basin	4.9%
North America	7.3%
United States	5.0%
Other North America	2.3%
Other	1.4%
Cash and Cash Equivalents	5.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Vinci	France	Industrials	Construction & Engineering
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Wynn Macau, Limited	China	Consumer Discretionary	Casinos & Gaming
adidas AG	Germany	Consumer Discretionary	Apparel, Accessories & Luxury Goods
Apple Inc.	United States	Information Technology	Computer Hardware
Bayer AG	Germany	Health Care	Pharmaceuticals
Tenaris S.A.	Luxembourg	Energy	Oil & Gas Equipment & Services
JGC Corporation	Japan	Industrials	Construction & Engineering
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	53

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Growth Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	29.10%	31.28%	35.64%	37.73%
5-year period ended 6-30-11	3.93%	3.73%	4.13%	5.64%
10-year period ended 6-30-11	4.35%	3.65%	3.96%	5.48%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

54	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Australia – 4.5%
Coca-Cola Amatil Limited	250	$3,062
David Jones Limited	1,263	5,516
Orica Limited	219	6,352
Telstra Corporation Limited	3,882	12,063

		26,993

Canada – 1.1%
Canadian Natural Resources Limited	160	6,699

China – 6.5%
Baidu.com, Inc., ADR (A)	28	3,854
China Unicom Limited	4,610	9,358
SINA Corporation (A)	53	5,559
Tingyi Holding Corp.	2,148	6,650
Wynn Macau, Limited	4,027	13,188

		38,609

France – 9.6%
Danone	140	10,449
LVMH Moet Hennessy – Louis Vuitton	19	3,366
Pinault-Printemps-Redoute S.A.	66	11,723
Safran	175	7,487
Technip-Coflexip	74	7,895
Vinci	247	15,867

		56,787

Germany – 14.1%
adidas AG	163	12,899
Bayer AG	157	12,643
Commerzbank AG	1,377	5,931
Fresenius Medical Care AG & Co. KGaA	87	6,491
Fresenius SE & Co. KGaA	129	13,514
Linde AG	59	10,351
MTU Aero Engines Holding AG	82	6,556
Qiagen N.V. (A)	468	8,972
Siemens AG	46	6,365

		83,722

Hong Kong – 1.3%
Yue Yuen Industrial (Holdings) Limited	2,465	7,841

India – 2.0%
Infrastructure Development Finance Company Limited (A)	768	2,263
Infrastructure Development Finance Company Limited (A)(B)	843	2,483
Larsen & Toubro Limited	170	6,962

		11,708

Israel – 1.4%
Teva Pharmaceutical Industries Limited, ADR	177	8,549

Italy – 1.5%
Saipem S.p.A.	172	8,864

Japan – 12.4%
Canon Inc.	120	5,727
Honda Motor Co., Ltd.	222	8,553
JGC Corporation	452	12,384
KONAMI Corporation	365	8,643
Mitsubishi Corporation	382	9,530
Mitsubishi Electric Corporation	546	6,342
Mitsui & Co., Ltd.	492	8,510

COMMON STOCKS (Continued)	Shares	Value

Japan (Continued)
Nintendo Co., Ltd.	19	$3,606
Nissin Kogyo Co., Ltd.	402	7,273
ORIX Corporation	31	3,014

		73,582

Luxembourg – 2.1%
Tenaris S.A.	546	12,485

Mexico – 1.2%
Grupo Modelo, S.A.B. de C.V., Series C	1,209	7,309

Netherlands – 0.8%
ASML Holding N.V., Ordinary Shares	123	4,523

Norway – 1.4%
Seadrill Limited	233	8,207

Sweden – 2.8%
Tele2 AB	377	7,446
Telefonaktiebolaget LM Ericsson, B Shares	643	9,258

		16,704

Switzerland – 9.0%
ABB Ltd	399	10,371
Credit Suisse Group AG, Registered Shares	131	5,090
Nestle S.A., Registered Shares	216	13,432
Swatch Group Ltd (The), Bearer Shares	10	5,062
Syngenta AG	33	11,166
TEMENOS Group AG (A)	267	8,247

		53,368

Taiwan – 1.6%
Hon Hai Precision Ind. Co., Ltd.	2,836	9,764

United Kingdom – 14.6%
Barclays plc	1,170	4,801
BG Group plc	122	2,761
British American Tobacco plc	204	8,956
Diageo plc	531	10,858
Experian plc	677	8,626
GlaxoSmithKline plc	457	9,800
Meggitt plc	1,054	6,444
Prudential plc	514	5,930
Rio Tinto plc	94	6,803
Serco Group plc	846	7,508
Virgin Media Inc.	213	6,389
Xstrata plc	328	7,221

		86,097

United States – 5.0%
Apple Inc. (A)	38	12,678
QUALCOMM Incorporated	130	7,400
Schlumberger Limited	112	9,679

		29,757

TOTAL COMMON STOCKS – 92.9%		$551,568
(Cost: $445,789)

PREFERRED STOCKS –1.3%
Germany
Volkswagen AG	38	$7,953

(Cost: $7,625)

2011	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2011

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper –1.2%
Corporacion Andina de Fomento, 0.120%, 7–12–11 (C)	$4,000	$4,000
PACCAR Financial Corp., 0.100%, 7–5–11 (C)	3,000	3,000

		7,000

Commercial Paper (backed by irrevocable letter of credit) – 1.3%
COFCO Capital Corp. (Rabobank Nederland), 0.210%, 8–5–11 (C)	7,500	7,498

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (D)	2,374	2,374

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – Taxable – 0.3%
Franklin, OH, Var Rate Demand Hosp Fac Rfdg and Impvt Rev Bonds (U.S. Hlth Corp of Columbus), Ser 1996A, 0.060%, 7–1–11 (D)	$2,000	$2,000

TOTAL SHORT-TERM SECURITIES – 3.2%		$18,872
(Cost: $18,872)

TOTAL INVESTMENT SECURITIES – 97.4%		$578,393
(Cost: $472,286)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.6%		15,528

NET ASSETS – 100.0%		$593,921

Notes to Schedule of Investments

The following total return swap agreements were outstanding at June 30, 2011:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Depreciation
UBS AG, London	$6,473	Ping An Insurance (Group) Company of China, Ltd.	10-21-11	USD LIBOR + 0.700%	$(490)

#	The Fund pays the financing fee multiplied by the notional amount each quarter. On the termination date of the swap contracts, the Fund will pay/receive the return of the underlying security.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the total value of these securities amounted to $2,483 or 0.4% of net assets.

(C)	Rate shown is the yield to maturity at June 30, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$6,389	$75,422	$—
Energy	16,378	40,212	—
Health Care	8,549	51,418	—
Information Technology	29,491	49,767	—
Other Sectors	—	273,942	—
Total Common Stocks	$60,807	$490,761	$—
Preferred Stocks	—	7,953	—
Short-Term Securities	—	18,872	—
Total	$60,807	$517,586	$—

Liabilities
Swap Agreements	$—	$490	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

56	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

International Growth Fund (in thousands)	JUNE 30, 2011

Market	Sector Diversification

(as a % of net assets)
Industrials	19.1%
Consumer Discretionary	15.1%
Information Technology	13.4%
Consumer Staples	10.1%
Health Care	10.0%
Energy	9.5%
Materials	7.1%
Financials	5.0%
Telecommunication Services	4.9%
Other+	5.8%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	57

MANAGEMENT DISCUSSION

New Concepts Fund	(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of the Waddell & Reed Advisors New Concepts Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. She has managed the Fund since 2001 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
New Concepts Fund (Class A shares at net asset value)	44.44%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	43.25%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	41.00%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A good year for equities

The mid-cap growth sector of the market had very strong returns in the 12 months ended June 30, 2011. The stocks of medium- and small-size companies that generally were exposed to economic stresses and credit market concerns continued to rebound strongly on the promise of improving economic prospects and healing credit markets. As the economic recovery progressed into mid-cycle, it also became increasingly clear to investors that superior earnings growth and investment return potential lay in these smaller companies with the ability to grow without a strong economic tailwind. We emphasized investment in consumer discretionary, industrials, financials and energy stocks during the period. We were constructive on the prospects for economic growth and stock market returns throughout 2010 and into 2011, as we thought both would continue to build on the improvements of 2009. The improvements in corporate profits and the care managers used in running their businesses suggested that these improvements would develop judiciously and be sustained.

The year was not without worry, however. U.S. government policies and regulations as well as sovereign debt concerns in Europe weighed on the U.S. markets until late fall of 2010, when it became clear that the U.S. economy was moving forward independent of many of these issues. Those same sovereign debt concerns again have plagued the markets for much of 2011, and they continue. The March natural disaster in Japan raised many questions about its ultimate impact on global growth. We are only beginning to understand the answers and fortunately the impact seems relatively transient. Finally, the swift and significant increase in the price of oil throughout the spring had the potential to limit economic growth and returns, and the stocks of many consumer discretionary companies were hurt because of this concern. Fortunately, the price of oil has receded significantly, improving the prospect for consumption of all kinds of goods globally. That development has been good for the markets generally and sectors such as consumer discretionary specifically. Energy stocks, however, were a casualty late in the year because of the falling price of oil.

Sources of strength, weakness

The Fund outperformed both the benchmark and its peers, before the effects of sales charges in both cases. The primary factor in this outperformance was our decision to overweight the Fund’s exposure to the more cyclical sectors of the economy for much of the year on the conviction that the economy and the profit cycle would continue to recover more strongly than generally expected. As such, the Fund’s exposure to the consumer discretionary, industrial, energy and financials sectors was greater than the benchmark. The Fund also was slightly overweight the consumer staples sector. The exposure to the energy and consumer discretionary sectors made the most meaningful contribution to the Fund’s performance.

The Fund’s focus on high-visibility growth stocks — often selling at considerable valuation premiums to the market — was another factor that impacted relative performance. We decided early in the year that in an improving but very moderately growing economy, investors would eventually seek out and pay even higher premiums for scarce growth opportunities. Owning a number of these stocks in the portfolio and buying them somewhat early contributed to the Fund’s performance.

The biggest detractor from performance was in the Fund’s financials exposure. We were overweight an underperforming group and stock selection suffered, particularly later in the year as many of our bank stocks came under pressure. The Fund’s underexposure to the materials sector, which posted strong returns, also detracted from performance.

Changes in the portfolio during the year were subtle. Our sector emphasis is unlikely to change significantly in the near term. However, our focus in managing the portfolio has shifted from the stronger macro view we applied in 2009 and early 2010 to our more typical stock-picking approach. We believe the economy and the markets have moved beyond the strong economic and

58	ANNUAL REPORT	2011

market moves of the early stages of the recovery. As such, we think the greater opportunities for market returns will be in companies with better-than-average growth prospects selling at what we consider attractive valuations. While many of these opportunities are not sector dependent, it is our view that there are a number of sectors in which there are many interesting companies for investment, including information technology, industrials, energy and consumer discretionary.

Likely better days ahead

We are generally optimistic in our outlook for the domestic and global economies, but we recognize that the U.S. stock market has continued to gain considerable ground and valuations are much less compelling across the market than in the early stages of the recovery. That being said, the profit recovery at U.S. corporations has been remarkably robust. The financial health of companies generally leads us to believe earnings and cash flow streams deserve to be valued at higher levels. We believe economic strength has broadened to encompass more of the corporate sector since the middle of 2010, and it is likely the U.S. economy has entered a self-sustaining phase that could last for some time, notwithstanding any significant weakness in the economies of our global trading partners. We also remain concerned about the direction of key decisions by U.S. government leaders, and the potential drag on economic growth that could result.

In our view, the market has transitioned from a macroeconomic event-driven recovery to a sustainable growth-focused recovery. Investors will need to identify those specific companies that have superior growth and profitability prospects across the economic cycle. As such, we are examining valuation and organic growth opportunities carefully across all sectors as we seek out new investments for the Fund.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors New Concepts Fund.

2011	ANNUAL REPORT	59

PORTFOLIO HIGHLIGHTS

New Concepts Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	99.0%
Consumer Discretionary	22.6%
Information Technology	20.2%
Industrials	16.6%
Financials	12.5%
Health Care	12.1%
Energy	7.0%
Consumer Staples	4.8%
Materials	3.2%
Cash and Cash Equivalents	1.0%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	111/401	28
3 Year	8/354	3
5 Year	12/310	4
10 Year	50/197	26

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
CarMax, Inc.	Consumer Discretionary
Fastenal Company	Industrials
Varian Medical Systems, Inc.	Health Care
Microchip Technology Incorporated	Information Technology
Polypore International, Inc.	Industrials
BorgWarner Inc.	Consumer Discretionary
Discover Financial Services	Financials
Harman International Industries, Incorporated	Consumer Discretionary
Signature Bank	Financials
Henry Schein, Inc.	Health Care

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

60	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

New Concepts Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	36.14%	38.91%	43.01%	45.03%
5-year period ended 6-30-11	8.73%	8.67%	8.97%	10.52%
10-year period ended 6-30-11	6.17%	5.58%	5.73%	7.31%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS

New Concepts Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 1.0%
Triumph Group, Inc.	160	$15,973

Air Freight & Logistics – 2.7%
C.H. Robinson Worldwide, Inc.	185	14,546
Expeditors International of Washington, Inc.	531	27,192

		41,738

Apparel, Accessories & Luxury Goods – 3.6%
Columbia Sportswear Company	246	15,571
lululemon athletica inc. (A)	145	16,224
Vera Bradley, Inc. (A)	188	7,198
Warnaco Group, Inc. (The) (A)	306	15,968

		54,961

Application Software – 5.1%
ANSYS, Inc. (A)	443	24,208
Solera Holdings, Inc.	532	31,462
SuccessFactors, Inc. (A)	730	21,462

		77,132

Auto Parts & Equipment – 2.3%
BorgWarner Inc. (A)	450	36,315

Automotive Retail – 3.6%
CarMax, Inc. (A)	1,653	54,678

Biotechnology – 0.8%
Vertex Pharmaceuticals Incorporated (A)	245	12,743

Brewers – 0.0%
Boston Beer Company, Inc. (The), Class A (A)	7	608

Communications Equipment – 1.5%
Acme Packet, Inc. (A)(B)	215	15,057
Aruba Networks, Inc. (A)	303	8,965

		24,022

Construction Materials – 1.0%
Martin Marietta Materials, Inc.	190	15,164

Consumer Electronics – 2.2%
Harman International Industries, Incorporated	756	34,446

Consumer Finance – 2.3%
Discover Financial Services	1,310	35,029

Data Processing & Outsourced Services – 2.0%
Fiserv, Inc. (A)	505	31,647

Department Stores – 1.1%
Nordstrom, Inc.	361	16,945

Distillers & Vintners – 1.9%
Brown-Forman Corporation, Class B	407	30,391

Electrical Components & Equipment – 4.4%
Acuity Brands, Inc.	206	11,496
Polypore International, Inc. (A)	552	37,429
Roper Industries, Inc.	237	19,742

		68,667

COMMON STOCKS (Continued)	Shares	Value

Electronic Manufacturing Services – 1.9%
Trimble Navigation Limited (A)	746	$29,567

Environmental & Facilities Services – 1.0%
Stericycle, Inc. (A)	171	15,195

Food Retail – 1.4%
Whole Foods Market, Inc.	333	21,129

Health Care Distributors – 2.1%
Henry Schein, Inc. (A)	455	32,602

Health Care Equipment – 5.9%
Gen-Probe Incorporated (A)	140	9,663
IDEXX Laboratories, Inc. (A)	203	15,750
Intuitive Surgical, Inc. (A)	46	17,005
Varian Medical Systems, Inc. (A)	694	48,573

		90,991

Health Care Services – 1.3%
Accretive Health, Inc. (A)	715	20,582

Health Care Technology – 2.0%
Cerner Corporation (A)	511	31,203

Homefurnishing Retail – 1.1%
Williams-Sonoma, Inc.	469	17,130

Hotels, Resorts & Cruise Lines – 2.9%
Orient-Express Hotels Ltd. (A)	1,238	13,311
Wyndham Worldwide Corporation	948	31,897

		45,208

Industrial Gases – 0.8%
Airgas, Inc.	172	12,075

Industrial Machinery – 4.2%
Donaldson Company, Inc.	301	18,265
IDEX Corporation	701	32,149
Kaydon Corporation	385	14,368

		64,782

Insurance Brokers – 1.6%
Arthur J. Gallagher & Co.	887	25,306

Internet Retail – 1.3%
Netflix, Inc. (A)	78	20,516

Internet Software & Services – 1.3%
DealerTrack Holdings, Inc. (A)	894	20,521

Investment Banking & Brokerage – 1.5%
Greenhill & Co., Inc.	426	22,922

IT Consulting & Other Services – 1.1%
Teradata Corporation (A)	279	16,820

Oil & Gas Drilling – 2.0%
Patterson-UTI Energy, Inc.	966	30,548

Oil & Gas Equipment & Services – 2.0%
Dresser-Rand Group Inc. (A)	579	31,111

62	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

New Concepts Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Exploration & Production – 3.0%
Continental Resources, Inc. (A)	257	$16,682
Ultra Petroleum Corp. (A)	648	29,673

		46,355

Packaged Foods & Meats – 1.5%
Mead Johnson Nutrition Company	335	22,595

Publishing – 1.5%
Meredith Corporation	754	23,460

Real Estate Management & Development – 1.9%
CB Richard Ellis Group, Inc., Class A (A)	1,174	29,488

Regional Banks – 5.2%
First Republic Bank (A)	529	17,076
Huntington Bancshares Incorporated	2,375	15,577
Signature Bank (A)	586	33,543
TCF Financial Corporation	1,142	15,765

		81,961

Semiconductor Equipment – 1.9%
Lam Research Corporation (A)	654	28,977

Semiconductors – 4.5%
ARM Holdings plc, ADR	272	7,724
Microchip Technology Incorporated	1,166	44,207
Semtech Corporation (A)	677	18,520

		70,451

Specialty Chemicals – 1.4%
RPM International Inc.	987	22,721

Specialty Stores – 3.0%
PetSmart, Inc.	681	30,883
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	225	14,531

		45,414

COMMON STOCKS (Continued)	Shares	Value

Systems Software – 0.9%
Red Hat, Inc. (A)	314	$14,399

Trading Companies & Distributors – 3.3%
Fastenal Company	1,442	51,883

TOTAL COMMON STOCKS – 99.0%		$1,536,371
(Cost: $1,126,078)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 0.2%
PACCAR Financial Corp., 0.100%, 7–5–11 (C)	$2,000	2,000
Wisconsin Electric Power Co., 0.000%, 7–1–11 (C)	2,050	2,050

		4,050

Commercial Paper (backed by irrevocable letter of credit) – 0.4%
COFCO Capital Corp. (Rabobank Nederland), 0.210%, 8–5–11 (C)	5,000	4,999

TOTAL SHORT-TERM SECURITIES – 0.6%		9,049
(Cost: $9,049)

TOTAL INVESTMENT SECURITIES – 99.6%		$1,545,420
(Cost: $1,135,127)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		6,195

NET ASSETS – 100.0%		$1,551,615

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities serve as cover or collateral for all or a portion of the following written options outstanding at June 30, 2011:

Underlying Security	Broker/Counterparty	Type	Number of Contracts (Unrounded)	Expiration Month	Exercise Price	Premium Received	Market Value
Acme Packet, Inc.:	JP Morgan Securities LLC	Call	1,201	July 2011	$84.00	$173	$(11)
	Deutsche Banc Alex Brown Inc.	Call	946	August 2011	78.50	118	(232)
Whole Foods Market, Inc.:	Citigroup Global Markets	Put	1,409	August 2011	48.00	197	(39)
	Goldman, Sachs & Company	Put	884	August 2011	50.00	159	(34)

						$647	$(316)

(C)	Rate shown is the yield to maturity at June 30, 2011.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,536,371	$—	$—
Short-Term Securities	—	9,049	—
Total	$1,536,371	$9,049	$—
Liabilities
Written Options	$34	$282	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	63

MANAGEMENT DISCUSSION

Science and Technology Fund	(UNAUDITED)

Zachary H. Shafran	Below, Zachary H. Shafran, portfolio manager of the Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since 2001 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Science and Technology Fund (Class A shares at net asset value)	31.80%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	29.52%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Science & Technology Funds Universe Average	35.35%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A volatile year

Economic conditions continued to improve during the fiscal year ending June 30, 2011, although the markets weathered several events that had the potential to threaten recovery, chief among them the mid-2010 emergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. Intensifying concerns about massive deficits in the world’s developed economies further weighted on equities and fueled fear among investors that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism on the part of investors that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter 2010 rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street registering an impressive profit for the year. Stocks rose again in December, when Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses.

During the first calendar half of 2011, the markets faced yet another challenge. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northern-Pacific coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover. However, the full impact on the global supply technology chain has become an issue. U.S. and global market conditions grew increasingly volatile and uncertain as the second quarter of 2011 progressed, as a number of issues impacted the capital markets. Topping the list of concerns facing investors were — and remain — the ongoing sovereign debt issues in peripheral Europe, uncertainty surrounding the U.S. deficit, a sliding dollar, rising social tension in the Middle East and North Africa, continued sluggishness in U.S. employment and housing, and the end of the Federal Reserve’s second round of quantitative easing.

Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

Strong absolute and relative performance

The Fund performed well in absolute terms and relative to its benchmark index (before the effects of sales charges), although the Fund’s performance trailed that of its Lipper peers by a meaningful margin. Information technology shares, which represented approximately three quarters of investments during the period, delivered the bulk of performance. Early in the period, the Fund’s underweight exposure in this sector was an advantage, as the technology sector lagged the broader market due to concern about less-than-robust demand in the United States and Europe, where companies struggling through the recession were loath to spend on technology upgrades. Strong performance among technology holdings in calendar 2011 was additive as well. One of the Fund’s top contributors was Savvis, a company involved in cloud computing. After one of Savvis’ competitors was purchased, there were speculation and rumors that Savvis could be the next acquisition target; indeed, the firm was subsequently acquired by service provider CenturyLink. Another top holding was Telvent GIT, S.A., a global information

64	ANNUAL REPORT	2011

technology solutions and information systems provider whose success has been driven by its efforts to expand its aviation weather systems worldwide. The company recently secured its first contract to provide top-rated weather forecasting technology in Europe. Another top holding, High Tech Computer Corp., is a Taiwan-based manufacturer of smartphones. Its success has been fueled due to its shift in focus in recent years from Windows Mobile devices to devices based on Android OS and Windows Phone OS. We eliminated this holding at a premium.

Also adding to performance were selected health care firms — specifically biotechnology firms that are generating new therapies and approaches to treating disease. These firms and health care stocks in general were under pressure during much of 2010 as health care reform wound its way through Congress. The topic remains divisive and concerns remain about the potential for a more difficult and complicated regulatory environment and higher taxes. Although the debate weighed on the sector, our stock selection was largely selective and holdings contributed significantly, making this group the second-largest contributor to performance at the sector level. A top performer in this arena was Vertex Pharmaceuticals. Vertex’s performance soared after the company announced a breakthrough in its drug study of cystic fibrosis.

During the period, we reduced exposure to health care and consumer staples, and also slightly increased exposure to information technology firms.

Seeking companies with staying power

Our strategy remains unchanged moving forward. We are adhering to our long-held approach to finding opportunities to benefit from improving economies in the developed world but also to take advantage of rising standards of living in emerging markets that are growing rapidly and where access to better health care is rising dramatically. We attempt to do this by applying a largely bottom-up, fundamentally driven research process with an overarching top-down perspective. We focus on sectors that we believe are best able to weather a difficult economic environment and on companies that appear to be attractively valued, stable and largely self sufficient when it comes to the need for capital.

As for our global outlook, we remain optimistic, despite sovereign debt concerns in pockets of Europe. We do have concerns about potential geopolitical disruptions — most specifically, the threat of terrorism in whatever form or forms it may materialize. We are carefully monitoring the supply chain out of Japan and remain optimistic that it will not become significantly problematic. We continue to believe the world of science and technology is full of opportunity, and we look forward to uncovering and capitalizing upon that opportunity for our investors.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Science and Technology Fund.

2011	ANNUAL REPORT	65

PORTFOLIO HIGHLIGHTS

Science and Technology Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.9%
Information Technology	72.2%
Health Care	10.9%
Industrials	5.8%
Consumer Staples	5.0%
Financials	1.5%
Telecommunication Services	0.5%
Bonds	0.9%
Corporate Debt Securities	0.9%
Cash and Cash Equivalents	3.2%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	98/154	64
3 Year	96/146	66
5 Year	48/137	35
10 Year	6/103	6

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

North America	78.1%
United States	78.1%
Europe	6.9%
Spain	4.8%
Other Europe	2.1%
Pacific Basin	5.8%
Bahamas/Caribbean	3.2%
South America	2.8%
Cash and Cash Equivalents	3.2%

Top	10 Equity Holdings

Company	Sector	Industry
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	Information Technology	Application Software
ACI Worldwide, Inc.	Information Technology	Application Software
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
Apple Inc.	Information Technology	Computer Hardware
Telvent GIT, S.A.	Information Technology	IT Consulting & Other Services
Micron Technology, Inc.	Information Technology	Semiconductors
First Solar, Inc.	Information Technology	Semiconductors
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors
ESCO Technologies Inc.	Industrials	Industrial Machinery

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

66	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	24.23%	26.30%	30.55%	32.28%
5-year period ended 6-30-11	7.39%	7.33%	7.55%	9.05%
10-year period ended 6-30-11	6.74%	6.06%	6.12%	7.77%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Agricultural Products – 5.0%
Archer Daniels Midland Company	1,948	$58,732
Bunge Limited	740	51,040
Darling International Inc. (A)	687	12,153

		121,925

Application Software – 12.8%
ACI Worldwide, Inc. (A)(B)	3,855	130,183
Aspen Technology, Inc. (A)(B)	9,185	157,797
Intuit Inc. (A)	464	24,068

		312,048

Biotechnology – 5.5%
Isis Pharmaceuticals, Inc. (A)	1,150	10,537
Vertex Pharmaceuticals Incorporated (A)	2,346	121,969

		132,506

Communications Equipment – 0.7%
Cisco Systems, Inc.	720	11,238
InterDigital, Inc.	144	5,886

		17,124

Computer Hardware – 4.8%
Apple Inc. (A)	352	118,257

Construction & Engineering – 0.9%
Abengoa, S.A. (C)	397	12,028
Insituform Technologies, Inc., Class A (A)	487	10,202

		22,230

Consumer Finance – 0.6%
NetSpend Holdings, Inc. (A)	1,488	14,883

Data Processing & Outsourced Services – 13.0%
Alliance Data Systems Corporation (A)	1,883	177,158
Euronet Worldwide, Inc. (A)(B)	2,678	41,261
VeriFone Holdings, Inc. (A)	1,336	59,229
Visa Inc., Class A	351	29,609
WNS (Holdings) Limited, ADR (A)	1,047	9,384

		316,641

Diversified Support Services – 0.5%
EnerNOC, Inc. (A)	726	11,419

Electronic Components – 4.3%
Corning Incorporated	3,018	54,774
Power-One, Inc. (A)(B)	6,152	49,830

		104,604

Electronic Equipment & Instruments – 3.3%
Elster Group SE, ADR (A)	1,376	22,532
Ingenico S.A. (C)	414	20,156
Itron, Inc. (A)	776	37,378

		80,066

Health Care Equipment – 0.5%
Boston Scientific Corporation (A)	1,675	11,576

Health Care Facilities – 1.4%
Tenet Healthcare Corporation (A)	5,574	34,783

COMMON STOCKS (Continued)	Shares	Value

Health Care Services – 0.8%
Fleury S.A. (C)	331	$4,838
Fleury S.A. (C)(D)	948	13,858

		18,696

Health Care Technology – 1.6%
Cerner Corporation (A)	655	40,051

Industrial Machinery – 4.4%
ESCO Technologies Inc. (B)	1,873	68,924
Pentair, Inc.	1,000	40,356

		109,280

Integrated Telecommunication Services – 0.5%
CenturyLink, Inc.	296	11,983

Internet Software & Services – 7.7%
21Vianet Group, Inc., ADR (A)	944	12,975
eBay Inc. (A)	1,668	53,830
Google Inc., Class A (A)	130	66,031
SINA Corporation (A)	525	54,611

		187,447

IT Consulting & Other Services – 6.8%
Acxiom Corporation (A)	3,147	41,257
iGate Corporation	1,154	18,838
Telvent GIT, S.A. (A)(B)	2,683	106,775

		166,870

Life & Health Insurance – 0.9%
Qualicorp S.A. (A)(C)	346	3,300
Qualicorp S.A. (A)(C)(D)	1,959	18,702

		22,002

Managed Health Care – 1.1%
Amil Participacoes S.A. (C)	2,413	28,021

Semiconductor Equipment – 1.1%
Photronics, Inc. (A)(B)	3,058	25,898

Semiconductors – 15.9%
Cree, Inc. (A)	1,814	60,918
First Solar, Inc. (A)	621	82,100
Inotera Memories, Inc. (C)	951	295
JinkoSolar Holding Co., Ltd., ADR (A)	85	2,252
Micron Technology, Inc. (A)	11,013	82,375
PMC-Sierra, Inc. (A)	3,506	26,540
Samsung Electronics Co., Ltd. (C)	101	78,267
Texas Instruments Incorporated	1,809	59,393

		392,140

Systems Software – 1.8%
Microsoft Corporation	596	15,486
Oracle Corporation	597	19,643
Velti plc (A)	596	10,077

		45,206

TOTAL COMMON STOCKS – 95.9%		$2,345,656
(Cost: $1,855,649)

68	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands) JUNE 30, 2011

CORPORATE DEBT SECURITIES	Principal	Value

Communications Equipment – 0.4%
InterDigital, Inc., Convertible, 2.500%, 3–15–16 (D)	$8,700	$9,102

Semiconductors – 0.5%
JinkoSolar Holding Co., Ltd., Convertible, 4.000%, 5–15–16 (D)	12,810	11,738

TOTAL CORPORATE DEBT SECURITIES – 0.9%		$20,840
(Cost: $21,494)

SHORT-TERM SECURITIES
Commercial Paper – 1.4%
Clorox Co., 0.240%, 7–11–11 (E)	5,000	5,000
Corporacion Andina de Fomento, 0.110%, 7–5–11 (E)	5,000	5,000
Danaher Corporation, 0.110%, 7–22–11 (E)	5,000	5,000
Harley-Davidson Funding Corp., 0.310%, 7–26–11 (E)	7,000	6,998
PACCAR Financial Corp., 0.090%, 7–18–11 (E)	2,700	2,700
Sara Lee Corporation, 0.240%, 7–5–11 (E)	3,000	3,000
Sonoco Products Co., 0.260%, 7–5–11 (E)	8,000	7,999

		35,697

Commercial Paper (backed by irrevocable letter of credit) – 0.3%
Avon Capital Corp. (Avon Products, Inc.), 0.260%, 7–14–11 (E)	2,000	2,000
John Deere Credit Limited (John Deere Capital Corporation), 0.110%, 7–13–11 (E)	5,000	5,000

		7,000

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.0%
Toyota Motor Credit Corporation, 0.081%, 7-1-11 (F)	$54	$54

Municipal Obligations – Taxable – 0.6%
IL Fin Auth (Loyola Univ of Chicago Fin Proj), Commercial Paper Rev Notes (JPMorgan Chase Bank, N.A.), 0.130%, 7-1-11	8,600	8,600
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (JPMorgan Chase Bank, N.A.), 0.070%, 7-7-11 (F)	3,500	3,500
Norfolk, VA, Redev and Hsng Auth, Var Rate Demand Rev and Rfdg Bonds (Old Dominion Univ Real Estate Fndtn 45th Street Parking Garage, LLC Univ Vlg Parking Fac Proj), Ser 2008 (Bank of America, N.A.), 0.070%, 7-1-11 (F)	1,770	1,770

		13,870

TOTAL SHORT-TERM SECURITIES – 2.3%		$56,621
(Cost: $56,621)

TOTAL INVESTMENT SECURITIES – 99.1%		$2,423,117
(Cost: $1,933,764)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		21,792

NET ASSETS – 100.0%		$2,444,909

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Listed on an exchange outside the United States.

(D)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the total value of these securities amounted to $53,400 or 2.2% of net assets.

(E)	Rate shown is the yield to maturity at June 30, 2011.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks
Industrials	$130,901	$12,028	$—
Information Technology	1,667,583	98,718	—
Other Sectors	436,426	—	—
Total Common Stocks	$2,234,910	$110,746	$—
Corporate Debt Securities	—	20,840	—
Short-Term Securities	—	56,621	—
Total	$2,234,910	$188,207	$—

2011	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Science and Technology Fund (in thousands)	JUNE 30, 2011

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification

(as a % of net assets)
United States	78.1%
Spain	4.8%
South Korea	3.2%
Brazil	2.8%
China	2.2%
Bermuda	2.1%
Cayman Islands	1.1%
Other Countries	2.5%
Other+	3.2%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Small Cap Fund	(UNAUDITED)

Timothy Miller

Below, Timothy Miller, CFA, portfolio manager of the Waddell & Reed Advisors Small Cap Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since 2010 and has 32 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Small Cap Fund (Class A shares at net asset value)	44.82%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	43.50%
(generally reflects the performance of small-company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	43.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A good year for small caps

Small-cap stocks had another strong year for the 12 months ended June 30, 2011, with the Russell 2000 Growth Index rising significantly and outperforming the broad market, as represented by the S&P 500. Within the Russell 2000 Index, growth outdistanced value by a considerable margin. A powerful earnings cycle in small caps was the primary catalyst for the gains in the index. Quarterly earnings growth has been running more than 20 to 50 percent above the previous year, led by the technology, energy and industrial sectors. Top-line sales growth has been boosted by the recovering domestic economy and healthy export opportunities. Small caps historically have outperformed during periods of expansionary monetary and fiscal policy, and the past year was no exception. The aforementioned sectors were also among the largest contributors to the index gains for the year. The information technology sector, the largest weight in the Russell 2000 Growth Index, led the way with a 54 percent return for the year. The energy sector generated an even stronger gain for the year, but it represents a much smaller weighting in the index. Finally, the industrial sector, at nearly 17 percent of the index, also rose more than 38 percent for the year.

Sources of strength, weakness

The Fund’s outperformance relative to the Russell 2000 Growth Index (before the effects of sales charges) can be attributed to its stake in the information technology, industrial and consumer sectors. Negative contributions came from the materials and financials sectors. Information technology was the chief engine in the last year, with innovation in networking technology, mobile computing, software-as-a-service (SAAS) and Internet commerce driving the leading participants to noteworthy gains for the year. Among the winners in the Fund that made the most of these trends were Acme Packet (no longer held by the Fund), Cavium Inc. and Aruba Networks Inc. in the networking equipment space; and MICROS Systems, Inc. and Ultimate Software Group, Inc. in the SAAS/Internet commerce space. Other large technology contributors to the Fund were Stratasys, Inc., a maker of three-dimensional printing systems; ACI Worldwide, Inc., which develops software products for electronic payment systems; and OSI Systems, Inc., a diversified supplier of security, inspection and healthcare systems.

The industrials sector was powered by the global economic recovery and a weak U.S. dollar, which positioned domestic companies favorably for the aggressive capital spending opportunities in the emerging markets, particularly China. The Fund’s return was boosted by the acquisition of Ladish Co., Inc., by Allegheny Technologies at a significant premium to the prevailing stock price (Ladish is no longer held by the Fund). Other contributors were Westinghouse Air Brake Technologies Corp., a provider of equipment and technology for the rail industry, and Graco Inc., a diversified manufacturer of pumps and other fluid handling solutions.

The energy sector is not a large component of the Russell 2000 Growth Index, but it nevertheless generated the largest percentage gains of all the sectors for the year. The underpinning of those gains was the rapid rise in oil prices brought on by fears of supply disruptions in the Middle East because of political tensions. As oil prices were surging, the stock prices of the suppliers of equipment and services to explore and produce oil were moving in sync. By contrast, the domestic natural gas industry remained in an oversupply situation. This created a record wedge in “energy equivalent” prices for natural gas and oil, as well as a significant performance gap between the oil-related stocks and the gas-oriented companies. Those equipment and service stocks were thus the best performing of the energy group for the year. The Fund had positions in Core Laboratories N.V., Dril-Quip, Inc., and CARBO Ceramics Inc., all of which participated in the rally.

The recovery in the consumer sector has been uneven in a number of ways. The largest disparity is present between the strength of spending at the high-end consumer compared with the lower-end demographic, which has implications for the retail, apparel, auto and restaurant industries. Similarly, the business-oriented lodging

2011	ANNUAL REPORT	71

and entertainment sectors have recovered much better than the leisure segment, and certain markets — such as athletics and electronics — have far surpassed other spending categories. Navigating through this uncertainty, the Fund’s focus on category leaders such as Zumiez Inc. in the teen market, Under Armour, Inc., in athletics, Diamond Foods, Inc., in specialty snacks, and Gentex Corporation in automotive electronics led to significant outperformance compared with the benchmark (before the effects of sales charges). The Fund liquidated its positions in the education industry during the year because of the increased regulatory pressure on the group. The financials sector was a detractor for the year primarily because of weakness in the bank stocks and poor performance from Greenhill & Co., Inc., an independent investment bank whose earnings recovery has been disappointing (no longer held by the Fund).

Looking ahead

Our focus for the next year will be on profitability trends. As mentioned earlier in this report, we believe the earnings recovery during this cycle has been exceptional. Peak margin levels have been achieved by many companies and many industries in a relatively short period of time, often preceding peak revenue levels. We believe that aggressive cost cutting during the downturn has positioned companies well for the recovery. However, spending on research and development, sales force growth, expansion capital and other items to support continued revenue growth could pressure margins. In addition, we believe cost pressures from sharp commodity spikes in oil, cotton, copper, steel and grains are putting the squeeze on gross margins.

So the tactical emphasis in the Fund will be on identifying those companies and industries that can absorb or pass on the price increases they are receiving, or on companies that are generating sufficient operating leverage to maintain an upward trajectory in margins. An example can be found in the employment services industries, both temporary help agencies and online recruitment companies, such as Dice Holdings. The technology sector continues to exhibit strong growth and profitability trends, and we have a growing interest in the medical device and health care technology area for the intermediate term. We continue to emphasize the core, high-quality leaders in the most dynamic growth sectors of the market.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Small Cap Fund.

72	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Small Cap Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	99.2%
Information Technology	36.3%
Industrials	16.3%
Consumer Discretionary	14.2%
Financials	11.6%
Health Care	10.7%
Energy	5.4%
Consumer Staples	4.2%
Materials	0.5%
Cash and Cash Equivalents	0.8%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	216/505	43
3 Year	23/451	6
5 Year	36/393	10
10 Year	24/246	10

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Volcano Corporation	Health Care
Under Armour, Inc., Class A	Consumer Discretionary
SVB Financial Group	Financials
MICROS Systems, Inc.	Information Technology
Graco Inc.	Industrials
Waste Connections, Inc.	Industrials
OSI Systems, Inc.	Information Technology
Westinghouse Air Brake Technologies Corporation	Industrials
Zumiez Inc.	Consumer Discretionary
Aruba Networks, Inc.	Information Technology

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	73

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	36.49%	39.21%	43.56%	45.54%
5-year period ended 6-30-11	7.23%	7.27%	7.61%	9.11%
10-year period ended 6-30-11	6.90%	6.46%	6.65%	8.14%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

74	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Small Cap Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 1.4%
AAR Corp.	410	$11,110

Air Freight & Logistics – 1.5%
Hub Group, Inc. (A)	315	11,870

Apparel Retail – 2.7%
Zumiez Inc. (A)	862	21,522

Apparel, Accessories & Luxury Goods – 4.3%
Columbia Sportswear Company	134	8,496
Under Armour, Inc., Class A (A)	322	24,924

		33,420

Application Software – 9.7%
ACI Worldwide, Inc. (A)	540	18,226
FactSet Research Systems, Inc.	88	9,051
Solera Holdings, Inc.	275	16,268
SuccessFactors, Inc. (A)	338	9,946
Synchronoss Technologies, Inc. (A)	281	8,916
Ultimate Software Group, Inc. (The) (A)	291	15,829

		78,236

Asset Management & Custody Banks – 3.0%
Affiliated Managers Group, Inc. (A)	136	13,777
Safeguard Scientifics, Inc. (A)	529	9,982

		23,759

Auto Parts & Equipment – 1.8%
Gentex Corporation	486	14,677

Biotechnology – 2.4%
Incyte Corporation (A)	1,027	19,453

Communications Equipment – 2.5%
Aruba Networks, Inc. (A)	662	19,550

Computer Hardware – 1.8%
Stratasys, Inc. (A)	432	14,552

Computer Storage & Peripherals – 0.6%
OCZ Technology Group, Inc. (A)	608	4,866

Construction & Farm Machinery & Heavy Trucks – 2.8%
Westinghouse Air Brake Technologies Corporation	340	22,336

Consumer Finance – 1.7%
First Cash Financial Services, Inc. (A)	316	13,286

Electronic Components – 0.8%
DTS, Inc. (A)	166	6,719

Electronic Equipment & Instruments – 2.9%
OSI Systems, Inc. (A)	528	22,721

Environmental & Facilities Services – 2.9%
Waste Connections, Inc.	730	23,157

Food Distributors – 1.9%
United Natural Foods, Inc. (A)	352	15,007

Gold – 0.5%
Alamos Gold Inc. (B)	221	3,661

COMMON STOCKS (Continued)	Shares	Value

Health Care Distributors – 2.1%
Owens & Minor, Inc.	140	$4,839
PSS World Medical, Inc. (A)	410	11,487

		16,326

Health Care Equipment – 6.2%
DexCom, Inc. (A)	669	9,688
Volcano Corporation (A)	853	27,537
ZOLL Medical Corporation (A)	213	12,063

		49,288

Human Resource & Employment Services – 1.4%
Kforce Inc. (A)	858	11,220

Industrial Machinery – 3.0%
Graco Inc.	465	23,543

Internet Retail – 1.4%
HomeAway, Inc. (A)	16	623
Shutterfly, Inc. (A)	183	10,491

		11,114

Internet Software & Services – 5.9%
Ancestry.com Inc. (A)	347	14,375
Dice Holdings, Inc. (A)	843	11,392
IntraLinks Holdings, Inc. (A)	519	8,972
Vocus, Inc. (A)	386	11,812

		46,551

Leisure Facilities – 2.0%
Vail Resorts, Inc.	346	15,987

Office Services & Supplies – 1.3%
United Stationers Inc.	281	9,963

Oil & Gas Equipment & Services – 4.1%
CARBO Ceramics Inc.	60	9,712
Complete Production Services, Inc. (A)	63	2,108
Core Laboratories N.V.	92	10,208
Dril-Quip, Inc. (A)	158	10,738

		32,766

Oil & Gas Exploration & Production – 1.3%
Bill Barrett Corporation (A)	215	9,980

Packaged Foods & Meats – 2.3%
Diamond Foods, Inc.	241	18,421

Regional Banks – 3.8%
Columbia Banking System, Inc.	395	6,809
SVB Financial Group (A)	402	24,021

		30,830

Research & Consulting Services – 1.2%
CoStar Group, Inc. (A)	160	9,503

Restaurants – 2.0%
Panera Bread Company, Class A (A)	128	16,097

Semiconductor Equipment – 1.9%
Cymer, Inc. (A)	213	10,546
Teradyne, Inc. (A)	323	4,780

		15,326

2011	ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS

Small Cap Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Semiconductors – 5.6%
Cavium Inc. (A)	424	$18,465
Cypress Semiconductor Corporation	351	7,414
Semtech Corporation (A)	678	18,543

		44,422

Specialized Finance – 2.2%
Portfolio Recovery Associates, Inc. (A)	205	17,343

Specialized REITs – 0.9%
Strategic Hotels & Resorts, Inc. (A)	1,000	7,082

Systems Software – 4.6%
MICROS Systems, Inc. (A)	475	23,607
Radiant Systems, Inc. (A)	607	12,693

		36,300

Trucking – 0.8%
Landstar System, Inc.	145	6,735

TOTAL COMMON STOCKS – 99.2%		$788,699
(Cost: $554,318)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 0.4%
Kellogg Co., 0.200%, 7–6–11 (C)	$3,000	$3,000

Master Note – 0.5%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (D)	4,350	4,350

TOTAL SHORT-TERM SECURITIES – 0.9%		$7,350
(Cost: $7,350)

TOTAL INVESTMENT SECURITIES – 100.1%		$796,049
(Cost: $561,668)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(506)

NET ASSETS – 100.0%		$795,543

Notes to Schedule of Investments

The	following total return swap agreements were outstanding at June 30, 2011:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Appreciation (Depreciation)
Morgan Stanley	$8,431	Biotech Custom Index	4-3-12	Fed Funds less 0.200%	$(10)
JP Morgan Securities LLC	8,052	Biotech Custom Index	4-12-12	LIBOR less 0.400%	202
JP Morgan Securities LLC	4,428	Biotech Custom Index	4-12-12	LIBOR less 0.400%	111
JP Morgan Securities LLC	3,464	Biotech Custom Index	4-12-12	LIBOR less 0.400%	87
JP Morgan Securities LLC	3,416	Biotech Custom Index	4-12-12	LIBOR less 0.400%	85
JP Morgan Securities LLC	4,408	Biotech Custom Index	4-12-12	LIBOR less 0.400%	110
JP Morgan Securities LLC	5	Biotech Custom Index	4-12-12	LIBOR less 0.400%	—	*

					$585

*	Not shown due to rounding.

#	The Fund pays the financing fee multiplied by the notional amount each month. On the termination date of the swap contracts, the Fund will pay/receive the return of the underlying security.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Rate shown is the yield to maturity at June 30, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$788,699	$—	$—
Short-Term Securities	—	7,350	—
Total	$788,699	$7,350	$—
Swap Agreements	$—	$595	$—
Liabilities
Swap Agreements	$—	$10	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

76	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Tax-Managed Equity Fund	(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Waddell & Reed Advisors Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. She has managed the Fund since 2009 and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Tax-Managed Equity Fund (Class A shares at net asset value)	33.22%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	35.01%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	32.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund posted a solid return for the 12-month period ended June 30, 2011, although it underperformed the Russell 1000 Growth Index benchmark. Security selection in the Fund generally was strong, but sector weightings and the negative effect from cash exposure marginally offset the positive effect of stock selection. The strongest sector performers included energy and consumer discretionary. In energy, strong stock performance from oil services companies Schlumberger Limited and Halliburton Co. drove the sector. The positive contribution from the consumer discretionary sector was driven by the Fund being materially overweight in this strong sector for the year, but also from stand-out stock performance from companies including Amazon.com, Inc. and Wynn Resorts, Limited.

Global macroeconomic concerns — including the European sovereign debt issues, fears surrounding China’s gross domestic product (GDP) growth, commodity price pressures and U.S. unemployment worries — dominated the headlines and often temporarily overwhelmed individual company fundamentals. The result has been significant volatility, including ending the period with the benchmark falling 6 percent in the first half of June, only to make up nearly that amount in the second half. These events have driven the recent “growth scare,” casting doubt on the sustainability of economic recovery.

Despite these fears, strong corporate performance drove the markets higher for the period. Corporate profits are nearly back to their record 2007 levels, balance sheets remain strong and free cash flow generation is robust. While we expect earnings growth for the market as a whole to continue to slow, we believe investor fears are overstated, given the strength at a corporate level. We expect continued market volatility, but believe the U.S. economic recovery is on stable footing.

Our investment strategy has remained consistent over time and continues to focus on identifying structurally advantaged companies that we believe can generate superior levels of profitability and growth over the long term. In our view, this approach has stood the test of time and should serve the Fund’s investors in the future.

The technology and consumer discretionary sectors had the key sector emphasis during the period. We found technology appealing because of its relatively attractive valuations, strong global presence and exposure to several powerful secular unit-driven growth trends. We also were attracted to certain consumer discretionary companies — such as Starwood Hotels & Resorts Worldwide, Inc. and Wynn Resorts, Limited — that appear to be well-positioned to leverage their global brand strength in faster growing international markets as well as benefit from the renewed corporate spending environment. Exposure in the consumer discretionary sector is driven primarily by our confidence in the high-end consumer, where employment remains strong and commodity price impact has a minimal effect on consumption. We remain underweight in consumer staples and health care, as we were last year, because of the generally uninspiring growth prospects and regulatory headwinds for health care, which we believe will result in ongoing profit pressures.

Outlook for steady growth

We expect steady, but not robust, economic growth as several important headwinds remain, including the European sovereign debt situation, commodity cost pressures, emerging market inflation concerns and unemployment worries. While there are reasons to be more cautious on the economy, given the macro-economic issues that exist, we think the equity markets discount an excessively negative outlook and that GDP growth will be sufficient to allow innovative growth companies to do well. In a mature growth environment, we believe companies that have innovative product offerings and can fuel revenue growth will be a more important component of earnings growth going forward. The economic expansion is nearing a point where sustainable growth companies will once again get rewarded for their strength.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

2011	ANNUAL REPORT	77

Past performance is not a guarantee of future results. While the Fund seeks to minimize tax distributions to shareholders, it may realize capital gains and earn some dividends. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Tax-Managed Equity Fund.

78	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Tax-Managed Equity Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Information Technology	26.4%
Consumer Discretionary	25.9%
Energy	9.6%
Industrials	9.5%
Consumer Staples	8.6%
Health Care	7.9%
Financials	6.6%
Materials	2.3%
Cash and Cash Equivalents	3.2%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	339/776	44
3 Year	221/690	32
5 Year	32/600	6
10 Year	10/379	3

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Oracle Corporation	Information Technology
Schlumberger Limited	Energy
Wynn Resorts, Limited	Consumer Discretionary
QUALCOMM Incorporated	Information Technology
Starbucks Corporation	Consumer Discretionary
Amazon.com, Inc.	Consumer Discretionary
Allergan, Inc.	Health Care
Halliburton Company	Energy
National Oilwell Varco, Inc.	Energy

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	79

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Tax-Managed Equity Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C
1-year period ended 6-30-11	25.56%	28.08%	32.04%
5-year period ended 6-30-11	5.84%	5.94%	6.10%
10-year period ended 6-30-11	4.17%	3.83%	3.81%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

80	ANNUAL REPORT	2011

BEFORE- AND AFTER-TAX RETURNS

Tax-Managed Equity Fund	(UNAUDITED)

Before- and After-Tax Returns(1)	1-year period ended 6-30-11	5-year period ended 6-30-11	10-year period ended 6-30-11
Class A
Before Taxes	25.56%	5.84%	4.17%
After Taxes on Distributions	25.53%	5.83%	4.16%
After Taxes on Distributions and Sale of Fund Shares	16.66%	5.04%	3.63%
Class B
Before Taxes	28.08%	5.94%	3.83%
After Taxes on Distributions	28.08%	5.94%	3.83%
After Taxes on Distributions and Sale of Fund Shares	18.25%	5.13%	3.33%
Class C
Before Taxes	32.04%	6.10%	3.81%
After Taxes on Distributions	32.04%	6.10%	3.81%
After Taxes on Distributions and Sale of Fund Shares	20.82%	5.27%	3.31%
Russell 1000 Growth Index(2)	35.01%	5.33%	2.24%

(1)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(2)	Reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

2011	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS

Tax-Managed Equity Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 4.2%
Boeing Company (The)	53	$3,896
Precision Castparts Corp.	27	4,445

		8,341

Air Freight & Logistics – 1.1%
FedEx Corporation	24	2,284

Apparel Retail – 0.9%
Urban Outfitters, Inc. (A)	61	1,726

Application Software – 1.7%
salesforce.com, inc. (A)	22	3,322

Asset Management & Custody Banks – 2.3%
T. Rowe Price Group, Inc.	76	4,610

Auto Parts & Equipment – 2.8%
BorgWarner Inc. (A)	31	2,504
Gentex Corporation	104	3,129

		5,633

Automotive Retail – 1.5%
AutoZone, Inc. (A)	10	3,037

Biotechnology – 0.5%
Ironwood Pharmaceuticals, Inc., Class A (A)	58	916

Broadcasting – 3.2%
CBS Corporation, Class B	165	4,701
Discovery Holding Company, Class A (A)	44	1,782

		6,483

Casinos & Gaming – 4.7%
Las Vegas Sands, Inc. (A)	61	2,575
Wynn Resorts, Limited	46	6,530

		9,105

Communications Equipment – 3.2%
QUALCOMM Incorporated	113	6,392

Computer Hardware – 5.6%
Apple Inc. (A)	34	11,328

Computer Storage & Peripherals – 1.5%
NetApp, Inc. (A)	59	3,088

Construction & Farm Machinery & Heavy Trucks – 2.2%
Caterpillar Inc.	42	4,450

Consumer Finance – 1.8%
American Express Company	70	3,629

Electrical Components & Equipment – 2.0%
Emerson Electric Co.	70	3,924

Health Care Equipment – 1.4%
Stryker Corporation	48	2,829

Hotels, Resorts & Cruise Lines – 3.0%
Carnival Corporation	52	1,968
Starwood Hotels & Resorts Worldwide, Inc.	72	4,046

		6,014

COMMON STOCKS (Continued)	Shares	Value

Household Products – 1.1%
Colgate-Palmolive Company	25	$2,170

Hypermarkets & Super Centers – 1.2%
Costco Wholesale Corporation	30	2,458

Industrial Gases – 1.3%
Praxair, Inc.	25	2,687

Internet Retail – 3.0%
Amazon.com, Inc. (A)	29	6,008

Internet Software & Services – 0.8%
Google Inc., Class A (A)	3	1,671

Investment Banking & Brokerage – 1.4%
Goldman Sachs Group, Inc. (The)	21	2,822

IT Consulting & Other Services – 2.0%
Cognizant Technology Solutions Corporation, Class A (A)	54	3,953

Life Sciences Tools & Services – 2.1%
Thermo Fisher Scientific Inc. (A)	66	4,258

Movies & Entertainment – 1.5%
Walt Disney Company (The)	78	3,030

Oil & Gas Equipment & Services – 9.6%
Halliburton Company	115	5,870
National Oilwell Varco, Inc.	69	5,381
Schlumberger Limited	91	7,863

		19,114

Other Diversified Financial Services – 1.1%
JPMorgan Chase & Co.	52	2,129

Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Company	30	1,993

Personal Products – 2.1%
Estee Lauder Companies Inc. (The), Class A	39	4,144

Pharmaceuticals – 3.9%
Allergan, Inc.	71	5,911
Teva Pharmaceutical Industries Limited, ADR	38	1,833

		7,744

Restaurants – 4.2%
Starbucks Corporation	153	6,050
YUM! Brands, Inc.	44	2,442

		8,492

Semiconductor Equipment – 1.7%
ASML Holding N.V., NY Registry Shares	33	1,220
Lam Research Corporation (A)	51	2,245

		3,465

Semiconductors – 4.3%
Altera Corporation	52	2,410
ARM Holdings plc, ADR	34	969
Broadcom Corporation, Class A	80	2,703
Microchip Technology Incorporated	64	2,432

		8,514

82	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Tax-Managed Equity Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Soft Drinks – 3.2%
Coca-Cola Company (The)	59	$3,942
PepsiCo, Inc.	35	2,469

		6,411

Specialty Chemicals – 1.0%
Ecolab Inc.	34	1,908

Specialty Stores – 1.1%
Tiffany & Co.	29	2,277

Systems Software – 5.6%
Oracle Corporation	281	9,231
VMware, Inc., Class A (A)	20	2,015

		11,246

TOTAL COMMON STOCKS – 96.8%		$193,605
(Cost: $146,975)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 1.0%
St. Jude Medical, Inc., 0.000%, 7-1-11 (B)	$2,091	$2,091

Commercial Paper (backed by irrevocable letter of credit) – 1.0%
Avon Capital Corp. (Avon Products, Inc.), 0.260%, 7-14-11 (B)	2,000	2,000

Master Note – 1.2%
Toyota Motor Credit Corporation, 0.081%, 7-1-11 (C)	2,312	2,312

TOTAL SHORT-TERM SECURITIES – 3.2%		$6,403
(Cost: $6,403)

TOTAL INVESTMENT SECURITIES – 100.0%		$200,008
(Cost: $153,378)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		19

NET ASSETS – 100.0%		$200,027

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$193,605	$—	$—
Short-Term Securities	—	6,403	—
Total	$193,605	$6,403	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	83

MANAGEMENT DISCUSSION

Value Fund	(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of the Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2011. He has managed the Fund since 2003 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Value Fund (Class A shares at net asset value)	27.80%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	28.94%
(generally reflects the performance of value-style stocks)
Lipper Large-Cap Value Funds Universe Average	28.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

For the 12 months ended June 2011, the Fund underperformed its benchmark, the Russell 1000 Value Index, and its peers. We attribute this relative underperformance to primarily two factors. First, the Fund held a small cash allocation during the year, whereas the benchmark did not. In addition, the Fund’s performance was restrained by certain investments in the financials sector, most specifically bank stocks. After rallying in the first half of the Fund’s fiscal year, concerns over loan growth and increased regulatory scrutiny caused pressure on a number of banking names. We felt the downward move was overdone, and we continue to hold these stocks. Banking is a key component of any developed economy, and cash flows from these companies continue to grow from the low levels of the recession.

A preference for growth

The uncertain economic environment in the first half of 2011 caused investors to rotate away from many value-oriented stocks in search of higher growth. As economic growth slows or becomes more uncertain, those companies that can sustain high top line growth and expanding margins become harder to find. Money follows these names causing them to go up in price. This phenomenon is what is driving “growth” stocks to outperform “value” stocks. This trend is generally short term in nature and typically ends poorly for those that have invested in overvalued companies. Certain areas typically considered to be “value” were left behind during this period, including many financial stocks.

We focus on investing by researching one company at a time, and finding names that are trading substantially below our estimate of their true value. This approach will not change in response to short-term market events. One illustrative example is Marathon Oil Corporation, though it may not be representative of the performance of all the Fund’s holdings. This company was a collection of businesses including oil production, refining and marketing (gas stations). Unlike other oil companies with the same mix, Marathon Oil Corporation’s collection did not have significant overlap. The lack of synergies between the areas and a complex structure made Marathon stock trade significantly cheaper than other companies that were involved in only one of the business lines. Our discussions with management led us to believe they understood that, and they would work toward breaking up the company into smaller, more easily understood pieces. Unfortunately, that would take some time. The market, being more short-term in nature, was not willing to wait, and pushed the stock price of Marathon Oil Corporation down to levels we found attractive, and we built a position. The company announced a breakup plan in January 2011, and the stock began a sharp upward move. The breakup became official on July 1, 2011 when the share price was significantly higher than our purchase point. We continue to hold this stock in the Fund.

We continue to pursue a strategy of buying inexpensive stocks and diversifying our picks among economic sectors to reduce long term volatility. Our focus is on high free cash flow yielding industrial companies, and low price-to-book ratios for financial companies. Currently, we have found more ideas in the energy, insurance and technology arenas. Other areas in which the Fund is underrepresented, due to a lack of quality ideas, include utilities and telecommunications. Our investments in these areas can and do shift when opportunity presents itself.

Surprises, concerns

The rest of 2011 could hold many surprises. The Federal Reserve is now pulling back on certain stimulus measures that it implemented during the recession. We will have to see if the economy is strong enough to grow on its own without this support. Also of concern is inflation, which we feel has a root cause in China’s seemingly endless demand for commodities and raw materials. This seems unlikely to change, although it often can have large swings from time to time. An increase in U.S. housing activity would be a welcome sign, as that would also create loan demand at banks.

While the economic forces we’ve discussed here are clearly important factors, our first approach is at the company level. We seek to find quality, growing companies whose stocks are trading notably below what we consider fair value. This approach has

84	ANNUAL REPORT	2011

served investors well over time, and we believe strongly that it will continue to do so.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Value Fund.

2011	ANNUAL REPORT	85

PORTFOLIO HIGHLIGHTS

Value Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Financials	32.3%
Energy	15.8%
Information Technology	13.0%
Health Care	10.8%
Consumer Staples	9.0%
Consumer Discretionary	6.9%
Industrials	5.6%
Utilities	2.2%
Materials	1.6%
Warrants	0.1%
Cash and Cash Equivalents	2.7%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile
1 Year	267/500	54
3 Year	42/455	10
5 Year	38/397	10
10 Year	35/235	15

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
ConocoPhillips	Energy
Wells Fargo & Company	Financials
ACE Limited	Financials
CVS Corporation	Consumer Staples
Xerox Corporation	Information Technology
Bank of America Corporation	Financials
Occidental Petroleum Corporation	Energy
McKesson Corporation	Health Care
Hewlett-Packard Company	Information Technology
WellPoint, Inc.	Health Care

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

86	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	20.45%	22.55%	26.75%	28.59%
5-year period ended 6-30-11	2.09%	2.12%	2.36%	3.81%
10-year period ended 6-30-11	3.61%	3.20%	3.30%	4.71%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS

Value Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Advertising – 1.9%
Omnicom Group Inc.	199	$9,565

Aerospace & Defense – 1.3%
Honeywell International Inc. (A)	105	6,251

Auto Parts & Equipment – 0.2%
TRW Automotive Holdings Corp. (B)	17	986

Biotechnology – 1.9%
Amgen Inc. (B)	160	9,324

Broadcasting – 0.5%
CBS Corporation, Class B	80	2,288

Cable & Satellite – 2.6%
Time Warner Cable Inc.	166	12,938

Computer Hardware – 3.4%
Hewlett-Packard Company	461	16,762

Consumer Finance – 2.4%
Capital One Financial Corporation	228	11,791

Department Stores – 1.7%
Macy’s Inc.	296	8,655

Diversified Banks – 4.4%
Wells Fargo & Company	773	21,699

Diversified Metals & Mining – 0.7%
Freeport-McMoRan Copper & Gold Inc., Class B	63	3,354

Drug Retail – 3.7%
CVS Corporation	492	18,474

Electric Utilities – 2.2%
PPL Corporation (A)	390	10,848

Health Care Distributors – 3.5%
McKesson Corporation	206	17,199

Industrial Conglomerates – 2.2%
General Electric Company	574	10,833

Industrial Machinery – 2.1%
Ingersoll-Rand plc	233	10,567

Integrated Oil & Gas – 9.6%
ConocoPhillips	295	22,165
Marathon Oil Corporation (A)	148	7,770
Occidental Petroleum Corporation	170	17,656

		47,591

Investment Banking & Brokerage – 5.0%
Goldman Sachs Group, Inc. (The)	107	14,227
Morgan Stanley	468	10,771

		24,998

IT Consulting & Other Services – 1.7%
International Business Machines Corporation	50	8,595

COMMON STOCKS (Continued)	Shares	Value

Managed Health Care – 3.3%
WellPoint, Inc.	209	$16,463

Mortgage REITs – 1.8%
Invesco Mortgage Capital, Inc.	419	8,860

Multi-Line Insurance – 1.3%
American International Group, Inc. (B)	216	6,327

Office Electronics – 3.8%
Xerox Corporation	1,764	18,369

Oil & Gas Equipment & Services – 1.9%
National Oilwell Varco, Inc.	124	9,675

Oil & Gas Storage & Transportation – 4.3%
Energy Transfer Equity, L.P.	83	3,732
MarkWest Energy Partners, L.P.	105	5,084
Regency Energy Partners LP	482	12,477

		21,293

Other Diversified Financial Services – 3.7%
Bank of America Corporation	1,671	18,310

Packaged Foods & Meats – 1.7%
J.M. Smucker Company (The)	113	8,653

Paper Products – 0.9%
International Paper Company	153	4,571

Pharmaceuticals – 2.1%
Johnson & Johnson	158	10,497

Property & Casualty Insurance – 9.2%
ACE Limited	320	21,070
Travelers Companies, Inc. (The)	267	15,563
XL Group plc	432	9,500

		46,133

Regional Banks – 2.7%
Regions Financial Corporation	672	4,166
SunTrust Banks, Inc.	362	9,337

		13,503

Reinsurance – 1.8%
RenaissanceRe Holdings Ltd. (A)	131	9,163

Semiconductors – 1.9%
Freescale Semiconductor, Inc. (B)	522	9,603

Soft Drinks – 2.3%
Dr Pepper Snapple Group, Inc.	267	11,204

Systems Software – 2.2%
Symantec Corporation (B)	559	11,029

Tobacco – 1.3%
Philip Morris International Inc.	95	6,330

TOTAL COMMON STOCKS – 97.2%		$482,701
(Cost: $405,740)

88	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Value Fund (in thousands)	JUNE 30, 2011

WARRANTS – 0.1%	Shares	Value

Diversified Banks
Wells Fargo & Company	42	$388

(Cost: $321)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 1.6%
Heinz (H.J.) Co., 0.200%, 7-19-11 (C)	$5,000	4,999
ITT Corporation, 0.000%, 7-1-11 (C)	3,000	3,000

		7,999

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.081%, 7-1-11 (D)	$1,892	$1,892

TOTAL SHORT-TERM SECURITIES – 2.0%		$9,891
(Cost: $9,891)

TOTAL INVESTMENT SECURITIES – 99.3%		$492,980
(Cost: $415,952)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		3,263

NET ASSETS – 100.0%		$496,243

Notes to Schedule of Investments

(A)	Securities serve as cover or collateral for all or a portion of the following written options outstanding at June 30, 2011:

Underlying Security	Broker/Counterparty	Type	Number of Contracts (Unrounded)	Expiration Month	Exercise Price	Premium Received	Market Value
Allstate Corporation	Goldman, Sachs & Company	Put	4,468	July 2011	$27.00	$291	$(7)
Energy Transfer Equity, L.P.	Morgan Stanley Smith Barney LLC	Call	541	August 2011	47.50	29	(30)
Freeport-McMoRan Copper & Gold Inc., Class B:	Goldman, Sachs & Company	Put	294	August 2011	39.50	15	(6)
	Goldman, Sachs & Company	Put	294	August 2011	42.00	27	(9)
Honeywell International Inc.	Goldman, Sachs & Company	Call	804	September 2011	62.50	47	(82)
International Paper Company	Goldman, Sachs & Company	Put	814	August 2011	25.00	33	(21)
Johnson & Johnson:	Goldman, Sachs & Company	Put	1,617	July 2011	50.00	41	(1)
	Goldman, Sachs & Company	Put	1,617	July 2011	52.50	71	(3)
PPL Corporation	Goldman, Sachs & Company	Call	1,815	July 2011	27.00	53	(168)
RenaissanceRe Holdings Ltd.	Morgan Stanley Smith Barney LLC	Call	695	July 2011	65.00	140	(346)
Wells Fargo & Company	Goldman, Sachs & Company	Put	524	July 2011	25.00	16	(3)
XL Group plc	Goldman, Sachs & Company	Put	637	July 2011	21.00	19	(10)

						$782	$(686)

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at June 30, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$482,701	$—	$—
Warrants	388	—	—
Short-Term Securities	—	9,891	—
Total	$483,089	$9,891	$—
Liabilities
Written Options	$656	$30	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	89

MANAGEMENT DISCUSSION

Vanguard Fund	(UNAUDITED)

Daniel P. Becker	Philip J. Sanders	Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of the Waddell & Reed Advisors Vanguard Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2011. Mr. Becker has managed the Fund since 1998 and has 22 years of industry experience. Mr. Sanders has managed the Fund since 2007 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2011
Vanguard Fund (Class A shares at net asset value)	32.12%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	35.01%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	32.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

The Fund posted a solid return for the 12 months ended June 30, 2011, but underperformed the Russell 1000 Growth Index benchmark. Security selection in the Fund generally was strong, but sector weightings and the negative effect from cash exposure marginally offset the positive effect of stock selection. The strongest sector performers included energy and consumer discretionary. In energy, strong stock performance from oil services companies Schlumberger Limited and Halliburton Company drove the sector. The positive contribution from the consumer discretionary sector was driven by the Fund being materially overweight in this strong sector for the year, but also from stand-out stock performance from companies including Amazon.com, Inc., and Wynn Resorts, Limited. Several factors contributed to the Fund’s underperformance compared with the benchmark, including an overweight in information technology, which was an underperforming sector; an underweight in the materials and industrials sectors, which both showed strong performance for the year; and stock selection in the health care sector.

Global macroeconomic risks such as the potential European sovereign debt defaults, inevitable reductions in China’s gross domestic product (GDP) growth rates, commodity price inflation pressures and the U.S. unemployment rate temporarily overwhelmed individual company fundamentals. The result has been significant volatility, including ending the period with the benchmark falling 6 percent in the first half of June, only to make up nearly that amount in the second half. These events have driven the recent “growth scare,” casting doubt on the sustainability of economic recovery. Although much improved from the recent recession, global economic growth is exceptionally fragile and abnormally susceptible to outside shocks.

Despite these issues and risks, strong corporate performance drove the markets higher for the period. Corporate profits are nearly back to their record 2007 levels, capital spending is accelerating, corporate balance sheets remain strong and free cash flow generation is robust. While we expect earnings growth rates for the market as a whole to continue to slow, we believe many companies will continue to generate exceptional profit levels, given the strength in certain areas or end-markets of the global economy. We expect continued stock price volatility, but believe the U.S. economic recovery is on stable footing and we will continue to slowly emerge from the current economic slowdown.

Maintaining a consistent strategy

Our investment strategy has remained consistent over time and continues to focus on identifying structurally advantaged companies that we believe can generate superior levels of profitability and growth over the long term. In our view, this approach has stood the test of time and should serve the Fund’s investors in the future.

Looking at individual stock and sector returns, technology and consumer discretionary were the key sectors of emphasis during the period in the Fund. We found technology appealing because of its relatively attractive valuations, strong global presence and exposure to several powerful secular unit-driven growth trends. We also were attracted to certain consumer discretionary companies — such as Starwood Hotels & Resorts Worldwide, Inc., and Wynn Resorts, Limited. We continue to believe these companies are well positioned to leverage their global brand strength in faster growing international markets and control iconic brands, which are leveraged and distributed with the help of strong balance sheets. Exposure in the consumer discretionary sector is driven primarily by our confidence in the high-end consumer, where employment remains strong and commodity price impact has a minimal effect on consumption. The Fund remains underweight in consumer staples and health care, as it was last year, because of the generally uninspiring growth prospects and regulatory headwinds for health care, which we believe will result in ongoing profit pressures resulting from low unit growth rates in their markets.

Outlook for steady growth

We expect steady, but not robust, economic growth as several important headwinds remain, including the European sovereign

90	ANNUAL REPORT	2011

debt default risks, commodity cost pressures, emerging market inflation concerns and unemployment concerns. While there are reasons to be more cautious on the economy, given the macro-economic issues that exist, we think the equity markets discount an excessively negative outlook and GDP growth will be sufficient to allow for select growth companies to do well. In a mature, slower growth environment, we believe companies that have strong brands, big market opportunities, the balance sheets to weather a tough environment and the ability to fuel revenue growth will prosper. We believe the economic expansion may be nearing a point where sustainable growth companies will once again get rewarded for their strength.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Vanguard Fund.

2011	ANNUAL REPORT	91

PORTFOLIO HIGHLIGHTS

Vanguard Fund	ALL DATA IS AS OF JUNE 30, 2011 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	34.3%
Consumer Discretionary	25.1%
Industrials	11.0%
Energy	10.4%
Consumer Staples	6.1%
Health Care	5.9%
Materials	3.9%
Financials	3.0%
Cash and Cash Equivalents	0.3%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	420/776	55
3 Year	476/690	69
5 Year	364/600	61
10 Year	42/379	12

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Allergan, Inc.	Health Care
Oracle Corporation	Information Technology
Wynn Resorts, Limited	Consumer Discretionary
Schlumberger Limited	Energy
QUALCOMM Incorporated	Information Technology
Precision Castparts Corp.	Industrials
CBS Corporation, Class B	Consumer Discretionary
National Oilwell Varco, Inc.	Energy
Cognizant Technology Solutions Corporation, Class A	Information Technology

See your advisor or www.waddell.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

92	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Vanguard Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-11	24.52%	26.47%	30.55%	32.59%
5-year period ended 6-30-11	2.32%	2.17%	2.41%	3.91%
10-year period ended 6-30-11	2.87%	2.25%	2.34%	3.86%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund’s most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

2011	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS

Vanguard Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 5.2%
Boeing Company (The)	228	$16,841
Precision Castparts Corp.	340	55,899

		72,740

Air Freight & Logistics – 1.6%
Expeditors International of Washington, Inc.	445	22,795

Application Software – 2.4%
Intuit Inc. (A)	439	22,761
salesforce.com, inc. (A)	73	10,831

		33,592

Asset Management & Custody Banks – 3.0%
T. Rowe Price Group, Inc.	704	42,480

Auto Parts & Equipment – 3.1%
BorgWarner Inc. (A)	286	23,130
Gentex Corporation	691	20,898

		44,028

Automotive Retail – 2.5%
AutoZone, Inc. (A)	83	24,561
O’Reilly Automotive, Inc. (A)	168	10,993

		35,554

Broadcasting – 3.9%
CBS Corporation, Class B	1,919	54,672
Discovery Holding Company, Class A (A)	7	279

		54,951

Casinos & Gaming – 5.0%
Wynn Resorts, Limited	478	68,598

Communications Equipment – 4.9%
Juniper Networks, Inc. (A)	333	10,502
QUALCOMM Incorporated	1,036	58,835

		69,337

Computer Hardware – 7.3%
Apple Inc. (A)	309	103,553

Computer Storage & Peripherals – 0.4%
NetApp, Inc. (A)	95	4,998

Construction & Farm Machinery & Heavy Trucks – 2.5%
Caterpillar Inc.	328	34,898

Consumer Electronics – 0.8%
Harman International Industries, Incorporated	261	11,889

Data Processing & Outsourced Services – 1.6%
MasterCard Incorporated, Class A	76	22,872

Electrical Components & Equipment – 0.8%
Emerson Electric Co.	194	10,901

Environmental & Facilities Services – 0.6%
Stericycle, Inc. (A)	100	8,894

Fertilizers & Agricultural Chemicals – 0.4%
Monsanto Company	72	5,201

COMMON STOCKS (Continued)	Shares		Value

Footwear – 0.9%
NIKE, Inc., Class B	139		$12,471

Health Care Equipment – 0.5%
Intuitive Surgical, Inc. (A)	2		744
Stryker Corporation	116		6,832

			7,576

Hotels, Resorts & Cruise Lines – 2.0%
Starwood Hotels & Resorts Worldwide, Inc.	506		28,373

Industrial Gases – 3.5%
Praxair, Inc.	452		48,992

Industrial Machinery – 0.3%
Danaher Corporation	80		4,239

Internet Retail – 1.2%
Amazon.com, Inc. (A)	83		16,993

Internet Software & Services – 2.6%
Google Inc., Class A (A)	72		36,409

IT Consulting & Other Services – 3.6%
Cognizant Technology Solutions Corporation, Class A (A)	694		50,883

Life Sciences Tools & Services – 0.0%
Thermo Fisher Scientific Inc. (A)	5		316

Movies & Entertainment – 0.3%
Walt Disney Company (The)	103		4,006

Oil & Gas Equipment & Services – 10.4%
Halliburton Company	656		33,431
National Oilwell Varco, Inc.	685		53,589
Schlumberger Limited	687		59,398

			146,418

Other Diversified Financial Services – 0.0%
JPMorgan Chase & Co.	—	*	—	*

Packaged Foods & Meats – 1.3%
Mead Johnson Nutrition Company	277		18,691

Personal Products – 2.8%
Estee Lauder Companies Inc. (The), Class A	371		38,984

Pharmaceuticals – 5.4%
Allergan, Inc.	904		75,232

Restaurants – 4.3%
McDonald’s Corporation	163		13,727
Starbucks Corporation	1,192		47,064

			60,791

Semiconductor Equipment – 0.5%
Lam Research Corporation (A)	144		6,390

Semiconductors – 3.9%
ARM Holdings plc, ADR	250		7,110
Broadcom Corporation, Class A	103		3,462
Microchip Technology Incorporated	1,177		44,612

			55,184

94	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Vanguard Fund (in thousands)	JUNE 30, 2011

COMMON STOCKS (Continued)	Shares	Value

Soft Drinks – 2.0%
Coca-Cola Company (The)	414	$27,831
PepsiCo, Inc.	2	148

		27,979

Specialty Chemicals – 0.0%
Ecolab Inc.	6	350

Specialty Stores – 1.1%
Tiffany & Co.	198	15,563

Systems Software – 7.1%
Oracle Corporation	2,092	68,850
VMware, Inc., Class A (A)	323	32,414

		101,264

TOTAL COMMON STOCKS – 99.7%		$1,404,385
(Cost: $1,046,761)

SHORT-TERM SECURITIES	Principal

Commercial Paper – 1.1%
Caterpillar Financial Services Corporation, 0.000%, 7–1–11 (B)	$2,000	2,000
Kellogg Co., 0.200%, 7–6–11 (B)	5,000	5,000
Novartis Finance Corp., 0.000%, 7–1–11 (B)	8,000	8,000

		15,000

SHORT-TERM SECURITIES (Continued)	Principal	Value

Commercial Paper (backed by irrevocable letter of credit) – 0.1%
Avon Capital Corp. (Avon Products, Inc.), 0.260%, 7–14–11 (B)	$2,000	$2,000

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.081%, 7–1–11 (C)	2,116	2,116

TOTAL SHORT–TERM SECURITIES – 1.4%		$19,116
(Cost: $19,116)

TOTAL INVESTMENT SECURITIES – 101.1%		$1,423,501
(Cost: $1,065,877)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.1%)		(15,416)

NET ASSETS – 100.0%		$1,408,085

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at June 30, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,404,385	$—	$—
Short-Term Securities	—	19,116	—
Total	$1,404,385	$19,116	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	95

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF JUNE 30, 2011

(In thousands, except per share amounts)	Accumulative Fund		Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund
ASSETS
Investments in unaffiliated securities at market value+	$1,225,519		$3,011,660	$674,747	$3,097,510	$778,068	$272,355	$578,393
Investments in affiliated securities at market value+	—		4,609	—	—	—	—	—
Bullion at market value+	—		378,055	—	—	—	—	—
Investments at Market Value	1,225,519		3,394,324	674,747	3,097,510	778,068	272,355	578,393
Cash	—	*	240	1	1	30	5	172
Cash denominated in foreign currencies at market value+	—		2,292	—	—	—	—	—
Restricted cash+	—		9,897	—	—	—	—	8,897
Investment securities sold receivable	53,099		48,530	4,633	—	—	—	7,587
Dividends and interest receivable	1,037		3,722	2,714	3,834	986	147	3,259
Capital shares sold receivable	394		3,100	196	1,646	556	212	295
Unrealized appreciation on forward foreign currency contracts	—		4,317	—	—	—	—	—
Prepaid and other assets	62		64	60	92	46	30	48
Total Assets	1,280,111		3,466,486	682,351	3,103,083	779,686	272,749	598,651

LIABILITIES
Investment securities purchased payable	4,363		33,840	4,863	—	—	—	2,983
Capital shares redeemed payable	2,626		7,730	1,147	6,064	1,505	545	892
Trustees and Chief Compliance Officer fees payable	289		230	164	697	48	12	124
Distribution and service fees payable	8		27	5	22	6	2	4
Shareholder servicing payable	262		657	131	579	205	104	162
Investment management fee payable	23		59	13	53	15	6	13
Accounting services fee payable	22		21	14	21	17	8	13
Unrealized depreciation on forward foreign currency contracts	—		10,728	—	—	—	—	—
Unrealized depreciation on swap agreements	—		—	—	—	—	—	490
Written options at market value+	256		—	—	—	—	—	—
Other liabilities	28		189	16	48	19	10	49
Total Liabilities	7,877		53,481	6,353	7,484	1,815	687	4,730
Total Net Assets	$1,272,234		$3,413,005	$675,998	$3,095,599	$777,871	$272,062	$593,921

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,263,594		$2,906,893	$552,019	$2,217,735	$666,324	$221,325	$572,427
Undistributed net investment income	53		12,834	1,045	3,237	569	192	4,594
Accumulated net realized gain (loss)	(227,958)		(505,122)	(41,622)	126,164	(90,549)	(37,036)	(89,236)
Net unrealized appreciation	236,545		998,400	164,556	748,463	201,527	87,581	106,136
Total Net Assets	$1,272,234		$3,413,005	$675,998	$3,095,599	$777,871	$272,062	$593,921

CAPITAL SHARES OUTSTANDING:
Class A	157,642		316,865	75,219	465,282	48,516	17,942	51,176
Class B	2,027		9,313	990	3,916	910	372	395
Class C	987		9,222	769	2,706	861	427	275
Class Y	593		7,053	736	5,358	115	207	6,051

NET ASSET VALUE PER SHARE:
Class A	$7.90		$9.98	$8.70	$6.49	$15.44	$14.38	$10.26
Class B	$7.22		$9.71	$8.68	$5.92	$15.25	$13.59	$9.51
Class C	$7.29		$9.74	$8.69	$5.98	$15.29	$13.81	$9.82
Class Y	$7.92		$10.03	$8.70	$6.51	$15.45	$14.71	$10.29

+COST
Investments in unaffiliated securities at cost	$989,196		$2,131,100	$510,191	$2,349,127	$576,542	$184,774	$472,286
Investments in affiliated securities at cost	—		7,268	—	—	—	—	—
Bullion at cost	—		251,265	—	—	—	—	—
Cash denominated in foreign currencies at cost	—		2,275	—	—	—	—	—
Restricted cash at cost	—		9,889	—	—	—	—	8,727
Written options premiums received at cost	477		—	—	—	—	—	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

96	ANNUAL REPORT	2011

STATEMENTS OF ASSETS AND LIABILITIES

Waddell & Reed Advisors Funds	AS OF JUNE 30, 2011

(In thousands, except per share amounts)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
ASSETS
Investments in unaffiliated securities at market value+	$1,545,420	$1,842,449	$796,049	$200,008	$492,980	$1,423,501
Investments in affiliated securities at market value+	—	580,668	—	—	—	—
Investments at Market Value	1,545,420	2,423,117	796,049	200,008	492,980	1,423,501
Cash	1	1	1	1	62	1
Investment securities sold receivable	10,395	44,968	4,741	—	4,723	5,804
Dividends and interest receivable	704	186	120	114	825	722
Capital shares sold receivable	1,122	1,334	861	172	839	1,224
Unrealized appreciation on swap agreements	—	—	595	—	—	—
Prepaid and other assets	47	56	27	28	34	60
Total Assets	1,557,689	2,469,662	802,394	200,323	499,463	1,431,312

LIABILITIES
Investment securities purchased payable	2,053	19,468	4,137	—	1,413	19,547
Capital shares redeemed payable	3,030	4,227	1,992	238	861	3,013
Trustees and Chief Compliance Officer fees payable	184	354	112	12	63	253
Distribution and service fees payable	11	17	6	1	4	9
Shareholder servicing payable	397	554	261	27	158	332
Investment management fee payable	35	55	18	4	9	26
Accounting services fee payable	22	22	17	6	11	22
Unrealized depreciation on swap agreements	—	—	10	—	—	—
Written options at market value+	316	—	—	—	686	—
Other liabilities	26	56	298	8	15	25
Total Liabilities	6,074	24,753	6,851	296	3,220	23,227
Total Net Assets	$1,551,615	$2,444,909	$795,543	$200,027	$496,243	$1,408,085

NET ASSETS
Capital paid in (shares authorized – unlimited)	$933,526	$1,811,731	$506,485	$156,289	$434,834	$1,075,699
Undistributed (distributions in excess of) net investment income	(182)	(729)	(111)	(12)	5,194	(245)
Accumulated net realized gain (loss)	207,648	144,733	54,202	(2,881)	(20,909)	(24,993)
Net unrealized appreciation	410,623	489,174	234,967	46,631	77,124	357,624
Total Net Assets	$1,551,615	$2,444,909	$795,543	$200,027	$496,243	$1,408,085

CAPITAL SHARES OUTSTANDING:
Class A	118,850	209,418	42,672	14,887	37,726	150,400
Class B	1,992	3,588	1,362	125	895	1,895
Class C	1,266	1,655	863	295	716	1,013
Class Y	4,568	6,781	1,533	N/A	258	11,056

NET ASSET VALUE PER SHARE:
Class A	$12.27	$11.06	$17.19	$13.10	$12.55	$8.57
Class B	$10.37	$9.03	$15.08	$11.90	$12.01	$7.28
Class C	$10.55	$9.10	$15.49	$11.87	$12.13	$7.35
Class Y	$13.01	$11.92	$18.28	N/A	$12.64	$8.88

+COST
Investments in unaffiliated securities at cost	$1,135,127	$1,521,301	$561,668	$153,378	$415,952	$1,065,877
Investments in affiliated securities at cost	—	412,463	—	—	—	—
Written options premiums received at cost	647	—	—	—	782	—

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	97

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED JUNE 30, 2011

(In thousands)	Accumulative Fund		Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$14,809		$64,509	$8,878	$41,985	$15,981	$2,319	$17,966
Foreign dividend withholding tax	(38)		(3,928)	(39)	(408)	(12)	(46)	(1,178)
Interest and amortization from unaffiliated securities	195		2,040	7,124	279	41	7	56
Total Investment Income	14,966		62,621	15,963	41,856	16,010	2,280	16,844
EXPENSES
Investment management fee	8,530		21,012	4,502	18,570	5,074	2,073	4,854
Distribution and service fees:
Class A	3,016		7,564	1,556	6,956	1,735	576	1,263
Class B	173		991	93	248	144	53	45
Class C	74		900	60	144	131	57	28
Shareholder servicing:
Class A	2,582		5,991	1,317	5,752	1,916	975	1,585
Class B	108		353	48	158	86	40	40
Class C	36		234	23	64	58	27	17
Class Y	6		92	9	39	5	4	88
Registration fees	69		149	68	104	88	66	64
Custodian fees	51		791	26	99	26	18	158
Trustees and Chief Compliance Officer fees	132		236	70	319	51	17	60
Accounting services fee	260		260	168	259	189	91	157
Professional fees	51		133	42	99	40	20	40
Other	87		231	57	174	130	40	80
Total Expenses	15,175		38,937	8,039	32,985	9,673	4,057	8,479
Less:
Expenses in excess of limit	(617)		(100)	(129)	(628)	—	—	(171)
Total Net Expenses	14,558		38,837	7,910	32,357	9,673	4,057	8,308
Net Investment Income (Loss)	408		23,784	8,053	9,499	6,337	(1,777)	8,536

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	106,187		327,349	23,156	259,994	14,525	(3,060)	57,612
Futures contracts	—		(159,943)	—	—	—	—	—
Written options	1,775		12,224	—	—	—	—	—
Swap agreements	—		7,444	—	—	—	—	10,130
Forward foreign currency contracts	—		(49,277)	—	—	—	—	(5,911)
Foreign currency exchange transactions	—	*	(1,649)	—	69	—	—	(144)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	234,907		645,064	121,359	617,622	183,656	92,480	103,308
Investments in affiliated securities	—		(583)	—	—	—	—	—
Futures contracts	—		(54,333)	—	—	—	—	—
Written options	221		203	—	—	—	—	—
Swap agreements	—		—	—	—	—	—	368
Forward foreign currency contracts	—		(2,245)	—	—	—	—	(1,032)
Foreign currency exchange transactions	—	*	922	—	64	—	—	561
Net Realized and Unrealized Gain	343,090		725,176	144,515	877,749	198,181	89,420	164,892
Net Increase in Net Assets Resulting from Operations	$343,498		$748,960	$152,568	$887,248	$204,518	$87,643	$173,428

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

98	ANNUAL REPORT	2011

STATEMENTS OF OPERATIONS

Waddell & Reed Advisors Funds	FOR THE YEAR ENDED JUNE 30, 2011

(In thousands)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$14,852	$10,659	$3,331	$2,118	$6,566	$14,684
Dividends from affiliated securities	—	599	—	—	—	—
Foreign dividend withholding tax	—	(599)	(41)	(6)	(15)	(1)
Interest and amortization from unaffiliated securities	48	247	31	14	34	42
Interest and amortization from affiliated securities	—	685	—	—	—	—
Total Investment Income	14,900	11,591	3,321	2,126	6,585	14,725
EXPENSES
Investment management fee	11,588	19,638	6,072	1,137	3,033	8,889
Distribution and service fees:
Class A	3,250	5,572	1,602	425	1,012	2,980
Class B	211	355	219	17	124	154
Class C	117	147	126	36	90	76
Shareholder servicing:
Class A	3,705	5,128	2,380	247	1,397	3,126
Class B	128	210	148	5	87	108
Class C	56	69	55	10	46	45
Class Y	60	115	59	N/A	11	114
Registration fees	97	104	76	65	75	88
Custodian fees	52	305	40	9	23	43
Trustees and Chief Compliance Officer fees	117	209	64	12	37	127
Accounting services fee	260	260	189	68	132	260
Professional fees	53	86	43	14	33	53
Other	90	180	65	15	54	85
Total Expenses	19,784	32,378	11,138	2,060	6,154	16,148
Less:
Expenses in excess of limit	(200)	(200)	(143)	(24)	(44)	(300)
Total Net Expenses	19,584	32,178	10,995	2,036	6,110	15,848
Net Investment Income (Loss)	(4,684)	(20,587)	(7,674)	90	475	(1,123)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	253,337	141,810	122,594	14,766	38,426	126,782
Investments in affiliated securities	—	23,517	9,636	—	—	—
Futures contracts	—	—	665	—	(2,100)	—
Written options	778	2,937	—	—	315	—
Swap agreements	—	—	330	—	—	—
Foreign currency exchange transactions	—	(391)	— *	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	228,422	217,447	141,918	31,783	60,113	216,459
Investments in affiliated securities	—	254,879	(10,093)	—	—	—
Written options	331	—	—	—	184	—
Swap agreements	—	—	585	—	—	—
Foreign currency exchange transactions	—	(180)	— *	—	—	—
Net Realized and Unrealized Gain	482,868	640,019	265,635	46,549	96,938	343,241
Net Increase in Net Assets Resulting from Operations	$478,184	$619,432	$257,961	$46,639	$97,413	$342,118

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	99

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Accumulative Fund		Asset Strategy Fund		Continental Income Fund
(In thousands)	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$408	$4,395	$23,784	$20,387	$8,053	$6,933
Net realized gain (loss) on investments	107,962	96,564	136,148	(858)	23,156	49,250
Net change in unrealized appreciation	235,128	29,938	589,028	194,461	121,359	8,592
Net Increase in Net Assets Resulting from Operations	343,498	130,897	748,960	213,990	152,568	64,775
Distributions to Shareholders From:
Net investment income:
Class A	(1,993)	(5,496)	(29,147)	(10,468)	(7,673)	(6,404)
Class B	—	—	(204)	—	(22)	(18)
Class C	—	—	(242)	—	(21)	(14)
Class Y	(19)	(23)	(684)	(385)	(90)	(66)
Net realized gains:
Class A	—	—	—	—	(28,209)	—
Class B	—	—	—	—	(437)	—
Class C	—	—	—	—	(267)	—
Class Y	—	—	—	—	(259)	—
Total Distributions to Shareholders	(2,012)	(5,519)	(30,277)	(10,853)	(36,978)	(6,502)
Capital Share Transactions	(131,945)	(228,599)	(266,624)	54,215	(10,734)	(54,415)
Net Increase (Decrease) in Net Assets	209,541	(103,221)	452,059	257,352	104,856	3,858
Net Assets, Beginning of Period	1,062,693	1,165,914	2,960,946	2,703,594	571,142	567,284
Net Assets, End of Period	$1,272,234	$1,062,693	$3,413,005	$2,960,946	$675,998	$571,142
Undistributed net investment income	$53	$1,623	$12,834	$29,532	$1,045	$752

	Core Investment Fund		Dividend Opportunities Fund		Energy Fund
(In thousands)	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$9,499	$4,446	$6,337	$5,779	$(1,777)	$(1,197)
Net realized gain (loss) on investments	260,063	273,914	14,525	(21,963)	(3,060)	(8,737)
Net change in unrealized appreciation	617,686	75,150	183,656	44,518	92,480	23,529
Net Increase in Net Assets Resulting from Operations	887,248	353,510	204,518	28,334	87,643	13,595
Distributions to Shareholders From:
Net investment income:
Class A	(6,150)	(7,520)	(6,920)	(5,855)	—	—
Class B	—	—	(30)	—	—	—
Class C	—	—	(49)	(11)	—	—
Class Y	(108)	(274)	(22)	(164)	—	—
Net realized gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	—	—	—	—	—
Tax return of capital:
Class A	—	(1,269)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	(46)	—	—	—	—
Total Distributions to Shareholders	(6,258)	(9,109)	(7,021)	(6,030)	—	—
Capital Share Transactions	(211,610)	(186,679)	(7,958)	12,458	(4,576)	1,827
Net Increase in Net Assets	669,380	157,722	189,539	34,762	83,067	15,422
Net Assets, Beginning of Period	2,426,219	2,268,497	588,332	553,570	188,995	173,573
Net Assets, End of Period	$3,095,599	$2,426,219	$777,871	$588,332	$272,062	$188,995
Undistributed (distributions in excess of) net investment income	$3,237	$(503)	$569	$1,187	$192	$29

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	International Growth Fund		New Concepts Fund		Science and Technology Fund
(In thousands)	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$8,536	$4,265	$(4,684)	$(3,853)	$(20,587)	$(12,729)
Net realized gain on investments	61,687	46,954	254,115	39,555	167,873	80,690
Net change in unrealized appreciation (depreciation)	103,205	(13,001)	228,753	193,946	472,146	146,931
Net Increase in Net Assets Resulting from Operations	173,428	38,218	478,184	229,648	619,432	214,892
Distributions to Shareholders From:
Net investment income:
Class A	(3,392)	(5,432)	—	—	—	—
Class B	—	(7)	—	—	—	—
Class C	—	(10)	—	—	—	—
Class Y	(635)	(777)	—	—	—	—
Net realized gains:
Class A	—	—	(47,698)	—	(44,472)	(9,111)
Class B	—	—	(668)	—	(888)	(229)
Class C	—	—	(365)	—	(354)	(76)
Class Y	—	—	(1,360)	—	(1,425)	(281)
Total Distributions to Shareholders	(4,027)	(6,226)	(50,091)	—	(47,139)	(9,697)
Capital Share Transactions	(60,175)	(29,497)	42,303	(19,506)	(129,741)	(117,200)
Net Increase in Net Assets	109,226	2,495	470,396	210,142	442,552	87,995
Net Assets, Beginning of Period	484,695	482,200	1,081,219	871,077	2,002,357	1,914,362
Net Assets, End of Period	$593,921	$484,695	$1,551,615	$1,081,219	$2,444,909	$2,002,357
Undistributed (distributions in excess of) net investment income	$4,594	$3,223	$(182)	$(142)	$(729)	$(475)

	Small Cap Fund		Tax-Managed Equity Fund
(In thousands)	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(7,674)	$(7,847)	$90	$41
Net realized gain (loss) on investments	133,225	59,570	14,766	(1,840)
Net change in unrealized appreciation	132,410	106,110	31,783	7,169
Net Increase in Net Assets Resulting from Operations	257,961	157,833	46,639	5,370
Distributions to Shareholders From:
Net investment income:
Class A	—	—	(291)	(44)
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	N/A	N/A
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	N/A	N/A
Tax return of capital:
Class A	—	—	—	(71)
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	N/A	N/A
Total Distributions to Shareholders	—	—	(291)	(115)
Capital Share Transactions	(199,545)	29,651	16,034	16,546
Net Increase in Net Assets	58,416	187,484	62,382	21,801
Net Assets, Beginning of Period	737,127	549,643	137,645	115,844
Net Assets, End of Period	$795,543	$737,127	$200,027	$137,645
Distributions in excess of net investment income	$(111)	$(88)	$(12)	$(9)

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	101

STATEMENTS OF CHANGES IN NET ASSETS

Waddell & Reed Advisors Funds

	Value Fund		Vanguard Fund
(In thousands)	Year ended 6-30-11	Year ended 6-30-10	Year ended 6-30-11	Year ended 6-30-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$475	$1,211	$(1,123)	$750
Net realized gain on investments	36,641	13,074	126,782	7,901
Net change in unrealized appreciation	60,297	41,213	216,459	81,632
Net Increase in Net Assets Resulting from Operations	97,413	55,498	342,118	90,283
Distributions to Shareholders From:
Net investment income:
Class A	—	(2,160)	(600)	(2,946)
Class B	—	(7)	—	—
Class C	—	(6)	—	—
Class Y	—	(318)	(132)	(365)
Net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	—	—
Tax return of capital:
Class A	—	(274)	—	(938)
Class B	—	(1)	—	—
Class C	—	(1)	—	—
Class Y	—	(41)	—	(116)
Total Distributions to Shareholders	—	(2,808)	(732)	(4,365)
Capital Share Transactions	27,157	24,961	(18,878)	(73,988)
Net Increase in Net Assets	124,570	77,651	322,508	11,930
Net Assets, Beginning of Period	371,673	294,022	1,085,577	1,073,647
Net Assets, End of Period	$496,243	$371,673	$1,408,085	$1,085,577
Undistributed (distributions in excess of) net investment income	$5,194	$2,277	$(245)	$(195)

See Accompanying Notes to Financial Statements.

102	ANNUAL REPORT	2011

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2011	ANNUAL REPORT	103

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$5.93	$0.00	(3)	$1.98	$1.98	$(0.01)	$—	$(0.01)
Year ended 6-30-2010	5.43	0.03	(3)	0.50	0.53	(0.03)	—	(0.03)
Year ended 6-30-2009	7.96	0.04	(3)	(2.54)	(2.50)	(0.03)	—	(0.03)
Year ended 6-30-2008	8.42	0.02		(0.46)	(0.44)	(0.02)	—	(0.02)
Year ended 6-30-2007	6.83	0.03		1.59	1.62	(0.03)	—	(0.03)
Class B Shares
Year ended 6-30-2011	5.47	(0.08	)(3)	1.83	1.75	—	—	—
Year ended 6-30-2010	5.05	(0.05	)(3)	0.47	0.42	—	—	—
Year ended 6-30-2009	7.46	(0.03	)(3)	(2.38)	(2.41)	—	—	—
Year ended 6-30-2008	7.95	(0.14)		(0.35)	(0.49)	—	—	—
Year ended 6-30-2007	6.49	(0.10)		1.56	1.46	—	—	—
Class C Shares
Year ended 6-30-2011	5.52	(0.07	)(3)	1.84	1.77	—	—	—
Year ended 6-30-2010	5.09	(0.04	)(3)	0.47	0.43	—	—	—
Year ended 6-30-2009	7.50	(0.03	)(3)	(2.38)	(2.41)	—	—	—
Year ended 6-30-2008	7.99	(0.13)		(0.36)	(0.49)	—	—	—
Year ended 6-30-2007	6.52	(0.09)		1.56	1.47	—	—	—
Class Y Shares
Year ended 6-30-2011	5.94	0.03	(3)	1.98	2.01	(0.03)	—	(0.03)
Year ended 6-30-2010	5.44	0.04	(3)	0.50	0.54	(0.04)	—	(0.04)
Year ended 6-30-2009	7.99	0.05	(3)	(2.55)	(2.50)	(0.05)	—	(0.05)
Year ended 6-30-2008	8.43	0.04		(0.45)	(0.41)	(0.03)	—	(0.03)
Year ended 6-30-2007	6.85	0.05		1.59	1.64	(0.06)	—	(0.06)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

104	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$7.90	33.44%	$1,246	1.16%	0.05%	1.21%	0.00%	42%
Year ended 6-30-2010	5.93	9.66	1,035	1.18	0.36	1.23	0.31	51
Year ended 6-30-2009	5.43	-31.42	1,132	1.21	0.60	1.25	0.56	64
Year ended 6-30-2008	7.96	-5.22	1,786	1.08	0.29	1.11	0.26	62
Year ended 6-30-2007	8.42	23.70	1,995	1.11	0.39	1.13	0.37	67
Class B Shares
Year ended 6-30-2011	7.22	31.99	15	2.34	-1.14	2.37	-1.17	42
Year ended 6-30-2010	5.47	8.32	18	2.36	-0.81	2.39	-0.84	51
Year ended 6-30-2009	5.05	-32.22	23	2.39	-0.58	2.42	-0.61	64
Year ended 6-30-2008	7.46	-6.29	46	2.11	-0.73	2.14	-0.76	62
Year ended 6-30-2007	7.95	22.50	60	2.16	-0.65	2.18	-0.67	67
Class C Shares
Year ended 6-30-2011	7.29	32.07	7	2.20	-0.99	2.23	-1.02	42
Year ended 6-30-2010	5.52	8.45	7	2.23	-0.68	2.26	-0.71	51
Year ended 6-30-2009	5.09	-32.13	8	2.28	-0.46	2.31	-0.49	64
Year ended 6-30-2008	7.50	-6.13	14	2.06	-0.68	2.09	-0.71	62
Year ended 6-30-2007	7.99	22.55	18	2.11	-0.60	2.13	-0.62	67
Class Y Shares
Year ended 6-30-2011	7.92	33.91	5	0.86	0.35	0.89	0.32	42
Year ended 6-30-2010	5.94	9.87	3	0.87	0.67	0.90	0.64	51
Year ended 6-30-2009	5.44	-31.17	3	0.97	0.85	1.00	0.82	64
Year ended 6-30-2008	7.99	-4.99	5	0.85	0.53	0.88	0.50	62
Year ended 6-30-2007	8.43	23.93	5	0.86	0.65	0.88	0.63	67

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	105

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$7.98	$0.07	(3)	$2.02	$2.09	$(0.09)	$—	$(0.09)
Year ended 6-30-2010	7.40	0.06	(3)	0.55	0.61	(0.03)	—	(0.03)
Year ended 6-30-2009	12.72	0.12	(3)	(3.05)	(2.93)	(0.05)	(2.34)	(2.39)
Year ended 6-30-2008	10.59	0.05		2.87	2.92	(0.10)	(0.69)	(0.79)
Year ended 6-30-2007	10.49	0.12		1.45	1.57	(0.03)	(1.44)	(1.47)
Class B Shares
Year ended 6-30-2011	7.77	(0.01	)(3)	1.97	1.96	(0.02)	—	(0.02)
Year ended 6-30-2010	7.25	(0.02	)(3)	0.54	0.52	—	—	—
Year ended 6-30-2009	12.55	0.04	(3)	(3.01)	(2.97)	—	(2.33)	(2.33)
Year ended 6-30-2008	10.43	(0.04)		2.84	2.80	—	(0.68)	(0.68)
Year ended 6-30-2007	10.41	0.05		1.41	1.46	—	(1.44)	(1.44)
Class C Shares
Year ended 6-30-2011	7.79	0.00	(3)	1.97	1.97	(0.02)	—	(0.02)
Year ended 6-30-2010	7.27	(0.01	)(3)	0.53	0.52	—	—	—
Year ended 6-30-2009	12.56	0.04	(3)	(2.99)	(2.95)	—	(2.34)	(2.34)
Year ended 6-30-2008	10.44	(0.04)		2.85	2.81	—	(0.69)	(0.69)
Year ended 6-30-2007	10.41	0.05		1.42	1.47	—	(1.44)	(1.44)
Class Y Shares
Year ended 6-30-2011	8.00	0.10	(3)	2.03	2.13	(0.10)	—	(0.10)
Year ended 6-30-2010	7.44	0.09	(3)	0.54	0.63	(0.07)	—	(0.07)
Year ended 6-30-2009	12.75	0.15	(3)	(3.06)	(2.91)	(0.06)	(2.34)	(2.40)
Year ended 6-30-2008	10.61	0.09		2.88	2.97	(0.14)	(0.69)	(0.83)
Year ended 6-30-2007	10.51	0.12		1.47	1.59	(0.05)	(1.44)	(1.49)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

106	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$9.98	26.27%	$3,162	1.14%	0.77%	1.14%	0.77%	72%
Year ended 6-30-2010	7.98	8.23	2,724	1.17	0.71	1.17	0.71	108
Year ended 6-30-2009	7.40	-21.19	2,461	1.20	1.34	1.20	1.34	304
Year ended 6-30-2008	12.72	27.85	3,178	1.15	0.53	1.15	0.53	110
Year ended 6-30-2007	10.59	16.77	2,048	1.20	1.39	1.20	1.39	118
Class B Shares
Year ended 6-30-2011	9.71	25.22	90	2.05	-0.13	2.05	-0.13	72
Year ended 6-30-2010	7.77	7.17	102	2.06	-0.20	2.06	-0.20	108
Year ended 6-30-2009	7.25	-21.94	114	2.08	0.43	2.08	0.43	304
Year ended 6-30-2008	12.55	26.94	183	1.99	-0.33	1.99	-0.33	110
Year ended 6-30-2007	10.43	15.73	147	2.07	0.51	2.07	0.51	118
Class C Shares
Year ended 6-30-2011	9.74	25.36	90	1.95	-0.04	1.95	-0.04	72
Year ended 6-30-2010	7.79	7.15	87	1.98	-0.10	1.98	-0.10	108
Year ended 6-30-2009	7.27	-21.79	85	2.01	0.51	2.01	0.51	304
Year ended 6-30-2008	12.56	26.95	124	1.95	-0.28	1.95	-0.28	110
Year ended 6-30-2007	10.44	15.82	87	2.02	0.56	2.02	0.56	118
Class Y Shares
Year ended 6-30-2011	10.03	26.77	71	0.84	1.08	0.84	1.08	72
Year ended 6-30-2010	8.00	8.40	49	0.87	1.01	0.87	1.01	108
Year ended 6-30-2009	7.44	-20.92	44	0.88	1.71	0.88	1.71	304
Year ended 6-30-2008	12.75	28.31	25	0.89	0.81	0.89	0.81	110
Year ended 6-30-2007	10.61	17.01	15	0.91	1.75	0.91	1.75	118

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	107

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CONTINENTAL INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$7.23	$0.10	(3)	$1.86	$1.96	$(0.10)	$(0.39)	$(0.49)
Year ended 6-30-2010	6.57	0.09	(3)	0.65	0.74	(0.08)	—	(0.08)
Year ended 6-30-2009	7.97	0.11	(3)	(1.30)	(1.19)	(0.12)	(0.09)	(0.21)
Year ended 6-30-2008	8.34	0.11		0.02	0.13	(0.12)	(0.38)	(0.50)
Year ended 6-30-2007	7.69	0.11		0.86	0.97	(0.10)	(0.22)	(0.32)
Class B Shares
Year ended 6-30-2011	7.22	0.02	(3)	1.85	1.87	(0.02)	(0.39)	(0.41)
Year ended 6-30-2010	6.57	0.00	(3)	0.66	0.66	(0.01)	—	(0.01)
Year ended 6-30-2009	7.96	0.05	(3)	(1.29)	(1.24)	(0.06)	(0.09)	(0.15)
Year ended 6-30-2008	8.34	0.03		0.01	0.04	(0.04)	(0.38)	(0.42)
Year ended 6-30-2007	7.69	0.03		0.86	0.89	(0.02)	(0.22)	(0.24)
Class C Shares
Year ended 6-30-2011	7.23	0.03	(3)	1.85	1.88	(0.03)	(0.39)	(0.42)
Year ended 6-30-2010	6.57	0.02	(3)	0.66	0.68	(0.02)	—	(0.02)
Year ended 6-30-2009	7.96	0.05	(3)	(1.29)	(1.24)	(0.06)	(0.09)	(0.15)
Year ended 6-30-2008	8.34	0.03		0.01	0.04	(0.04)	(0.38)	(0.42)
Year ended 6-30-2007	7.69	0.03		0.87	0.90	(0.03)	(0.22)	(0.25)
Class Y Shares
Year ended 6-30-2011	7.23	0.13	(3)	1.86	1.99	(0.13)	(0.39)	(0.52)
Year ended 6-30-2010	6.57	0.11	(3)	0.65	0.76	(0.10)	—	(0.10)
Year ended 6-30-2009	7.97	0.14	(3)	(1.30)	(1.16)	(0.15)	(0.09)	(0.24)
Year ended 6-30-2008	8.34	0.13	(3)	0.02	0.15	(0.14)	(0.38)	(0.52)
Year ended 6-30-2007	7.69	0.14		0.86	1.00	(0.13)	(0.22)	(0.35)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

108	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$8.70	27.65%	$654	1.21%	1.27%	1.23%	1.25%	32%
Year ended 6-30-2010	7.23	11.25	552	1.25	1.16	1.27	1.14	68
Year ended 6-30-2009	6.57	-14.84	547	1.28	1.63	1.28	1.63	31
Year ended 6-30-2008	7.97	1.19	434	1.21	1.33	—	—	11
Year ended 6-30-2007	8.34	12.85	469	1.23	1.32	—	—	16
Class B Shares
Year ended 6-30-2011	8.68	26.25	9	2.27	0.21	2.29	0.19	32
Year ended 6-30-2010	7.22	10.07	9	2.36	0.06	2.38	0.04	68
Year ended 6-30-2009	6.57	-15.61	11	2.29	0.61	2.29	0.61	31
Year ended 6-30-2008	7.96	0.12	13	2.15	0.38	—	—	11
Year ended 6-30-2007	8.34	11.75	15	2.19	0.35	—	—	16
Class C Shares
Year ended 6-30-2011	8.69	26.37	7	2.14	0.35	2.16	0.33	32
Year ended 6-30-2010	7.23	10.31	5	2.20	0.21	2.22	0.19	68
Year ended 6-30-2009	6.57	-15.55	6	2.23	0.68	2.23	0.68	31
Year ended 6-30-2008	7.96	0.14	5	2.13	0.41	—	—	11
Year ended 6-30-2007	8.34	11.78	6	2.17	0.37	—	—	16
Class Y Shares
Year ended 6-30-2011	8.70	28.05	6	0.90	1.59	0.92	1.57	32
Year ended 6-30-2010	7.23	11.59	5	0.92	1.49	0.94	1.47	68
Year ended 6-30-2009	6.57	-14.55	4	0.95	1.98	0.95	1.98	31
Year ended 6-30-2008	7.97	1.45	1	0.94	1.60	—	—	11
Year ended 6-30-2007	8.34	13.17	1	0.95	1.61	—	—	16

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	109

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE INVESTMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital		Total Distributions
Class A Shares
Year ended 6-30-2011	$4.70	$0.02	(3)	$1.78	$1.80	$(0.01)	$—	$—		$(0.01)
Year ended 6-30-2010	4.10	0.01	(3)	0.61	0.62	(0.02)	—	—	*	(0.02)
Year ended 6-30-2009	5.75	0.04	(3)	(1.64)	(1.60)	(0.03)	(0.02)	—		(0.05)
Year ended 6-30-2008	6.64	0.02		(0.13)	(0.11)	(0.04)	(0.74)	—		(0.78)
Year ended 6-30-2007	6.69	0.05		0.94	0.99	(0.05)	(0.99)	—		(1.04)
Class B Shares
Year ended 6-30-2011	4.33	(0.04	)(3)	1.63	1.59	—	—	—		—
Year ended 6-30-2010	3.80	(0.05	)(3)	0.58	0.53	—	—	—		—
Year ended 6-30-2009	5.34	(0.01	)(3)	(1.53)	(1.54)	—	— *	—		— *
Year ended 6-30-2008	6.20	(0.04	)(3)	(0.12)	(0.16)	—	(0.70)	—		(0.70)
Year ended 6-30-2007	6.33	(0.02	)(3)	0.89	0.87	(0.01)	(0.99)	—		(1.00)
Class C Shares
Year ended 6-30-2011	4.37	(0.03	)(3)	1.64	1.61	—	—	—		—
Year ended 6-30-2010	3.83	(0.04	)(3)	0.58	0.54	—	—	—		—
Year ended 6-30-2009	5.36	(0.01	)(3)	(1.52)	(1.53)	—	— *	—		— *
Year ended 6-30-2008	6.23	(0.04	)(3)	(0.12)	(0.16)	—	(0.71)	—		(0.71)
Year ended 6-30-2007	6.35	(0.01	)(3)	0.89	0.88	(0.01)	(0.99)	—		(1.00)
Class Y Shares
Year ended 6-30-2011	4.71	0.04	(3)	1.79	1.83	(0.03)	—	—		(0.03)
Year ended 6-30-2010	4.10	0.03	(3)	0.61	0.64	(0.03)	—	—	*	(0.03)
Year ended 6-30-2009	5.75	0.06	(3)	(1.65)	(1.59)	(0.05)	(0.01)	—		(0.06)
Year ended 6-30-2008	6.64	0.05		(0.14)	(0.09)	(0.06)	(0.74)	—		(0.80)
Year ended 6-30-2007	6.69	0.06		0.95	1.01	(0.07)	(0.99)	—		(1.06)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

110	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$6.49	38.39%	$3,021	1.12%	0.35%	1.14%	0.33%	79%
Year ended 6-30-2010	4.70	15.04	2,343	1.16	0.18	1.18	0.16	102
Year ended 6-30-2009	4.10	-27.78	2,197	1.19	0.89	1.21	0.87	129
Year ended 6-30-2008	5.75	-2.61	3,544	1.07	0.34	1.08	0.33	73
Year ended 6-30-2007	6.64	16.01	4,134	1.07	0.78	1.08	0.77	118
Class B Shares
Year ended 6-30-2011	5.92	36.72	23	2.31	-0.85	2.33	-0.87	79
Year ended 6-30-2010	4.33	13.95	24	2.37	-1.03	2.39	-1.05	102
Year ended 6-30-2009	3.80	-28.78	28	2.41	-0.35	2.43	-0.37	129
Year ended 6-30-2008	5.34	-3.58	59	2.12	-0.69	2.13	-0.70	73
Year ended 6-30-2007	6.20	14.80	81	2.13	-0.29	2.14	-0.30	118
Class C Shares
Year ended 6-30-2011	5.98	36.84	16	2.12	-0.64	2.14	-0.66	79
Year ended 6-30-2010	4.37	14.10	12	2.18	-0.85	2.20	-0.87	102
Year ended 6-30-2009	3.83	-28.49	11	2.26	-0.18	2.28	-0.20	129
Year ended 6-30-2008	5.36	-3.66	19	2.06	-0.64	2.07	-0.65	73
Year ended 6-30-2007	6.23	14.94	23	2.08	-0.23	2.09	-0.24	118
Class Y Shares
Year ended 6-30-2011	6.51	38.91	35	0.82	0.62	0.84	0.60	79
Year ended 6-30-2010	4.71	15.48	47	0.83	0.54	0.85	0.52	102
Year ended 6-30-2009	4.10	-27.53	32	0.83	1.27	0.85	1.25	129
Year ended 6-30-2008	5.75	-2.35	42	0.80	0.62	0.81	0.61	73
Year ended 6-30-2007	6.64	16.32	55	0.79	1.06	0.80	1.05	118

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	111

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVIDEND OPPORTUNITIES FUND(1)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$11.54	$0.13	(3)	$3.91	$4.04	$(0.14)	$—	$(0.14)
Year ended 6-30-2010	11.07	0.12	(3)	0.47	0.59	(0.12)	—	(0.12)
Year ended 6-30-2009	16.09	0.14	(3)	(5.02)	(4.88)	(0.14)	—	(0.14)
Year ended 6-30-2008	16.79	0.11		(0.46)	(0.35)	(0.11)	(0.24)	(0.35)
Year ended 6-30-2007	14.76	0.18		2.27	2.45	(0.18)	(0.24)	(0.42)
Class B Shares
Year ended 6-30-2011	11.43	(0.02	)(3)	3.87	3.85	(0.03)	—	(0.03)
Year ended 6-30-2010	10.97	(0.01	)(3)	0.47	0.46	—	—	—
Year ended 6-30-2009	15.95	0.01	(3)	(4.97)	(4.96)	(0.02)	—	(0.02)
Year ended 6-30-2008	16.72	(0.04)		(0.46)	(0.50)	(0.03)	(0.24)	(0.27)
Year ended 6-30-2007	14.71	0.04		2.25	2.29	(0.04)	(0.24)	(0.28)
Class C Shares
Year ended 6-30-2011	11.46	0.00	(3)	3.88	3.88	(0.05)	—	(0.05)
Year ended 6-30-2010	10.99	0.01	(3)	0.47	0.48	(0.01)	—	(0.01)
Year ended 6-30-2009	15.97	0.03	(3)	(4.98)	(4.95)	(0.03)	—	(0.03)
Year ended 6-30-2008	16.73	(0.03)		(0.46)	(0.49)	(0.03)	(0.24)	(0.27)
Year ended 6-30-2007	14.71	0.05		2.26	2.31	(0.05)	(0.24)	(0.29)
Class Y Shares
Year ended 6-30-2011	11.54	0.16	(3)	3.95	4.11	(0.20)	—	(0.20)
Year ended 6-30-2010	11.08	0.17	(3)	0.47	0.64	(0.18)	—	(0.18)
Year ended 6-30-2009	16.09	0.19	(3)	(5.02)	(4.83)	(0.18)	—	(0.18)
Year ended 6-30-2008	16.79	0.18		(0.47)	(0.29)	(0.17)	(0.24)	(0.41)
Year ended 6-30-2007	14.76	0.24		2.27	2.51	(0.24)	(0.24)	(0.48)

(1)	Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Based on average weekly shares outstanding.

112	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$15.44	35.15%	$749	1.30%	0.91%	40%
Year ended 6-30-2010	11.54	5.28	553	1.33	0.96	50
Year ended 6-30-2009	11.07	-30.36	512	1.40	1.21	25
Year ended 6-30-2008	16.09	-2.22	667	1.25	0.67	29
Year ended 6-30-2007	16.79	16.87	559	1.25	1.18	28
Class B Shares
Year ended 6-30-2011	15.25	33.69	14	2.38	-0.16	40
Year ended 6-30-2010	11.43	4.19	13	2.40	-0.08	50
Year ended 6-30-2009	10.97	-31.06	17	2.42	0.12	25
Year ended 6-30-2008	15.95	-3.12	30	2.16	-0.21	29
Year ended 6-30-2007	16.72	15.72	31	2.19	0.25	28
Class C Shares
Year ended 6-30-2011	15.29	33.92	13	2.22	-0.01	40
Year ended 6-30-2010	11.46	4.36	11	2.24	0.06	50
Year ended 6-30-2009	10.99	-30.96	14	2.30	0.27	25
Year ended 6-30-2008	15.97	-3.03	22	2.10	-0.15	29
Year ended 6-30-2007	16.73	15.85	24	2.12	0.32	28
Class Y Shares
Year ended 6-30-2011	15.45	35.77	2	0.92	1.19	40
Year ended 6-30-2010	11.54	5.63	11	0.92	1.37	50
Year ended 6-30-2009	11.08	-30.00	10	0.96	1.66	25
Year ended 6-30-2008	16.09	-1.90	13	0.91	1.05	29
Year ended 6-30-2007	16.79	17.25	15	0.92	1.52	28

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	113

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$9.72	$(0.09	)(2)	$4.75	$4.66	$—	$—	$—
Year ended 6-30-2010	8.99	(0.06	)(2)	0.79	0.73	—	—	—
Year ended 6-30-2009	17.73	(0.06	)(2)	(8.46)	(8.52)	—	(0.22)	(0.22)
Year ended 6-30-2008	12.45	(0.07)		5.35	5.28	—	—	—
Year ended 6-30-2007	10.43	(0.04)		2.06	2.02	—	—	—
Class B Shares
Year ended 6-30-2011	9.29	(0.22	)(2)	4.52	4.30	—	—	—
Year ended 6-30-2010	8.68	(0.16	)(2)	0.77	0.61	—	—	—
Year ended 6-30-2009	17.32	(0.17	)(2)	(8.26)	(8.43)	—	(0.21)	(0.21)
Year ended 6-30-2008	12.28	(0.16)		5.20	5.04	—	—	—
Year ended 6-30-2007	10.39	(0.14)		2.03	1.89	—	—	—
Class C Shares
Year ended 6-30-2011	9.41	(0.18	)(2)	4.58	4.40	—	—	—
Year ended 6-30-2010	8.77	(0.14	)(2)	0.78	0.64	—	—	—
Year ended 6-30-2009	17.43	(0.14	)(2)	(8.31)	(8.45)	—	(0.21)	(0.21)
Year ended 6-30-2008	12.34	(0.18)		5.27	5.09	—	—	—
Year ended 6-30-2007	10.41	(0.14)		2.07	1.93	—	—	—
Class Y Shares
Year ended 6-30-2011	9.89	(0.02	)(2)	4.84	4.82	—	—	—
Year ended 6-30-2010	9.09	0.01	(2)	0.79	0.80	—	—	—
Year ended 6-30-2009	17.93	0.01	(2)	(8.57)	(8.56)	—	(0.28)	(0.28)
Year ended 6-30-2008	12.53	(0.04)		5.44	5.40	—	—	—
Year ended 6-30-2007	10.44	0.00		2.09	2.09	—	—	—

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

114	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$14.38	47.94%	$258	1.63%	-0.69%	26%
Year ended 6-30-2010	9.72	8.12	178	1.71	-0.53	25
Year ended 6-30-2009	8.99	-47.91	162	1.82	-0.58	10
Year ended 6-30-2008	17.73	42.41	291	1.54	-0.60	12
Year ended 6-30-2007	12.45	19.37	136	1.74	-0.42	19
Class B Shares
Year ended 6-30-2011	13.59	46.29	5	2.72	-1.78	26
Year ended 6-30-2010	9.29	7.03	5	2.79	-1.61	25
Year ended 6-30-2009	8.68	-48.50	5	2.95	-1.73	10
Year ended 6-30-2008	17.32	41.04	11	2.48	-1.53	12
Year ended 6-30-2007	12.28	18.19	6	2.72	-1.41	19
Class C Shares
Year ended 6-30-2011	13.81	46.76	6	2.43	-1.49	26
Year ended 6-30-2010	9.41	7.30	5	2.51	-1.34	25
Year ended 6-30-2009	8.77	-48.30	5	2.66	-1.44	10
Year ended 6-30-2008	17.43	41.25	10	2.32	-1.38	12
Year ended 6-30-2007	12.34	18.54	6	2.51	-1.19	19
Class Y Shares
Year ended 6-30-2011	14.71	48.74	3	1.10	-0.16	26
Year ended 6-30-2010	9.89	8.80	2	1.12	0.07	25
Year ended 6-30-2009	9.09	-47.53	2	1.15	0.07	10
Year ended 6-30-2008	17.93	43.10	2	1.12	-0.17	12
Year ended 6-30-2007	12.53	20.02	1	1.21	0.07	19

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	115

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$7.54	$0.14	(3)	$2.64	$2.78	$(0.06)	$—	$(0.06)
Year ended 6-30-2010	7.12	0.06	(3)	0.45	0.51	(0.09)	—	(0.09)
Year ended 6-30-2009	10.16	0.08	(3)	(3.04)	(2.96)	(0.08)	—	(0.08)
Year ended 6-30-2008	10.38	0.07		(0.24)	(0.17)	(0.05)	—	(0.05)
Year ended 6-30-2007	8.28	0.05		2.07	2.12	(0.02)	—	(0.02)
Class B Shares
Year ended 6-30-2011	7.03	0.00	(3)	2.48	2.48	—	—	—
Year ended 6-30-2010	6.65	(0.04	)(3)	0.43	0.39	(0.01)	—	(0.01)
Year ended 6-30-2009	9.50	(0.02	)(3)	(2.83)	(2.85)	—	—	—
Year ended 6-30-2008	9.77	(0.20)		(0.07)	(0.27)	—	—	—
Year ended 6-30-2007	7.86	(0.16)		2.07	1.91	—	—	—
Class C Shares
Year ended 6-30-2011	7.24	0.03	(3)	2.55	2.58	—	—	—
Year ended 6-30-2010	6.85	(0.03	)(3)	0.44	0.41	(0.02)	—	(0.02)
Year ended 6-30-2009	9.75	0.00	(3)	(2.90)	(2.90)	—	—	—
Year ended 6-30-2008	10.01	(0.09)		(0.17)	(0.26)	—	—	—
Year ended 6-30-2007	8.04	(0.09)		2.06	1.97	—	—	—
Class Y Shares
Year ended 6-30-2011	7.55	0.18	(3)	2.66	2.84	(0.10)	—	(0.10)
Year ended 6-30-2010	7.13	0.11	(3)	0.44	0.55	(0.13)	—	(0.13)
Year ended 6-30-2009	10.18	0.12	(3)	(3.05)	(2.93)	(0.12)	—	(0.12)
Year ended 6-30-2008	10.40	0.12		(0.25)	(0.13)	(0.09)	—	(0.09)
Year ended 6-30-2007	8.30	0.09		2.07	2.16	(0.06)	—	(0.06)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

116	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$10.26	36.98%	$525	1.48%	1.47%	1.51%	1.44%	58%
Year ended 6-30-2010	7.54	7.04	431	1.52	0.75	1.55	0.72	88
Year ended 6-30-2009	7.12	-29.01	448	1.59	1.13	1.62	1.10	85
Year ended 6-30-2008	10.16	-1.65	710	1.42	0.69	1.45	0.66	71
Year ended 6-30-2007	10.38	25.67	794	1.46	0.53	1.48	0.51	90
Class B Shares
Year ended 6-30-2011	9.51	35.28	4	2.82	0.02	2.85	-0.01	58
Year ended 6-30-2010	7.03	5.81	5	2.72	-0.56	2.75	-0.59	88
Year ended 6-30-2009	6.65	-30.00	8	2.89	-0.31	2.92	-0.34	85
Year ended 6-30-2008	9.50	-2.76	15	2.50	-0.49	2.53	-0.52	71
Year ended 6-30-2007	9.77	24.30	21	2.58	-0.63	2.60	-0.65	90
Class C Shares
Year ended 6-30-2011	9.82	35.64	3	2.53	0.37	2.56	0.34	58
Year ended 6-30-2010	7.24	5.97	3	2.49	-0.31	2.52	-0.34	88
Year ended 6-30-2009	6.85	-29.74	4	2.66	0.00	2.69	-0.03	85
Year ended 6-30-2008	9.75	-2.60	6	2.35	-0.31	2.38	-0.34	71
Year ended 6-30-2007	10.01	24.50	7	2.42	-0.45	2.44	-0.47	90
Class Y Shares
Year ended 6-30-2011	10.29	37.73	62	1.06	1.88	1.09	1.85	58
Year ended 6-30-2010	7.55	7.49	46	1.06	1.30	1.09	1.27	88
Year ended 6-30-2009	7.13	-28.62	23	1.07	1.74	1.10	1.71	85
Year ended 6-30-2008	10.18	-1.31	32	1.06	1.03	1.09	1.00	71
Year ended 6-30-2007	10.40	26.14	42	1.07	0.96	1.09	0.94	90

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	117

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW CONCEPTS FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$8.81	$(0.04	)(3)	$3.91	$3.87	$—	$(0.41)	$(0.41)
Year ended 6-30-2010	6.98	(0.03	)(3)	1.86	1.83	—	—	—
Year ended 6-30-2009	10.31	(0.02	)(3)	(1.99)	(2.01)	—	(1.32)	(1.32)
Year ended 6-30-2008	12.27	(0.07)		(1.05)	(1.12)	—	(0.84)	(0.84)
Year ended 6-30-2007	10.44	(0.04)		1.87	1.83	—	—	—
Class B Shares
Year ended 6-30-2011	7.48	(0.13	)(3)	3.31	3.18	—	(0.29)	(0.29)
Year ended 6-30-2010	5.99	(0.11	)(3)	1.60	1.49	—	—	—
Year ended 6-30-2009	9.21	(0.09	)(3)	(1.82)	(1.91)	—	(1.31)	(1.31)
Year ended 6-30-2008	11.16	(0.17	)(3)	(0.94)	(1.11)	—	(0.84)	(0.84)
Year ended 6-30-2007	9.60	(0.26)		1.82	1.56	—	—	—
Class C Shares
Year ended 6-30-2011	7.61	(0.12	)(3)	3.36	3.24	—	(0.30)	(0.30)
Year ended 6-30-2010	6.08	(0.10	)(3)	1.63	1.53	—	—	—
Year ended 6-30-2009	9.31	(0.08	)(3)	(1.84)	(1.92)	—	(1.31)	(1.31)
Year ended 6-30-2008	11.26	(0.23)		(0.88)	(1.11)	—	(0.84)	(0.84)
Year ended 6-30-2007	9.67	(0.20)		1.79	1.59	—	—	—
Class Y Shares
Year ended 6-30-2011	9.33	0.00	(3)	4.15	4.15	—	(0.47)	(0.47)
Year ended 6-30-2010	7.36	0.01	(3)	1.96	1.97	—	—	—
Year ended 6-30-2009	10.78	0.02	(3)	(2.08)	(2.06)	—	(1.36)	(1.36)
Year ended 6-30-2008	12.74	0.02		(1.14)	(1.12)	—	(0.84)	(0.84)
Year ended 6-30-2007	10.80	(0.01)		1.95	1.94	—	—	—

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

118	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$12.27	44.44%	$1,458	1.41%	-0.32%	1.43%	-0.34%	55%
Year ended 6-30-2010	8.81	26.22	1,040	1.48	-0.33	1.50	-0.35	55
Year ended 6-30-2009	6.98	-16.42	832	1.59	-0.23	1.61	-0.25	35
Year ended 6-30-2008	10.31	-9.96	1,149	1.43	-0.57	1.44	-0.58	43
Year ended 6-30-2007	12.27	17.53	1,350	1.43	-0.36	1.44	-0.37	27
Class B Shares
Year ended 6-30-2011	10.37	42.91	21	2.49	-1.39	2.51	-1.41	55
Year ended 6-30-2010	7.48	24.88	19	2.58	-1.43	2.60	-1.45	55
Year ended 6-30-2009	5.99	-17.48	20	2.78	-1.42	2.80	-1.44	35
Year ended 6-30-2008	9.21	-10.90	36	2.46	-1.61	2.47	-1.62	43
Year ended 6-30-2007	11.16	16.25	53	2.47	-1.40	2.48	-1.41	27
Class C Shares
Year ended 6-30-2011	10.55	43.01	13	2.35	-1.27	2.37	-1.29	55
Year ended 6-30-2010	7.61	25.17	9	2.44	-1.29	2.46	-1.31	55
Year ended 6-30-2009	6.08	-17.35	8	2.63	-1.27	2.65	-1.29	35
Year ended 6-30-2008	9.31	-10.79	14	2.35	-1.50	2.36	-1.51	43
Year ended 6-30-2007	11.26	16.44	18	2.35	-1.28	2.36	-1.29	27
Class Y Shares
Year ended 6-30-2011	13.01	45.03	59	1.02	0.03	1.04	0.01	55
Year ended 6-30-2010	9.33	26.77	12	1.04	0.10	1.06	0.08	55
Year ended 6-30-2009	7.36	-15.93	11	1.05	0.31	1.07	0.29	35
Year ended 6-30-2008	10.78	-9.65	22	1.04	-0.18	1.05	-0.19	43
Year ended 6-30-2007	12.74	18.06	30	1.04	0.03	1.05	0.02	27

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	119

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2011	$8.56	$(0.09	)(3)	$2.80	$2.71	$—	$(0.21)	$(0.21)
Year ended 6-30-2010	7.76	(0.05	)(3)	0.89	0.84	—	(0.04)	(0.04)
Year ended 6-30-2009	10.44	(0.02	)(3)	(1.86)	(1.88)	—	(0.80)	(0.80)
Year ended 6-30-2008	12.53	(0.05)		0.41	0.36	—	(2.45)	(2.45)
Year ended 6-30-2007	11.13	(0.09)		2.37	2.28	—	(0.88)	(0.88)
Class B Shares
Year ended 6-30-2011	7.10	(0.17	)(3)	2.31	2.14	—	(0.21)	(0.21)
Year ended 6-30-2010	6.51	(0.13	)(3)	0.76	0.63	—	(0.04)	(0.04)
Year ended 6-30-2009	8.97	(0.10	)(3)	(1.62)	(1.72)	—	(0.74)	(0.74)
Year ended 6-30-2008	11.05	(0.17)		0.40	0.23	—	(2.31)	(2.31)
Year ended 6-30-2007	10.02	(0.26)		2.17	1.91	—	(0.88)	(0.88)
Class C Shares
Year ended 6-30-2011	7.14	(0.16	)(3)	2.33	2.17	—	(0.21)	(0.21)
Year ended 6-30-2010	6.54	(0.12	)(3)	0.76	0.64	—	(0.04)	(0.04)
Year ended 6-30-2009	9.01	(0.09	)(3)	(1.64)	(1.73)	—	(0.74)	(0.74)
Year ended 6-30-2008	11.09	(0.14	)(3)	0.38	0.24	—	(2.32)	(2.32)
Year ended 6-30-2007	10.05	(0.19	)(3)	2.11	1.92	—	(0.88)	(0.88)
Class Y Shares
Year ended 6-30-2011	9.18	(0.06	)(3)	3.01	2.95	—	(0.21)	(0.21)
Year ended 6-30-2010	8.29	(0.02	)(3)	0.95	0.93	—	(0.04)	(0.04)
Year ended 6-30-2009	11.06	0.01	(3)	(1.96)	(1.95)	—	(0.82)	(0.82)
Year ended 6-30-2008	13.13	(0.01	)(3)	0.43	0.42	—	(2.49)	(2.49)
Year ended 6-30-2007	11.60	(0.05	)(3)	2.46	2.41	—	(0.88)	(0.88)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

120	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$11.06	31.80%	$2,317	1.35%	-0.86%	1.36%	-0.87%	44%
Year ended 6-30-2010	8.56	10.79	1,893	1.39	-0.57	1.40	-0.58	46
Year ended 6-30-2009	7.76	-16.07	1,802	1.42	-0.23	1.43	-0.24	51
Year ended 6-30-2008	10.44	1.84	2,386	1.32	-0.38	1.33	-0.39	70
Year ended 6-30-2007	12.53	21.42	2,556	1.34	-0.77	1.35	-0.78	68
Class B Shares
Year ended 6-30-2011	9.03	30.30	32	2.47	-1.97	2.48	-1.98	44
Year ended 6-30-2010	7.10	9.64	34	2.52	-1.69	2.53	-1.70	46
Year ended 6-30-2009	6.51	-17.08	40	2.62	-1.44	2.63	-1.45	51
Year ended 6-30-2008	8.97	0.81	63	2.38	-1.45	2.39	-1.46	70
Year ended 6-30-2007	11.05	20.05	80	2.46	-1.89	2.47	-1.90	68
Class C Shares
Year ended 6-30-2011	9.10	30.55	15	2.35	-1.85	2.36	-1.86	44
Year ended 6-30-2010	7.14	9.74	13	2.40	-1.58	2.41	-1.59	46
Year ended 6-30-2009	6.54	-17.08	12	2.55	-1.36	2.56	-1.37	51
Year ended 6-30-2008	9.01	0.88	15	2.34	-1.40	2.35	-1.41	70
Year ended 6-30-2007	11.09	20.08	17	2.42	-1.85	2.43	-1.86	68
Class Y Shares
Year ended 6-30-2011	11.92	32.28	81	1.02	-0.53	1.03	-0.54	44
Year ended 6-30-2010	9.18	11.19	63	1.04	-0.22	1.05	-0.23	46
Year ended 6-30-2009	8.29	-15.72	60	1.03	0.17	1.04	0.16	51
Year ended 6-30-2008	11.06	2.21	73	1.01	-0.06	1.02	-0.07	70
Year ended 6-30-2007	13.13	21.69	60	1.01	-0.43	1.02	-0.44	68

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	121

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2011	$11.87	$(0.16	)(3)	$5.48	$5.32	$—	$—	$—	$—
Year ended 6-30-2010	9.26	(0.14	)(3)	2.75	2.61	—	—	—	—
Year ended 6-30-2009	11.43	(0.12	)(3)	(2.01)	(2.13)	—	—	(0.04)	(0.04)
Year ended 6-30-2008	15.02	(0.14)		(1.52)	(1.66)	—	(1.90)	(0.03)	(1.93)
Year ended 6-30-2007	15.31	(0.14)		2.04	1.90	—	(2.19)	—	(2.19)
Class B Shares
Year ended 6-30-2011	10.53	(0.27	)(3)	4.82	4.55	—	—	—	—
Year ended 6-30-2010	8.29	(0.23	)(3)	2.47	2.24	—	—	—	—
Year ended 6-30-2009	10.29	(0.20	)(3)	(1.80)	(2.00)	—	—	—	—
Year ended 6-30-2008	13.78	(0.43)		(1.18)	(1.61)	—	(1.88)	—	(1.88)
Year ended 6-30-2007	14.34	(0.34)		1.97	1.63	—	(2.19)	—	(2.19)
Class C Shares
Year ended 6-30-2011	10.79	(0.25	)(3)	4.95	4.70	—	—	—	—
Year ended 6-30-2010	8.48	(0.21	)(3)	2.52	2.31	—	—	—	—
Year ended 6-30-2009	10.50	(0.18	)(3)	(1.84)	(2.02)	—	—	—	—
Year ended 6-30-2008	14.01	(0.34)		(1.29)	(1.63)	—	(1.88)	—	(1.88)
Year ended 6-30-2007	14.53	(0.36)		2.03	1.67	—	(2.19)	—	(2.19)
Class Y Shares
Year ended 6-30-2011	12.56	(0.08	)(3)	5.80	5.72	—	—	—	—
Year ended 6-30-2010	9.74	(0.08	)(3)	2.90	2.82	—	—	—	—
Year ended 6-30-2009	11.93	(0.06	)(3)	(2.09)	(2.15)	—	—	(0.04)	(0.04)
Year ended 6-30-2008	15.59	(0.10)		(1.56)	(1.66)	—	(1.93)	(0.07)	(2.00)
Year ended 6-30-2007	15.74	(0.08)		2.12	2.04	—	(2.19)	—	(2.19)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

122	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$17.19	44.82%	$734	1.52%	-1.06%	1.54%	-1.08%	65%
Year ended 6-30-2010	11.87	28.19	510	1.62	-1.23	1.64	-1.25	58
Year ended 6-30-2009	9.26	-18.53	373	1.79	-1.41	1.81	-1.43	87
Year ended 6-30-2008	11.43	-12.57	498	1.55	-1.04	1.57	-1.06	85
Year ended 6-30-2007	15.02	13.73	624	1.55	-0.93	1.57	-0.95	88
Class B Shares
Year ended 6-30-2011	15.08	43.21	21	2.58	-2.10	2.60	-2.12	65
Year ended 6-30-2010	10.53	27.02	21	2.68	-2.28	2.70	-2.30	58
Year ended 6-30-2009	8.29	-19.44	23	2.85	-2.47	2.87	-2.49	87
Year ended 6-30-2008	10.29	-13.39	40	2.48	-1.95	2.50	-1.97	85
Year ended 6-30-2007	13.78	12.69	65	2.48	-1.86	2.50	-1.88	88
Class C Shares
Year ended 6-30-2011	15.49	43.56	13	2.33	-1.87	2.35	-1.89	65
Year ended 6-30-2010	10.79	27.24	11	2.45	-2.05	2.47	-2.07	58
Year ended 6-30-2009	8.48	-19.24	9	2.65	-2.27	2.67	-2.29	87
Year ended 6-30-2008	10.50	-13.30	13	2.37	-1.85	2.39	-1.87	85
Year ended 6-30-2007	14.01	12.81	19	2.39	-1.76	2.41	-1.78	88
Class Y Shares
Year ended 6-30-2011	18.28	45.54	28	1.04	-0.53	1.06	-0.55	65
Year ended 6-30-2010	12.56	28.95	195	1.05	-0.66	1.07	-0.68	58
Year ended 6-30-2009	9.74	-17.92	145	1.06	-0.68	1.08	-0.70	87
Year ended 6-30-2008	11.93	-12.14	198	1.04	-0.53	1.06	-0.55	85
Year ended 6-30-2007	15.59	14.28	241	1.04	-0.42	1.06	-0.44	88

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	123

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income		Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2011	$9.85	$0.01	(3)	$3.26	$3.27	$(0.02)		$—	$—	$(0.02)
Year ended 6-30-2010	9.32	0.00	(3)	0.54	0.54	—	*	—	(0.01)	(0.01)
Year ended 6-30-2009	11.65	0.00	(3)	(2.33)	(2.33)	—		—	—	—
Year ended 6-30-2008	10.99	(0.02)		0.68	0.66	—		—	—	—
Year ended 6-30-2007	9.32	(0.03)		1.70	1.67	—		—	—	—
Class B Shares
Year ended 6-30-2011	9.01	(0.09	)(3)	2.98	2.89	—		—	—	—
Year ended 6-30-2010	8.61	(0.08	)(3)	0.48	0.40	—		—	—	—
Year ended 6-30-2009	10.86	(0.09	)(3)	(2.16)	(2.25)	—		—	—	—
Year ended 6-30-2008	10.34	(0.11	)(3)	0.63	0.52	—		—	—	—
Year ended 6-30-2007	8.85	(0.11	)(3)	1.60	1.49	—		—	—	—
Class C Shares
Year ended 6-30-2011	8.99	(0.09	)(3)	2.97	2.88	—		—	—	—
Year ended 6-30-2010	8.58	(0.08	)(3)	0.49	0.41	—		—	—	—
Year ended 6-30-2009	10.83	(0.08	)(3)	(2.17)	(2.25)	—		—	—	—
Year ended 6-30-2008	10.30	(0.11	)(3)	0.64	0.53	—		—	—	—
Year ended 6-30-2007	8.83	(0.12	)(3)	1.59	1.47	—		—	—	—

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

124	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$13.10	33.22%	$195	1.14%	0.08%	1.15%	0.07%	43%
Year ended 6-30-2010	9.85	5.78	133	1.18	0.06	1.19	0.05	33
Year ended 6-30-2009	9.32	-20.00	111	1.32	0.00	1.33	-0.01	44
Year ended 6-30-2008	11.65	6.01	106	1.24	-0.09	—	—	27
Year ended 6-30-2007	10.99	17.92	75	1.31	-0.29	—	—	55
Class B Shares
Year ended 6-30-2011	11.90	32.08	1	2.07	-0.83	—	—	43
Year ended 6-30-2010	9.01	4.65	2	2.11	-0.87	—	—	33
Year ended 6-30-2009	8.61	-20.72	2	2.31	-1.02	—	—	44
Year ended 6-30-2008	10.86	5.03	3	2.13	-1.01	—	—	27
Year ended 6-30-2007	10.34	16.84	4	2.22	-1.20	—	—	55
Class C Shares
Year ended 6-30-2011	11.87	32.04	4	2.05	-0.82	—	—	43
Year ended 6-30-2010	8.99	4.78	3	2.08	-0.83	—	—	33
Year ended 6-30-2009	8.58	-20.78	3	2.25	-0.95	—	—	44
Year ended 6-30-2008	10.83	5.15	4	2.14	-1.00	—	—	27
Year ended 6-30-2007	10.30	16.65	3	2.27	-1.26	—	—	55

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	125

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital		Total Distributions
Class A Shares
Year ended 6-30-2011	$9.82	$0.02	(3)	$2.71	$2.73	$—	$—	$—		$—
Year ended 6-30-2010	8.27	0.04	(3)	1.59	1.63	(0.07)	—	(0.01)		(0.08)
Year ended 6-30-2009	11.09	0.12	(3)	(2.82)	(2.70)	(0.12)	—	—		(0.12)
Year ended 6-30-2008	14.64	0.12		(2.51)	(2.39)	(0.13)	(1.03)	—		(1.16)
Year ended 6-30-2007	12.80	0.13		2.71	2.84	(0.10)	(0.90)	—		(1.00)
Class B Shares
Year ended 6-30-2011	9.49	(0.11	)(3)	2.63	2.52	—	—	—		—
Year ended 6-30-2010	8.02	(0.07	)(3)	1.54	1.47	— *	—	—	*	— *
Year ended 6-30-2009	10.74	0.03	(3)	(2.72)	(2.69)	(0.03)	—	—		(0.03)
Year ended 6-30-2008	14.21	(0.04)		(2.39)	(2.43)	(0.01)	(1.03)	—		(1.04)
Year ended 6-30-2007	12.47	(0.01)		2.65	2.64	—	(0.90)	—		(0.90)
Class C Shares
Year ended 6-30-2011	9.57	(0.09	)(3)	2.65	2.56	—	—	—		—
Year ended 6-30-2010	8.08	(0.05	)(3)	1.55	1.50	(0.01)	—	—	*	(0.01)
Year ended 6-30-2009	10.81	0.04	(3)	(2.74)	(2.70)	(0.03)	—	—		(0.03)
Year ended 6-30-2008	14.30	(0.04)		(2.41)	(2.45)	(0.01)	(1.03)	—		(1.04)
Year ended 6-30-2007	12.55	0.00		2.65	2.65	—	(0.90)	—		(0.90)
Class Y Shares
Year ended 6-30-2011	9.83	0.04	(3)	2.77	2.81	—	—	—		—
Year ended 6-30-2010	8.28	0.09	(3)	1.59	1.68	(0.12)	—	(0.01)		(0.13)
Year ended 6-30-2009	11.11	0.16	(3)	(2.81)	(2.65)	(0.18)	—	—		(0.18)
Year ended 6-30-2008	14.67	0.18		(2.52)	(2.34)	(0.19)	(1.03)	—		(1.22)
Year ended 6-30-2007	12.83	0.18		2.71	2.89	(0.15)	(0.90)	—		(1.05)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

126	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$12.55	27.80%	$474	1.37%	0.16%	1.38%	0.15%	48%
Year ended 6-30-2010	9.82	19.70	324	1.43	0.36	1.44	0.35	58
Year ended 6-30-2009	8.27	-24.23	248	1.52	1.41	1.53	1.40	72
Year ended 6-30-2008	11.09	-17.35	364	1.33	0.83	1.34	0.82	52
Year ended 6-30-2007	14.64	22.82	514	1.31	0.91	1.32	0.90	38
Class B Shares
Year ended 6-30-2011	12.01	26.55	11	2.48	-0.98	2.49	-0.99	48
Year ended 6-30-2010	9.49	18.38	13	2.50	-0.68	2.51	-0.69	58
Year ended 6-30-2009	8.02	-25.03	16	2.55	0.37	2.56	0.36	72
Year ended 6-30-2008	10.74	-18.10	32	2.24	-0.09	2.25	-0.10	52
Year ended 6-30-2007	14.21	21.75	51	2.23	0.00	2.24	-0.01	38
Class C Shares
Year ended 6-30-2011	12.13	26.75	9	2.29	-0.78	2.30	-0.79	48
Year ended 6-30-2010	9.57	18.55	9	2.35	-0.55	2.36	-0.56	58
Year ended 6-30-2009	8.08	-24.94	7	2.48	0.44	2.49	0.43	72
Year ended 6-30-2008	10.81	-18.11	13	2.22	-0.07	2.23	-0.08	52
Year ended 6-30-2007	14.30	21.69	22	2.20	0.02	2.21	0.01	38
Class Y Shares
Year ended 6-30-2011	12.64	28.59	3	0.92	0.34	0.93	0.33	48
Year ended 6-30-2010	9.83	20.28	26	0.93	0.87	0.94	0.86	58
Year ended 6-30-2009	8.28	-23.78	23	0.94	2.03	0.95	2.02	72
Year ended 6-30-2008	11.11	-17.04	25	0.92	1.23	0.93	1.22	52
Year ended 6-30-2007	14.67	23.28	38	0.91	1.31	0.92	1.30	38

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	127

FINANCIAL HIGHLIGHTS

Waddell & Reed Advisors Funds	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VANGUARD FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2011	$6.49	$(0.01	)(3)	$2.10	$2.09	$(0.01)	$—	$—	$(0.01)
Year ended 6-30-2010	6.03	0.00	(3)	0.48	0.48	(0.01)	—	(0.01)	(0.02)
Year ended 6-30-2009	9.07	0.02	(3)	(2.51)	(2.49)	— *	(0.55)	—	(0.55)
Year ended 6-30-2008	9.58	(0.02)		0.51	0.49	—	(1.00)	—	(1.00)
Year ended 6-30-2007	9.54	(0.02)		0.89	0.87	—	(0.83)	—	(0.83)
Class B Shares
Year ended 6-30-2011	5.58	(0.08	)(3)	1.78	1.70	—	—	—	—
Year ended 6-30-2010	5.23	(0.07	)(3)	0.42	0.35	—	—	—	—
Year ended 6-30-2009	8.04	(0.05	)(3)	(2.23)	(2.28)	—	(0.53)	—	(0.53)
Year ended 6-30-2008	8.63	(0.21)		0.58	0.37	—	(0.96)	—	(0.96)
Year ended 6-30-2007	8.77	(0.20)		0.89	0.69	—	(0.83)	—	(0.83)
Class C Shares
Year ended 6-30-2011	5.63	(0.08	)(3)	1.80	1.72	—	—	—	—
Year ended 6-30-2010	5.27	(0.06	)(3)	0.42	0.36	—	—	—	—
Year ended 6-30-2009	8.08	(0.05	)(3)	(2.23)	(2.28)	—	(0.53)	—	(0.53)
Year ended 6-30-2008	8.67	(0.17)		0.54	0.37	—	(0.96)	—	(0.96)
Year ended 6-30-2007	8.80	(0.16)		0.86	0.70	—	(0.83)	—	(0.83)
Class Y Shares
Year ended 6-30-2011	6.71	0.02	(3)	2.17	2.19	(0.02)	—	—	(0.02)
Year ended 6-30-2010	6.23	0.02	(3)	0.51	0.53	(0.04)	—	(0.01)	(0.05)
Year ended 6-30-2009	9.36	0.06	(3)	(2.61)	(2.55)	(0.04)	(0.54)	—	(0.58)
Year ended 6-30-2008	9.86	0.02		0.52	0.54	—	(1.04)	—	(1.04)
Year ended 6-30-2007	9.76	0.00		0.93	0.93	—	(0.83)	—	(0.83)

*	Not shown due to rounding.

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

128	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2011	$8.57	32.12%	$1,289	1.23%	-0.09%	1.25%	-0.11%	87%
Year ended 6-30-2010	6.49	8.00	1,015	1.26	0.07	1.29	0.04	68
Year ended 6-30-2009	6.03	-26.72	997	1.29	0.34	1.32	0.31	69
Year ended 6-30-2008	9.07	3.78	1,530	1.16	-0.22	1.18	-0.24	65
Year ended 6-30-2007	9.58	9.64	1,600	1.19	-0.26	1.20	-0.27	81
Class B Shares
Year ended 6-30-2011	7.28	30.47	14	2.43	-1.27	2.45	-1.29	87
Year ended 6-30-2010	5.58	6.69	15	2.46	-1.12	2.49	-1.15	68
Year ended 6-30-2009	5.23	-27.65	19	2.50	-0.88	2.53	-0.91	69
Year ended 6-30-2008	8.04	2.74	39	2.21	-1.28	2.23	-1.30	65
Year ended 6-30-2007	8.63	8.38	48	2.28	-1.35	2.29	-1.36	81
Class C Shares
Year ended 6-30-2011	7.35	30.55	7	2.32	-1.17	2.34	-1.19	87
Year ended 6-30-2010	5.63	6.83	7	2.37	-1.03	2.40	-1.06	68
Year ended 6-30-2009	5.27	-27.52	8	2.42	-0.80	2.45	-0.83	69
Year ended 6-30-2008	8.08	2.73	14	2.16	-1.23	2.18	-1.25	65
Year ended 6-30-2007	8.67	8.46	17	2.22	-1.29	2.23	-1.30	81
Class Y Shares
Year ended 6-30-2011	8.88	32.59	98	0.86	0.25	0.88	0.23	87
Year ended 6-30-2010	6.71	8.48	49	0.87	0.49	0.90	0.46	68
Year ended 6-30-2009	6.23	-26.47	50	0.88	0.77	0.91	0.74	69
Year ended 6-30-2008	9.36	4.08	49	0.85	0.09	0.87	0.07	65
Year ended 6-30-2007	9.86	10.06	54	0.86	0.07	0.87	0.06	81

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	129

NOTES TO FINANCIAL STATEMENTS

Waddell & Reed Advisors Funds	JUNE 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Waddell & Reed Advisors Funds, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a Fund) are 13 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (WRIMCO or the Manager).

Each Fund (except Tax-Managed Equity Fund, which does not offer Class Y shares) offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Investments Valuation. Each Fund’s investments are reported at fair value. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Security prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board of Trustees. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Precious metals are valued at the last traded spot price prior to the close of the NYSE.

Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-Counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price. Swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE.

Senior loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

130	ANNUAL REPORT	2011

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. WRIMCO, pursuant to procedures adopted by the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board of Trustees.

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – unadjusted quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. Transfers in and out of Level 3 represent the value at the later of the beginning of the period or the purchase date of the security. There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2011.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of June 30, 2011, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities’ values included in the Level 3 reconciliations have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund

2011	ANNUAL REPORT	131

engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Senior Loans. A Fund invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Fund to fund future commitments at the borrower’s discretion. At June 30, 2011, there were no such unfunded commitments.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security, and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted in the Schedule of Investments.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes.

132	ANNUAL REPORT	2011

Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended June 30, 2011, management believes that no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2006.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the custodian’s prime rate less 150 basis points. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Funds may have a concentration of risk, which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

New Accounting Pronouncements. In April 2011, the FASB issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Funds’ financial statements.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through the date this report was issued.

2.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M — Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.700	0.650	0.600	0.550	0.550	0.550
Continental Income Fund	0.700	0.650	0.600	0.550	0.550	0.550

2011	ANNUAL REPORT	133

Fund (M — Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Core Investment Fund	0.700%	0.650%	0.600%	0.550%	0.525%	0.500%
Dividend Opportunities Fund	0.700	0.650	0.600	0.550	0.550	0.550
Energy Fund	0.850	0.830	0.800	0.760	0.760	0.760
International Growth Fund	0.850	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.850	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.850	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.850	0.830	0.800	0.760	0.760	0.760
Tax-Managed Equity Fund	0.650	0.600	0.550	0.500	0.500	0.500
Value Fund	0.700	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.700	0.650	0.600	0.550	0.550	0.550

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 10), the fee is payable at the following annual rates for those Funds included in the settlement agreement:

Fund (M — Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Accumulative Fund	0.660%	0.640%	0.600%	0.550%	0.550%	0.550%
Asset Strategy Fund	0.690	0.650	0.600	0.550	0.550	0.550
Core Investment Fund	0.650	0.640	0.600	0.550	0.525	0.500
International Growth Fund	0.820	0.830	0.800	0.760	0.760	0.760
New Concepts Fund	0.830	0.830	0.800	0.760	0.760	0.760
Science and Technology Fund	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Fund	0.830	0.830	0.800	0.760	0.760	0.760
Value Fund	0.690	0.650	0.600	0.550	0.550	0.550
Vanguard Fund	0.670	0.650	0.600	0.550	0.550	0.550

Effective June 29, 2009 through September 30, 2016, the fee is payable at the following annual rates for Continental Income Fund:

Fund (M — Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	Over $6,000M
Continental Income Fund	0.680%	0.650%	0.600%	0.550%	0.550%	0.550%

WRIMCO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Waivers of Expenses for more information.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M — Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.5792; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

134	ANNUAL REPORT	2011

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the year ended June 30, 2011, W&R received the following amounts in sales commissions and CDSCs ($ amounts rounded to thousands):

	Gross Sales Commissions	CDSC					Commissions Paid(1)
		Class A		Class B	Class C

Accumulative Fund	$612	$3		$9	$1		$403
Asset Strategy Fund	5,287	12		67	11		3,565
Continental Income Fund	674	1		6	1		458
Core Investment Fund	2,265	7		15	1		1,527
Dividend Opportunities Fund	650	1		6	1		451
Energy Fund	415	—	*	3	—	*	278
International Growth Fund	257	—	*	3	—	*	172
New Concepts Fund	1,348	5		10	1		925
Science and Technology Fund	1,949	7		21	1		1,302
Small Cap Fund	840	5		10	1		570
Tax-Managed Equity Fund	161	—	*	1	—	*	119
Value Fund	467	4		9	—	*	323
Vanguard Fund	784	5		8	1		530

*	Not shown due to rounding.
(1)	With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Trust’s shares, except for registration fees and related expenses.

Waivers of Expenses ($ amounts rounded to thousands). During the year ended June 30, 2011, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Accumulative Fund	$424
Asset Strategy Fund	100
Continental Income Fund	129
Core Investment Fund	600
International Growth Fund	171
New Concepts Fund	200
Science and Technology Fund	200
Small Cap Fund	143
Value Fund	44
Vanguard Fund	300

2011	ANNUAL REPORT	135

For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average Class A net assets on an annual basis. During the year ended June 30, 2011, the following amounts represent the difference between 0.25% and the reduced Rule 12b-1 fees:

Accumulative Fund	$193
Core Investment Fund	28
Tax-Managed Equity Fund	24

Any amounts due to the funds as a reimbursement but not paid as of June 30, 2011 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

3.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts rounded to thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended June 30, 2011, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers

Accumulative Fund	$—	$483,161	$—	$684,561
Asset Strategy Fund	—	1,996,802	668	2,358,434
Continental Income Fund	—	200,096	2,145	245,286
Core Investment Fund	—	2,176,106	—	2,184,984
Dividend Opportunities Fund	—	287,552	—	276,266
Energy Fund	—	61,637	—	62,102
International Growth Fund	—	313,168	—	371,434
New Concepts Fund	—	740,923	—	756,075
Science and Technology Fund	—	1,017,417	—	1,280,680
Small Cap Fund	—	461,480	—	669,908
Tax-Managed Equity Fund	—	86,915	—	72,340
Value Fund	—	225,419	—	200,887
Vanguard Fund	—	1,105,485	—	1,110,274

4.	FEDERAL INCOME TAX MATTERS ($ amounts rounded to thousands)

For Federal income tax purposes, cost of investments owned at June 30, 2011 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Accumulative Fund	$989,963	$260,390	$24,834	$235,556
Asset Strategy Fund	2,411,313	1,031,147	48,136	983,011
Continental Income Fund	510,623	165,295	1,171	164,124
Core Investment Fund	2,360,934	754,480	17,904	736,576
Dividend Opportunities Fund	577,514	208,243	7,689	200,554
Energy Fund	184,938	90,792	3,375	87,417
International Growth Fund	473,073	117,911	12,591	105,320
New Concepts Fund	1,135,127	441,631	31,338	410,293
Science and Technology Fund	1,936,614	565,009	78,506	486,503
Small Cap Fund	564,785	239,626	8,362	231,264
Tax-Managed Equity Fund	153,377	48,519	1,888	46,631
Value Fund	419,183	85,708	11,911	73,797
Vanguard Fund	1,072,942	354,340	3,781	350,559

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended June 30, 2011 and the post-October activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Losses Deferred
Accumulative Fund	$2,012	$341	$—	$—	$—	$—	*
Asset Strategy Fund	30,275	32,016	—	—	—	3,950
Continental Income Fund	7,806	1,208	29,172	12,322	—	—
Core Investment Fund	6,258	4,454	—	137,447	—	—
Dividend Opportunities Fund	7,021	612	—	—	—	—
Energy Fund	—	—	—	—	—	—
International Growth Fund	4,027	8,060	—	—	—	3,343

136	ANNUAL REPORT	2011

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Losses Deferred
New Concepts Fund	$23,790	$20,785	$26,301	$186,863	$—	$—
Science and Technology Fund	—	32,081	47,139	115,502	—	378
Small Cap Fund	—	—	—	57,320	—	—
Tax-Managed Equity Fund	291	—	—	—	—	—
Value Fund	—	1,571	—	—	—	—
Vanguard Fund	732	—	—	—	—	—

*	Not shown due to rounding.

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future net realized gains incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following table shows the totals by year in which the capital loss carryovers will expire if not utilized.

Fund	2012	2013	2014	2015	2016	2017	2018	2019
Accumulative Fund	$—	$35,772	$—	$—	$—	$—	$191,331	$—
Asset Strategy Fund	—	—	—	—	—	171,385	335,119	—
Continental Income Fund	—	—	—	—	53,512	—	—	—
Core Investment Fund	—	—	—	—	—	—	—	—
Dividend Opportunities Fund	—	—	—	—	—	3,126	86,446	—
Energy Fund	—	—	—	—	—	9,079	17,511	10,078
International Growth Fund	20,678	—	—	—	—	29,241	38,531	—
New Concepts Fund	—	—	—	—	—	—	—	—
Science and Technology Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—	—
Tax-Managed Equity Fund	—	—	—	—	—	—	2,881	—
Value Fund	—	—	—	—	—	393	13,592	—
Vanguard Fund	—	—	—	—	—	—	17,922	—

Retirement Shares was merged into Continental Income Fund as of June 29, 2009. At the time of the merger, Retirement Shares had capital loss carryovers available to offset future gains of Continental Income Fund. These carryovers are limited to $10,702 for each period ending from June 30, 2012 through 2016 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At June 30, 2011, the following reclassifications were made: Asset Strategy Fund reclassified permanent differences relating to differing treatments of currency option income; Continental Income Fund reclassified permanent differences relating to differing treatments of partnership transactions and mortgage-backed security paydowns; Core Investment Fund reclassified permanent differences relating to differing treatments of partnership transactions; Dividend Opportunities Fund reclassified permanent differences relating to differing treatments of non-deductible excise taxes; Energy Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership transactions; International Growth Fund reclassified permanent differences relating to differing treatments of expired capital loss carryovers, currency option income and non-deductible excise taxes; New Concepts Fund reclassified permanent differences relating to differing treatments of net operating losses and partnership transactions; Science and Technology Fund reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Fund reclassified permanent differences relating to differing treatments of net operating losses; Tax-Managed Equity Fund reclassified permanent differences relating to differing treatments of overdistributions; Value Fund reclassified permanent differences relating to differing treatments of partnership transactions and overdistributions; and Vanguard Fund reclassified permanent differences relating to differing treatments of net operating losses and overdistributions.

2011	ANNUAL REPORT	137

5.	MULTICLASS OPERATIONS (All amounts rounded to thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Accumulative Fund				Asset Strategy Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	12,080	$89,097	25,914	$163,643	54,395	$504,324	69,649	$584,070
Class B	146	967	249	1,449	901	8,131	1,643	13,444
Class C	153	1,053	168	981	1,688	15,391	2,369	19,468
Class Y	71	516	577	3,722	2,500	23,157	4,103	35,173
Shares issued in reinvestment of distributions to shareholders:
Class A	252	1,873	815	5,193	3,113	28,795	1,208	10,353
Class B	—	—	—	—	22	202	—	—
Class C	—	—	—	—	26	237	—	—
Class Y	2	18	4	23	66	617	39	337
Shares redeemed:
Class A	(29,260)	(213,469)	(60,510)	(387,509)	(82,203)	(758,823)	(61,700)	(515,847)
Class B	(1,336)	(8,919)	(1,618)	(9,500)	(4,673)	(41,822)	(4,296)	(35,186)
Class C	(394)	(2,665)	(434)	(2,556)	(3,591)	(32,206)	(2,959)	(24,212)
Class Y	(57)	(416)	(632)	(4,045)	(1,588)	(14,627)	(3,944)	(33,385)
Net increase (decrease)	(18,343)	$(131,945)	(35,467)	$(228,599)	(29,344)	$(266,624)	6,112	$54,215

	Continental Income Fund				Core Investment Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	9,052	$74,762	6,455	$48,355	55,028	$325,357	41,359	$205,261
Class B	136	1,121	147	1,093	578	3,130	829	3,792
Class C	201	1,663	142	1,049	816	4,572	531	2,469
Class Y	84	685	206	1,537	3,963	24,831	7,891	36,275
Shares issued in reinvestment of distributions to shareholders:
Class A	4,338	35,107	842	6,260	985	5,865	1,732	8,350
Class B	56	456	2	18	—	—	—	—
Class C	35	285	2	13	—	—	—	—
Class Y	41	333	9	66	18	106	66	320
Shares redeemed:
Class A	(14,465)	(119,050)	(14,278)	(105,991)	(88,687)	(515,804)	(81,280)	(399,310)
Class B	(495)	(4,037)	(527)	(3,901)	(2,197)	(11,686)	(2,756)	(12,583)
Class C	(209)	(1,700)	(199)	(1,481)	(889)	(4,819)	(778)	(3,549)
Class Y	(43)	(359)	(192)	(1,433)	(8,679)	(43,162)	(5,623)	(27,704)
Net decrease	(1,269)	$(10,734)	(7,391)	$(54,415)	(39,064)	$(211,610)	(38,029)	$(186,679)

138	ANNUAL REPORT	2011

	Dividend Opportunities Fund				Energy Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	12,416	$178,329	12,452	$156,520	4,077	$54,494	4,329	$46,192
Class B	84	1,189	140	1,732	51	641	78	798
Class C	166	2,413	144	1,804	101	1,356	73	762
Class Y	38	517	247	3,124	70	999	212	2,362
Shares issued in reinvestment of distributions to shareholders:
Class A	480	6,801	457	5,728	—	—	—	—
Class B	2	29	—	—	—	—	—	—
Class C	3	48	1	11	—	—	—	—
Class Y	2	22	13	164	—	—	—	—
Shares redeemed:
Class A	(12,301)	(177,703)	(11,281)	(141,625)	(4,431)	(57,145)	(4,101)	(43,342)
Class B	(317)	(4,479)	(553)	(6,897)	(168)	(2,085)	(154)	(1,579)
Class C	(310)	(4,414)	(411)	(5,115)	(185)	(2,344)	(94)	(972)
Class Y	(865)	(10,710)	(234)	(2,988)	(40)	(492)	(215)	(2,394)
Net increase (decrease)	(602)	$(7,958)	975	$12,458	(525)	$(4,576)	128	$1,827

	International Growth Fund				New Concepts Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,971	$37,602	5,150	$41,762	21,255	$236,308	19,926	$173,162
Class B	27	232	126	963	256	2,409	343	2,503
Class C	37	344	75	589	355	3,465	224	1,693
Class Y	963	8,699	4,098	31,642	3,549	39,995	840	7,817
Shares issued in reinvestment of distributions to shareholders:
Class A	350	3,320	640	5,315	4,236	47,101	—	—
Class B	—	—	1	7	70	667	—	—
Class C	—	—	1	10	38	361	—	—
Class Y	67	635	94	777	114	1,343	—	—
Shares redeemed:
Class A	(10,286)	(96,360)	(11,554)	(93,705)	(24,655)	(272,309)	(21,107)	(184,726)
Class B	(341)	(2,875)	(585)	(4,453)	(917)	(8,531)	(1,106)	(8,270)
Class C	(140)	(1,242)	(255)	(2,008)	(368)	(3,497)	(337)	(2,604)
Class Y	(1,109)	(10,530)	(1,254)	(10,396)	(410)	(5,009)	(994)	(9,081)
Net increase (decrease)	(6,461)	$(60,175)	(3,463)	$(29,497)	3,523	$42,303	(2,211)	$(19,506)

2011	ANNUAL REPORT	139

	Science and Technology Fund				Small Cap Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	21,220	$223,943	22,833	$206,652	9,259	$140,946	10,496	$118,706
Class B	342	2,943	531	3,966	168	2,197	314	3,125
Class C	336	2,956	424	3,180	178	2,497	169	1,721
Class Y	1,020	11,533	2,086	20,484	795	12,101	3,104	38,115
Shares issued in reinvestment of distributions to shareholders:
Class A	4,068	42,389	955	8,697	—	—	—	—
Class B	103	884	30	229	—	—	—	—
Class C	40	348	10	75	—	—	—	—
Class Y	126	1,415	29	281	—	—	—	—
Shares redeemed:
Class A	(36,894)	(384,214)	(35,102)	(317,725)	(9,528)	(143,388)	(7,829)	(90,393)
Class B	(1,622)	(13,887)	(1,987)	(15,084)	(842)	(10,962)	(1,000)	(10,229)
Class C	(497)	(4,324)	(475)	(3,623)	(301)	(4,146)	(210)	(2,187)
Class Y	(1,223)	(13,727)	(2,487)	(24,332)	(14,794)	(198,790)	(2,502)	(29,207)
Net increase (decrease)	(12,981)	$(129,741)	(13,153)	$(117,200)	(15,065)	$(199,545)	2,542	$29,651

	Tax-Managed Equity Fund				Value Fund
	Year ended June 30, 2011		Year ended June 30, 2010		Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,599	$43,653	3,352	$35,551	13,357	$159,512	9,476	$97,633
Class B	5	53	24	233	94	1,049	323	3,231
Class C	41	452	102	971	189	2,219	190	1,915
Class Y	N/A	N/A	N/A	N/A	119	1,338	424	4,336
Shares issued in reinvestment of distributions to shareholders:
Class A	23	283	10	111	—	—	238	2,395
Class B	—	—	—	—	—	—	1	7
Class C	—	—	—	—	—	—	1	7
Class Y	N/A	N/A	N/A	N/A	—	—	36	358
Shares redeemed:
Class A	(2,214)	(26,527)	(1,775)	(18,788)	(8,614)	(100,622)	(6,694)	(67,962)
Class B	(61)	(673)	(55)	(526)	(612)	(6,758)	(921)	(9,102)
Class C	(110)	(1,207)	(104)	(1,006)	(362)	(4,133)	(189)	(1,862)
Class Y	N/A	N/A	N/A	N/A	(2,506)	(25,448)	(595)	(5,995)
Net increase	1,283	$16,034	1,554	$16,546	1,665	$27,157	2,290	$24,961

140	ANNUAL REPORT	2011

	Vanguard Fund
	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	25,819	$206,699	18,848	$130,561
Class B	172	1,167	241	1,429
Class C	288	2,037	169	1,020
Class Y	5,548	46,148	2,966	20,745
Shares issued in reinvestment of distributions to shareholders:
Class A	73	588	544	3,799
Class B	—	—	—	—
Class C	—	—	—	—
Class Y	16	132	67	481
Shares redeemed:
Class A	(31,867)	(250,658)	(28,368)	(195,521)
Class B	(995)	(6,682)	(1,066)	(6,337)
Class C	(502)	(3,489)	(389)	(2,330)
Class Y	(1,774)	(14,820)	(3,815)	(27,835)
Net decrease	(3,222)	$(18,878)	(10,803)	$(73,988)

6.	DERIVATIVE INSTRUMENTS (All amounts rounded to thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial position and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Agreements. Each Fund may invest in swap agreements.

2011	ANNUAL REPORT	141

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. A Fund may mitigate credit risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Objectives and Strategies

Accumulative Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities and generating additional income from written option premiums. To achieve these objectives, the Fund utilized options, both written and purchased, on individual equity securities and domestic equity indices.

Asset Strategy Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures, total return swaps and option contracts on foreign and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage event risks, the Fund utilized short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Fund.

International Growth Fund. The Fund’s objectives in using derivatives during the period included managing the exposure to various foreign currencies and gaining exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Fund utilized forward contracts and purchased option contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Fund utilized total return swaps.

142	ANNUAL REPORT	2011

New Concepts Fund. The Fund’s objectives in using derivatives during the period included gaining exposure to certain sectors, hedging certain event risks on positions held by the Fund and hedging market risk on equity securities. To achieve these objectives, the Fund utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Science and Technology Fund. The Fund’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund and on domestic equity indices.

Small Cap Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities and increasing exposure to various equity sectors and markets. To achieve these objectives, the Fund utilized total return swaps and futures on domestic equity indices.

Value Fund. The Fund’s objectives in using derivatives during the period included hedging market risk on equity securities, generating additional income from written option premiums, and gaining exposure to, or facilitate trading in, certain securities. To achieve the objective of hedging market risk, the Fund utilized futures on domestic equity indices. To achieve the objective of generating additional income and gaining exposure to certain securities, the Fund utilized options, both written and purchased, on individual equity securities.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of June 30, 2011:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Accumulative Fund	Equity			Written options at market value	$256
Asset Strategy Fund	Equity	Investments in unaffiliated securities at market value*	$13,347
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	4,317	Unrealized depreciation on forward foreign currency contracts	10,728
International Growth Fund	Equity			Unrealized depreciation on swap agreements	490
New Concepts Fund	Equity			Written options at market value	316
Small Cap Fund	Equity	Unrealized appreciation on swap agreements	595	Unrealized depreciation on swap agreements	10
Value Fund	Equity			Written options at market value	686

*	Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

Amount of realized gain (loss) on derivatives recognized in the Statement of Operations for the year ended June 30, 2011:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$105	$—	$—	$1,775	$—	$1,880
Asset Strategy Fund	Equity	(51,510)	7,444	(159,943)	10,806	—	(193,203)
	Foreign currency	(9,975)	—	—	1,418	(49,277)	(57,834)
International Growth Fund	Equity	—	10,130	—	—	—	10,130
	Foreign currency	(3,024)	—	—	—	(5,911)	(8,935)
New Concepts Fund	Equity	(11,044)	—	—	778	—	(10,266)
Science and Technology Fund	Equity	(10,388)	—	—	2,937	—	(7,451)
Small Cap Fund	Equity	—	330	665	—	—	995
Value Fund	Equity	(260)	—	(2,100)	315	—	(2,045)

2011	ANNUAL REPORT	143

Change in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations for the year ended June 30, 2011:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Accumulative Fund	Equity	$—	$—	$—	$221	$—	$221
Asset Strategy Fund	Equity	(2,728)	—	(54,333)	—	—	(57,061)
	Foreign currency	(721)	—	—	203	(2,245)	(2,763)
International Growth Fund	Equity	—	368	—	—	—	368
	Foreign currency	—	—	—	—	(1,032)	(1,032)
New Concepts Fund	Equity	—	—	—	331	—	331
Small Cap Fund	Equity	—	585	—	—	—	585
Value Fund	Equity	145	—	—	184	—	329

During the year ended June 30, 2011, the average derivative volume was as follows:

Fund	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(3)	Written options(3)
Accumulative Fund	$—	$—	$—	$—	—	56	2,554
Asset Strategy Fund	418,713	425,707	—	496,492	889	8,933	4,741
International Growth Fund	24,496	24,948	—	—	2,755,078	1	—
New Concepts Fund	—	—	—	—	—	7,802	10,991
Science and Technology Fund	—	—	—	—	—	1,393	1,393
Small Cap Fund	—	—	5,054	—	72,552	—	—
Value Fund	—	—	—	5,177	—	890	9,436

(1)	Average principal amount outstanding during the period.
(2)	Average market value outstanding during the period.
(3)	Average number of contracts outstanding during the period (unrounded).

7.	COMMITMENTS ($ amounts rounded to thousands)

In connection with Asset Strategy Fund’s investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $3,732 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000. At June 30, 2011, Asset Strategy Fund had made a total contribution of $7,268. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF’s investment strategy is to make minority investments in future blue-chip Vietnamese companies.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts rounded to thousands)

A summary of the transactions in affiliated companies during the year ended June 30, 2011 follows:

	6-30-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-11 Share Balance	6-30-11 Market Value
Asset Strategy Fund
Vietnam Azalea Fund Limited(1)	1,100	$—	$—	$—	$—	1,100	$4,609

	6-30-10 Share/Principal Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-11 Share/Principal Balance	6-30-11 Market Value
Science and Technology Fund
ACI Worldwide, Inc.(1)	3,855	$—	$—	$—	$—	3,855	$130,183
Animal Health International, Inc.(1)(2)	2,588	—	30,459	(19,460)	—	—	—
Aspen Technology, Inc.(1)	9,128	949	—	—	—	9,185	157,797
ESCO Technologies Inc.	1,873	—	—	—	599	1,873	68,924
Euronet Worldwide, Inc.(1)	2,678	—	—	—	—	2,678	41,261
Lawson Software, Inc.(1)(2)	9,315	—	70,118	33,830	—	—	—
Photronics, Inc.(1)	2,590	3,605	—	—	—	3,058	25,898
Power-One, Inc.(1)	6,152	—	—	—	—	6,152	49,830
Telvent GIT, S.A.(1)	3,094	1,140	13,269	4,840	—	2,683	106,775
Telvent GIT, S.A., Convertible	$13,000	3,762	16,762	4,307	685	$—	—
				$23,517	$1,284		$580,668

144	ANNUAL REPORT	2011

	6-30-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	6-30-11 Share Balance	6-30-11 Market Value
Small Cap Fund
Stratasys, Inc.(1)(2)	1,275	$—	$16,967	$9,636	$—	432	N/A

(1)	No dividends were paid during the preceding 12 months.

(2)	Company was no longer an affiliate at June 30, 2011.

9.	WRITTEN OPTION ACTIVITY ($ amounts rounded to thousands)

Transactions in written options were as follows:

Fund	Outstanding at 6-30-10	Options written	Options closed	Options exercised	Options expired	Outstanding at 6-30-11
Accumulative Fund
Number of Contracts	—	30,808	(20,287)	(49)	(5,074)	5,398
Premium Received	$—	$3,303	$(2,220)	$(4)	$(602)	$477
Asset Strategy Fund
Number of Contracts	1	26,449	(17,553)	—	(8,897)	—
Premium Received	$2,115	$11,494	$(7,473)	$—	$(6,136)	$—
New Concepts Fund
Number of Contracts	—	123,360	(92,544)	(8,427)	(17,949)	4,440
Premium Received	$—	$8,916	$(3,956)	$(2,706)	$(1,607)	$647
Science and Technology Fund
Number of Contracts	—	32,153	(28,924)	—	(3,229)	—
Premium Received	$—	$5,706	$(3,371)	$—	$(2,335)	$—
Value Fund
Number of Contracts	5,496	51,468	(17,159)	(9,915)	(15,770)	14,120
Premium Received	$685	$3,249	$(1,287)	$(977)	$(888)	$782

10.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed’s supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds’ Boards of Directors (now Trustees) and shareholders regarding the market timing activity and Waddell & Reed’s acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, formerly W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds’ investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds’ Boards of Directors (now Trustees) and appoint an independent compliance consultant responsible for monitoring the Funds’ and WRIMCO’s compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, required Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Directors (now Trustees). The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of

2011	ANNUAL REPORT	145

losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

146	ANNUAL REPORT	2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund, thirteen of the series constituting Waddell & Reed Advisors Funds (the “Trust”), as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of the Waddell & Reed Advisors Funds as of June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

August 18, 2011

2011	ANNUAL REPORT	147

INCOME TAX INFORMATION

Waddell & Reed Advisors Funds	AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2011:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Accumulative Fund	$2,011,676	$2,011,676
Asset Strategy Fund	14,562,853	34,142,631
Continental Income Fund	7,806,068	7,806,068
Core Investment Fund	6,257,884	6,257,884
Dividend Opportunities Fund	7,020,856	7,020,856
Energy Fund	—	—
International Growth Fund	126,659	5,056,509
New Concepts Fund	20,556,196	21,075,781
Science and Technology Fund	—	—
Small Cap Fund	—	—
Tax-Managed Equity Fund	291,247	291,247
Value Fund	—	—
Vanguard Fund	732,041	732,041

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Accumulative Fund	$—
Asset Strategy Fund	—
Continental Income Fund	29,172,413
Core Investment Fund	—
Dividend Opportunities Fund	—
Energy Fund	—
International Growth Fund	—
New Concepts Fund	26,301,325
Science and Technology Fund	47,138,904
Small Cap Fund	—
Tax-Managed Equity Fund	—
Value Fund	—
Vanguard Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Each Fund elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income

Accumulative Fund	$—	$—
Asset Strategy Fund	—	—
Continental Income Fund	—	—
Core Investment Fund	—	—
Dividend Opportunities Fund	—	—
Energy Fund	—	—
International Growth Fund	1,166,681	17,752,403
New Concepts Fund	—	—
Science and Technology Fund	—	—
Small Cap Fund	—	—
Tax-Managed Equity Fund	—	—
Value Fund	—	—
Vanguard Fund	—	—

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

148	ANNUAL REPORT	2011

BOARD OF TRUSTEES AND OFFICERS

Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Trust (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios) and Waddell & Reed InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (31 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Each Trustee became a Trustee in 2008, as reflected in the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Trustee, Ivy Funds (31 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Fund Complex: 2009	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Former President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2008 Fund Complex: 1998 Trust: 2008 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2008 Fund Complex: 1998	Dean of the College of Law, University Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director, Graymark HealthCare (2008 to present); Independent Director, LSQ Manager, Inc. (2007 to present); Director and Shareholder, Valliance Bank, N.A.; Independent Chairman and Trustee, Ivy Funds (31 portfolios overseen)

2011	ANNUAL REPORT	149

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2008 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001-2008); formerly, Director of WDR (until 2003)	None
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2008 Fund Complex: 2008	Business Consultant; Treasurer and Trustee, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009); Director, Daughters of Charity Foundation (non-profit health system) (1996-2006)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2008 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board, Committee Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Fund Complex: 1996	Shareholder/Trustee, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services) (2003-2010)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Fund Complex: 1995	Professor of Business Administration, University of Missouri (until 2003); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Bloch School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999); Chancellor Emeritus (1999 to present)	Director, Menorah Medical Center Foundation; Director, Economic Development Corporation of Kansas City; Director, Country Club Bank, Kansas City; Trustee, Ivy Funds (31 portfolios overseen)

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund’s shareholder servicing and accounting services agent, WISC, as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Trustee Since	Principal Occupation During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2008 Fund Complex: 2001 Trustee: 2008 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed, Inc.; Trustee, Ivy Funds (31 portfolios overseen); Director of United Way of Greater Kansas City; Director of Blue Cross/BlueShield of Kansas City
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trustee: 2008 Fund Complex: 2007	President of WDR (2010 to present); CIO of WDR, WRIMCO and IICO (2005 to 2011); Senior Vice President of WDR (2005 to present); Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WDR, WRIMCO and IICO

150	ANNUAL REPORT	2011

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund’s officers are:

Name, Address and Year of Birth	Position(s) Held with the Fund and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present)
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	2008 2008 2008	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007)
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2008 2008 2008	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

*This is the date when the officers first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

2011	ANNUAL REPORT	151

ANNUAL PRIVACY NOTICE

Waddell & Reed Advisors Funds

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

152	ANNUAL REPORT	2011

PROXY VOTING INFORMATION

Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Waddell & Reed Advisors Funds

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2011	ANNUAL REPORT	153

This page is for your notes and calculations.

154	ANNUAL REPORT	2011

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus, or summary prospectus, carefully before investing.

2011	ANNUAL REPORT	155

ANN-WRA-EQ (6-11)

ITEM 2.    CODE OF ETHICS

(a)	As of June 30, 2011, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2010	$154,680
2011	196,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2010	$11,214
2011	16,101

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2010	$35,000
2011	32,500

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2010	$17,513
2011	12,292

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$63,727 and $60,893 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $217,471 and $220,655 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a) (1)    The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WADDELL & REED ADVISORS FUNDS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 1, 2011

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 1, 2011